UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-05632
                                    ---------

                           Fremont Mutual Funds, Inc.
               (Exact name of registrant as specified in charter)

                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
                    (Address of principal executive offices)

                             Tina Thomas, Secretary
                           Fremont Mutual Funds, Inc.
                          333 Market Street, Suite 2600
                             San Francisco, CA 94105
                     (Name and address of agent for service)

                                    Copy to:
                             Robert Robertson, Esq.
                                    Dechert
                        4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660-8842

               Registrant's telephone number, including area code:
                                 (415) 284-8733


Date of fiscal year end:   October 31, 2003

Date of reporting period:  April 30, 2003

Item 1:   Reports to Stockholders

[GRAPHIC OMITTED]

Fremont prides itself on being a
"Partner to Champions."
                    --E. Douglas Taylor

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                             Semi-Annual Report | April 30, 2003

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

[PHOTO]
Fremont prides itself on being a
"Partner to Champions."

Dear Fremont Fund Shareholders,

It is a pleasure to report good news. So far this year we have seen some recovery in the stock markets. As a consequence, we can report positive year-to-date performance for 11 of the 13 Fremont Funds for the six-month period ended April 30. Since I joined Fremont Investment Advisors in January as its CEO, I have been encouraged, not only by the performance of our products, but by the high standards of excellence embraced by our employees and sub-advisors and those closely involved in our business.

We are entering a period of significant change at Fremont. In January we announced the beginning of a process that will eventually lead to the sale of Fremont Investment Advisors' investment management and mutual fund businesses. We are confident we will find a buyer that will maintain Fremont's high investment and client service standards. In the interim, we will continue to work diligently to improve all facets of our business.

Fremont prides itself on being a "Partner to Champions." Through the years, we have searched for the very best outside investment talent to serve as sub-advisors to our funds. And we have been very successful. On May 15, we celebrated the 25th anniversary of Fremont's relationship with PIMCO, sub-advisor to the Fremont Bond Fund. Bill Gross, PIMCO's Chief Investment Officer, is widely acknowledged to be one of the best fixed income managers in the world. We have partnered with another leading investor, Bob Kern of Kern Capital Management, for almost two decades. Bob is one of the pioneers and leading practitioners of micro-cap investing.

One of the principal advantages of investing in the Fremont family of funds is that when one or more of our sub-advisors fail to achieve our objective of consistently superior performance, we replace them. As you know, the past three years have been an exceedingly difficult test for almost all investment managers, leading us, after much study and deliberation, to establish three new sub-advisor relationships since the beginning of the fiscal year. TimesSquare Capital Management, one of the first investment companies with a team dedicated exclusively to small and mid-cap growth stock research, is the new Portfolio Manager of the Fremont U.S. Small Cap Fund. AllianceBernstein, which was formed in 2000 with the merger of leading growth stock manager Alliance Capital and premier value manager Sanford C. Bernstein & Co., Inc., has taken over the management of the Fremont Large Cap Value Fund (formerly the New Era Value
Fund). Evergreen Investment Management, the new Portfolio Manager of the Fremont California Intermediate Tax-Free Fund, is one of the most respected municipal securities investment firms in the U.S. All these new sub-advisor partners bring a wealth of experience and excellent long-term performance track records to Fremont.

I congratulate you on the steadfastness you have shown as an investor during the bear market, and I share your hope that the worst is now over. While no one can predict the future, I can assure you that the people at Fremont are working as hard as ever to bring you the best investment management possible, now and in the months to come.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                            2

Fremont International Growth Fund                                              4

Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund)             6

Fremont Large Cap Growth Fund (formerly Fremont New Era Growth Fund)           8

Fremont Structured Core Fund                                                  10

Fremont U.S. Small Cap Fund                                                   12

Fremont U.S. Micro-Cap Fund                                                   14

Fremont Real Estate Securities Fund                                           16

Fremont Bond Fund                                                             18

Fremont California Intermediate Tax-Free Fund                                 20

Fremont Money Market Fund                                                     22

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund                                                           25

Fremont International Growth Fund                                             34

Fremont Large Cap Value Fund                                                  35

Fremont Large Cap Growth Fund                                                 37

Fremont Structured Core Fund                                                  38

Fremont U.S. Small Cap Fund                                                   40

Fremont U.S. Micro-Cap Fund                                                   42

Fremont Real Estate Securities Fund                                           44

Fremont Bond Fund                                                             45

Fremont California Intermediate Tax-Free Fund                                 51

Fremont Money Market Fund                                                     53

Notes to Schedules of Investments in Securities and Net Assets,
  Portfolio Abbreviations & Currency Abbreviations                            56

Country Diversification                                                       57

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          58

Statements of Operations                                                      62

Statements of Changes in Net Assets                                           66

FINANCIAL HIGHLIGHTS                                                          72

NOTES TO FINANCIAL STATEMENTS                                                 79

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation
Committee, Portfolio Managers
Fremont Investment Advisors, Inc.

[PHOTOS]
E. Douglas Taylor, Sandie Kinchen,
Al Kirschbaum, and Noel DeDora

FUND PROFILE

Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and, perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's portfolio management team employs a three-step investment process. First, they develop global economic and financial forecasts. Next, they examine financial market data to determine the most advantageous mix of stocks, bonds and cash. Finally, each portfolio manager selects individual securities based on intensive quantitative or fundamental analysis.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont Global Fund returned 5.03% compared to the Lipper Global Flexible Fund Average's 4.72% gain. The Fund's fixed income investments helped support the portfolio from November through mid-March, when rallying equities markets began contributing to performance.

     War-related anxiety and the spike in oil prices temporarily undermined the U.S. economy in the first four and a half months of this reporting period. Consumer sentiment plummeted, consumer spending slowed and business investment, which had been improving modestly, stalled. The war had an impact on the stock market as well. After rallying briefly in early January, stocks retreated through mid-March as investors attempted to digest the political and economic consequences of the impending conflict. Following coalition forces' quick and decisive victory and the sharp decline in oil prices, investor sentiment improved significantly and equity markets finished strong.

     We saw similar economic and market trends internationally, with GDP growth slowing, especially in Europe, and the MSCI EAFE Index declining sharply before rallying in March and April. With EAFE under-performing the S&P 500 in first half fiscal 2003, our under-weighting in international equities helped the Fund outperform its Lipper peer group average.

     Despite historically low yields, U.S. Treasury Bonds held their own as investors once again cleaved to "full faith and credit" government securities. Corporate bonds performed well as investors responded favorably to balance sheet improvement. In March, the U.S. dollar regained some ground versus the euro, but resumed its downward trend in April. With weaker growth in Europe and the euro gaining against the dollar over this reporting period, our higher weightings in euro bonds and currencies enhanced the Fund's performance.

     At the close of first half fiscal 2003, the Fund was slightly under-weighted U.S. equities (48% versus a neutral 55%), over-weighted international equities (18% versus a neutral 10%), and at a neutral weighting of 33% for global bonds. The remaining 1% of assets are in cash reserves.

     As we write, major combat in Iraq is over and coalition forces are working to restore order. However, some economists are questioning whether victory in Iraq will be enough to reinvigorate the U.S. and global economy. Indeed, recently released economic data has been somewhat mixed. Institute of Supply Management (ISM) barometers showed both services and manufacturing contracting in March and new jobless claims have trended higher. Importantly, however, consumer confidence has recovered strongly and April retail sales looked good. Also, first quarter corporate earnings materially exceeded consensus expectations. Still at issue, is whether business investment will pick up. We believe victory in Iraq will help restore corporate confidence and encourage business spending. However, with still low capacity utilization rates in many industries, capital spending will likely remain somewhat constrained. We believe the global economy can get back on a slow growth path, with full-year 2003 global GDP growth finishing in the 1.5%-2.5% range. The wild card is Asia, where it is difficult to determine how much of a short-term impact the SARS scare will have on economic activity.

     Looking forward, we are biased toward U.S. equities because we believe the U.S. to be among the better performing global economies. There is some upward pressure on wages and selected commodities, but, in general, we believe inflation will remain dormant, giving the Fed room to cut interest rates further and/or increase the monetary base if needed. We also believe victory in Iraq has increased President Bush's political capital, which should help him push at least part of his fiscal stimulus package through Congress.

     Finally, and perhaps most importantly, although they may be subject to significant volatility, we anticipate oil prices to average in the mid-$20s, providing the equivalent of a sizable tax cut to consumers and

2  FREMONT MUTUAL FUNDS
businesses. Although pricing flexibility remains limited, productivity gains are helping preserve corporate profit margins. Consequently, a pick-up in the economy should help corporate earnings continue to surprise on the upside in second half 2003 and promote a sustained market advance. We will gradually reduce exposure to international equities, primarily because we expect economic growth in Europe to trail that of the U.S.

     On the fixed income front, we anticipate a relatively stable U.S. bond market, with corporate bonds outperforming Treasuries as the economy gets back on track. European bonds are attractively priced relative to U.S. bonds. We continue to own selected higher yielding dollar denominated emerging market debt, which has and we believe will continue to enhance returns in our fixed income portfolio.

     In closing, the end of hostilities in Iraq has eliminated a great deal of economic uncertainty and helped restore investor confidence. We can't predict whether the strong performance of global equities markets at the close of this reporting period is the beginning of a new bull market. However, we are encouraged by early signs that the global economy is gaining some traction and that investors are venturing back into the equities market.

Sincerely,

/s/ E. Douglas Taylor    /s/ Sandie Kinchen,
/s/ Al Kirschbaum        /s/ Noel DeDora

Fremont Investment Advisors

FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Canada                                  3.6%
Europe                                 30.1%
Japan                                   2.1%
United States                          59.8%
Pacific Rim (Excluding Japan)           3.8%
Africa                                  0.1%
Emerging Markets-Latin America          0.5%


ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94     +1.74%       U.S. Treasury Inflation Indexed Bond,
                                      3.875%, 04/15/29......................3.6%
11/01/94-10/31/95    +12.78%       U.S. Treasury Inflation Indexed Bond,
                                      3.500%, 01/15/11......................2.4%
11/01/95-10/31/96    +13.72%       Government of France, 3.000%, 07/25/09...2.0%
                                   Government of France, 3.000%, 07/25/12...1.8%
11/01/96-10/31/97    +13.01%       U.K Gilt, 2.500%, 07/26/16...............1.6%
                                   General Electric Co......................1.3%
11/01/97-10/31/98     +3.62%       Canadian Government, 4.250%, 12/01/21....1.3%
                                   U.S. Treasury Inflation Indexed Bond,
11/01/98-10/31/99    +17.37%          3.625%, 01/15/08......................1.2%
                                   U.K Gilt, 2.500%, 07/17/24...............1.1%
11/01/99-10/31/00     +8.86%       Microsoft Corp...........................1.0%
                                                                TOTAL      17.3%
11/01/00-10/31/01    -17.77%

11/01/01-10/31/02     -9.85%

11/01/02-4/30/03*     +5.03%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

S&P 500 Index** ($23,347)
Citigroup Non-US Govt. Bond Index (formerly Salomon Non-US Govt. Bond Index) (Currency Hedged)** ($20,918)
Lehman Bros. Intermediate Govt./Corp. Bond Index** ($18,596)
Fremont Global Fund ($15,202)
MSCI EAFE Index** ($11,030)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       5 Years      10 Years     Since Inception (11/18/88)
-------------------------------------------------------------------
  -7.30%       -1.36%         5.31%              6.57%

* Unannualized. (1) Assumes initial investment of $10,000 on October 31, 1993. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Citigroup Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  3

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
Portfolio Management Team
Jarislowsky Fraser Limited

[PHOTOS]
David (Kim) Kertland and Michel Brutti

FUND PROFILE

Now under the stewardship of Jarislowsky Fraser Limited (JFL), the Fremont International Growth Fund is a diversified portfolio of international large capitalization equities believed to have superior capital appreciation potential. Headquartered in Montreal, Canada, JFL has been investing in the global equities markets since 1966. Its 28 investment professionals have an average of 18 years experience. JFL's investment process is best described as a disciplined, value conscious approach to the international large cap growth stock market.

TO OUR SHAREHOLDERS

For the six-month period ending April 30, 2003, the Fremont International Growth Fund declined 1.70% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI-EAFE) Index's 1.81% advance.

     Over the last half-year, war in Iraq, the threat of terrorism, and the emergence of a rapidly spreading Asian respiratory virus (SARS) combined to take a toll on the global economy. Prospects for a double-dip recession continue to concern governments, consumers and investors alike. Deteriorating labor markets in Europe, the United States and Asia are affecting consumer confidence and future economic growth prospects. Household spending and the housing markets have spurred Western economies over the past two years. However, monetary authorities can't reduce interest rates much further, and with budget deficits looming, governments may be reluctant to cut taxes. Consequently, it will be difficult to sustain the current level of global household consumption. Regrettably, the corporate sector isn't likely to be contributing to economic growth either, as it remains focused on improving balance sheets and maintaining profitability. As a result, capital spending is expected to remain weak for the foreseeable future.

     Despite disappointing portfolio returns, several individual stocks within the Fund performed exceptionally well in this reporting period, including Alcatel and Fresenius Medical Care. France's Alcatel remains one of the only integrated telecommunication equipment manufacturers in the world. Alcatel is reducing its workforce from 116,000 to 78,000 employees by the end of 2003, and management claims cost cutting efforts will significantly lower the company's break-even point in 2003. On top of its base business, the firm is extending into service-related products, in order to build a more stable and recurring revenue base. In addition, Alcatel has experienced a take off in the broadband networking market, especially in Europe and in China. Alcatel remains the world leader in digital subscriber line (DSL) equipment with a 40% market share. This positive trend in DSL sales is also driving sales of asynchronous transfer mode
(ATM) equipment where Alcatel also has a strong position.

     Fresenius Medical Care (FMC), a German-based health care company, was also a strong performer. FMC is a global leader in the manufacturing and distribution of dialysis products. The company also provides in-clinic treatment for 100,000 patients and associated laboratory testing. FMC, which had acquired dialysis assets from WR Grace in 1996, had been sued by creditors of WR Grace claiming fraudulent conveyance. In late 2002, the company reached a settlement with WR Grace's creditors and the resolution of this litigation helped the stock to recover nicely.

     Allianz, a diversified financial services provider was one of the poorest performers. The company posted a sizable loss in 2002 mainly due to the poor performance of recently acquired Dresdner Bank. The firm also announced a significant increase in capital reserves in order to secure its AA credit rating. Under the stewardship of Michael Diekmann, Allianz will have to show that it can use its capital much more efficiently than in the past, in order to regain investors' confidence. Even though Allianz still faces another difficult year in 2003, we think that it will turn the corner this year, and that it will show improved earnings in 2004.

     As of April 30, 2003, the Fund held shares in 41 companies. Our largest overweight positions relative to the MSCI EAFE index are in the consumer staples sector (particularly food and beverage companies) and the health care sector. Geographically, our portfolio continues to favor Continental Europe and Asia ex-Japan for its investments. Although country allocation is a residual of our stock selection process, these are the areas where we are finding the type of companies that meet our long-term investment criteria.

     The  Fund's  portfolio   characteristics   demonstrate  our  value-oriented
approach to growth stock investing. Its forward P/E ratio is 16.6 versus the MSCI EAFE Index's 13.8


4  FREMONT MUTUAL FUNDS
and its long-term estimated EPS growth is 11.8% versus the various estimates for EAFE, which range from 6-9%. The weighted average market capitalization of the Fund is $43.8 billion versus EAFE's $41.4 billion and its dividend yield is 2.7% compared to EAFE's 2.9%.

     Equity valuations are now more reasonable than they were. However, we see few prospects for a meaningful improvement in corporate earnings given the current political environment and the worsening of short-term economic conditions that occurred in Europe and Asia in the first quarter of this year. As a result, our EAFE portfolio will remain defensive, emphasizing companies in less economically sensitive areas. No significant changes in strategy are anticipated in the near future.

Sincerely,

/s/ David (Kim) Kertland

David (Kim) Kertland
Portfolio Manager

FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Canada              1.3%
United States       3.7%
Europe             76.3%
Japan               7.1%
Pacific Rim        11.6%


ANNUAL RETURNS                     TOP TEN HOLDINGS

3/1/94-10/31/94*      +2.30%       Nestle SA................................3.7%
                                   National Australia Bank Ltd..............3.6%
11/01/94-10/31/95     +0.13%       Novartis AG..............................3.5%
                                   Royal Bank of Scotland Group.............3.4%
11/01/95-10/31/96     +7.07%       GlaxoSmithKline PLC......................3.4%
                                   Unilever PLC.............................3.4%
11/01/96-10/31/97     -0.01%       L'Air Liquide SA.........................3.3%
                                   Roche Holdings AG........................3.3%
11/01/97-10/31/98     +0.80%       HSBC Holdings PLC........................3.3%
                                   Diageo PLC...............................3.2%
11/01/98-10/31/99    +38.70%                                    TOTAL      34.1%

11/01/99-10/31/00     -2.54%

11/01/00-10/31/01    -32.21%

11/01/01-10/31/02    -15.69%

11/01/02-4/30/03*     -1.70%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

MSCI EAFE Index** ($10,423)
Fremont International Growth Fund ($8,395)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       3 Years       5 Years      Since Inception (3/1/94)
------------------------------------------------------------------
  -19.94%      -22.58%       -7.23%               -1.89%

* Unannualized. (1) Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Jarislowsky Fraser Limited assumed management of the Fund on June 28, 2002.

** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  5

FREMONT LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

Portfolio Management Team
AllianceBernstein

[PHOTOS]
Paul C. Rissman, Frank Caruso, Aryeh Glatter,
Susanne Lent, Craig Ayers

FREMONT LARGE CAP VALUE FUND

The Fremont Large Cap Value Fund (formerly the Fremont New Era Value Fund), seeks capital appreciation through investing in undervalued large cap stocks. The five-person Portfolio Management team at sub-advisor AllianceBernstein employs a proprietary stock selection strategy developed by team leaders Paul Rissman and Frank Caruso in 1995. The portfolio managers are supported by a staff of 42 domestic equity analysts covering approximately 700 companies representing 90% of the capitalization of the Russell 1000 Value Index.

     Formed in 2000 with the merger of leading growth stock manager Alliance Capital and premier value manager Sanford C. Bernstein & Co., Inc., AllianceBernstein manages $385 billion in total assets, with approximately 50% in equities.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont Large Cap Value Fund returned 9.03% compared to the Russell 1000 Value Index's 5.25% gain and the S&P 500's 4.49% advance.

     The AllianceBernstein Relative Value Team took over management of the Fund on March 31, 2003 and moved quickly to restructure the portfolio and exploit the many investment opportunities identified by our fundamental investment process. We did not analyze the performance of our predecessor over the prior five months, and therefore, will not comment on factors that influenced relative returns over this six-month reporting period.

     Since this is our first opportunity to address shareholders we want to detail our investment philosophy and process. In addition, we will comment on several aspects of our current strategy and offer our perspective on the economy and stock market.

     Our investment methodology begins with the fundamental analysis of approximately 700 companies by our experienced 42-member research team. Each analyst is responsible for publishing a 5-year financial forecast for each of the companies they cover. Critical forecasting variables are then plugged into our proprietary quantitative Relative Value stock valuation model. This process helps us consistently frame the risk/reward characteristics of the companies in our research universe and ranks stocks on a scale of 1 to 10. The highest scores represent the most attractive opportunities on a relative basis and provide the management team a focused list of approximately 170 names. The portfolio management team conducts intensive reviews with each analyst to go over various qualitative and quantitative factors which might influence a stock's performance in the market before deciding which ones are suitable for purchase by the Fund. As a whole, the portfolio is expected to have a Price/Earnings ratio and Price/Book Value ratio in line with the Russell 1000 Value Index and a higher Return on Equity (ROE), and better long-term earnings growth prospects. Sector allocation is largely a by-product of stock selection in that we will overweight those sectors in which we find the most compelling values. Usually, sector weightings won't deviate by more than 5-7% from the Russell 1000 Value benchmark.

     Currently, we are over-weighted in health care, with assets evenly split between pharmaceutical and health care service stocks. Pharmaceutical stocks are as cheap as they've been since the early 1990s, when Hillary Clinton was proposing a massive overhaul of America's health care system. In our opinion, leading drug companies represent excellent values at current prices. Health care service stocks have sold off sharply in recent months due to revelations of fraud at HealthSouth and disappointing earnings from Tenet. However, pricing in this business remains strong and profit margins appear to be improving. Although we have a large allocation to the financial sector, the portfolio is under-weighted versus our benchmark, primarily because we don't own regional banks. Regional banks have been great stocks over the last couple of years as interest rates have moved to multi-decade lows. Given their strong performance, however, in our opinion, they no longer represent good value.

     We believe there are reasons to be optimistic the economy will regain momentum in the quarters ahead. The war with Iraq is over and oil prices have come down hard into the mid-$20 per barrel range. Borrowing costs remain low for consumers and perhaps more importantly, have declined significantly for businesses. Consumer sentiment has recently made a substantial improvement and retail sales appear to have rebounded in April. First quarter S&P 500 earnings materially exceeded estimates, reflecting the huge operating leverage created by corporate cost cutting and increased productivity. Finally, signs of a turn in the capital spending cycle are emerging. Non-defense capital goods orders excluding commercial aircraft rose significantly; 3% in March and 3% for the first quarter. At present, the "fly in the ointment" of this optimistic economic scenario is the

6  FREMONT MUTUAL FUNDS
potential for the Severe Acute Respiratory Syndrome (SARS) epidemic to have a significantly negative impact on global trade.

     Overall, equity valuations have deflated and are now more in-line with historical standards. The combination of friendly monetary policy from the Federal Reserve, the potential for some fiscal stimulus, low inflation, and reduced geopolitical concerns, leads us to believe the stock market can make progress in the year ahead. Our stock selection process has identified many companies we believe have respectable return potential in what we believe will be a more benign equities market.

     In closing, we are honored Fremont chose us to take over the management of the Fund and believe our investment discipline can produce satisfactory returns for shareholders in the year ahead.

Sincerely,

/s/ Craig Ayers

Craig Ayers and the AllianceBernstein
Portfolio Management Team


FREMONT LARGE CAP VALUE FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                         (3.6%)
Financial Services (Other)  (17.5%)
Other                       (13.9%)
Health Care                 (12.9%)
Utilities                    (5.2%)
Technology (Software)        (5.5%)
Financial Services (Banks)  (11.8%)
Consumer Non-Durables        (5.9%)
Customer Services            (6.2%)
Energy                      (11.1%)
Technology (Components)      (6.4%)


ANNUAL RETURNS                     TOP TEN HOLDINGS

12/29/00-10/31/01*   -20.90%       Citigroup, Inc...........................4.3%
                                   JP Morgan Chase & Co.....................4.0%
11/01/01-10/31/02    -24.63%       American International Group, Inc........3.8%
                                   Wyeth....................................3.3%
11/01/02-4/30/03*     +9.03%       ConocoPhillips...........................3.3%
                                   Pfizer, Inc..............................3.3%
                                   Bank of America Corp.....................3.1%
                                   Bank One Corp............................2.9%
                                   Union Pacific Corp.......................2.8%
                                   Viacom, Inc., (Class B)..................2.6%
                                                                TOTAL      33.4%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Russell 1000 Value Index** ($8,254)
S&P 500 Index** ($7,198)
Fremont Large Cap Value Fund ($6,499)


AVERAGE ANNUAL RETURN FOR PERIODS ENDED 4/30/03
1 Year  Since Inception (12/29/00)
----------------------------------
-14.61          -16.87%

* Unannualized. (1) Assumes initial investment of $10,000 on inception date, December 29, 2000. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index and the Russell 1000 Value Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. AllianceBernstein assumed management of the Fund on March 31, 2003.

** See definitions on page 24.

                                                         FREMONT MUTUAL FUNDS  7

FREMONT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
H. Kent Mergler and
Stephen K. Mergler
Northstar Capital Management

[PHOTOS]
H. Kent Mergler and Stephen K. Mergler

FUND PROFILE

Managed by  Northstar  Capital  Management,  the  Fremont  Large Cap Growth Fund
(formerly New Era Growth Fund) is a concentrated portfolio of large capitalization growth stocks selected on the basis of rigorous quantitative and qualitative research. Northstar employs a "quality growth" strategy focusing on leading companies in their respective industry groups trading at reasonable valuations relative to superior earnings growth rates. The Northstar Capital
Management team was formed in 1992 and has an excellent track record managing large cap growth stock portfolios for private clients.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fund declined 4.02% compared to the S&P 500 Index's 4.49% total return.

     Much of the Fund's under-performance relative to its S&P 500 benchmark occurred in November, the first month of this reporting period, when recent years' most beaten down stocks were among the best performers. A few of these dogs probably deserved their day due to some modest improvement in their business prospects. However, in our opinion, the majority were simply experiencing the proverbial "dead cat bounce." The following calendar fourth quarter 2002 statistics tell the story. The top performing 50 stocks in the S&P 500 were up 60.3% on average. Of the top 50 performers, 30 had negative earnings growth over the last 5 years and 20 had negative earnings growth in the last year. Twenty of the top 50 actually lost money last year. Finally, despite their strong fourth quarter performance, the top 50 finished calendar 2002 with a 38.7% decline. Needless to say, our focus on quality companies with above market average earnings growth histories and future prospects prevented us from owning any of these big "winners."

     The three-day rally in January and the market's March-April advance was led by cyclical companies, most of which belong in the value rather than growth category. This follows the traditional pattern in which cyclical companies tend to outperform in anticipation of an economic recovery. Generally, as the recovery unfolds, growth stocks assume market leadership. It is during this usually extended phase of the market cycle that we anticipate our portfolio of high quality large cap growth stocks will excel.

     There wasn't much of a sector theme to the portfolio's biggest winners or losers during this reporting period. Our best performing stocks were Amgen, a leading biotechnology company, and Apollo, a for-profit education firm. The stocks held on October 31, 2002 that experienced the largest declines during this reporting period were General Dynamics and Tenet Healthcare. Both were sold during the period.

     As we enter second half fiscal 2003, the portfolio is over-weighted consumer discretionary stocks, most notably retailers. Retailer stock prices came way down when consumer confidence readings plummeted in the months leading up to the war with Iraq. Consumers were obviously troubled by all the quarreling in the United Nations, the dire predictions of a long conflict with hand-to-hand combat in the streets of Baghdad, and the terrorist attacks that were supposed to be launched against the U.S. as soon as the war began. Following the U.S. coalition's swift and decisive victory, consumer sentiment improved considerably, foreshadowing a rebound in consumer spending that should benefit leading retailers' earnings and stock prices.

     We are also  over-weighted  health care,  with positions in leading branded pharmaceuticals companies, generic drug producers, and medical device manufacturers. Despite the industry's recent problems, in our opinion, leading drug companies are still legitimate growth stocks that are currently selling at value prices.

     The portfolio has a neutral weighting in technology, with investments spread out among leading companies in a variety of tech sub-sectors. We are finally seeing hints that technology spending is rebounding, one of the reasons the tech-dominated NASDAQ Composite has been the best performing market index in calendar 2003.

     At present, we have no exposure to the highly cyclical materials sector. The earnings prospects for basic materials companies may improve as the economy regains traction in second half 2003, but we believe long-term secular growth companies will produce more impressive and sustainable earnings gains. We are avoiding energy stocks due to the sharp decline in energy prices. We also don't own any telecommunications stocks, because we believe all the excess capacity in this industry will postpone any significant fundamental improvement.

     Although you wouldn't know it from reading the financial press, which seems to be accentuating the negative, the economy appears to be making some headway. As

8  FREMONT MUTUAL FUNDS
aforementioned, consumer sentiment has improved considerably. Inflation is dormant and the Federal Reserve is hinting that concern over the potential for deflation may inspire another interest rate cut. Consumer borrowing costs remain low and with the strong bond market, capital costs for businesses have declined significantly. There are even early indications the capital spending cycle may be turning. Our conclusion is that the economy is on the mend, setting the stage for a sustained market rally in which quality large cap growth stocks can excel.

     Our portfolio continues to display all the fundamental characteristics we favor. It is priced at 22.6 times next year's projected earnings versus the S&P 500's 17.2 P/E, a reflection of its significantly higher earnings growth rate. The portfolio's annualized 5-year projected earnings growth rate is 16.9% compared to the S&P 500's 7.0%. Its PEG Ratio (P/E divided by annualized 5-year projected earnings growth rate) is 1.4 versus the S&P 500's 2.5 and its Return on Equity is 25.7% compared to the S&P's 12.9%. All this translates into well above market average earnings potential at what we believe to be quite a reasonable price. In a more benign stock market environment, we believe these portfolio characteristics will also translate into much better returns.

Sincerely,

/s/ H. Kent Mergler      /s/ Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler
Portfolio Co-Managers

FREMONT LARGE CAP GROWTH
FUND SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                         (1.1%)
Health Care                 (25.5%)
Other                       (14.5%)
Financial Services (Other)   (5.7%)
Retail                      (17.1%)
Technology (Equipment)       (6.2%)
Consumer Services            (7.1%)
Technology (Software)        (8.0%)
Consumer Non-Durables        (7.4%)
Financial Services (Banks)   (7.4%)


CUMULATIVE RETURNS                 TOP TEN HOLDINGS

12/31/01*-10/31/02   -20.40%+      General Electric Co. ....................4.7%
                                   Wal-Mart Stores, Inc.....................4.4%
11/01/02-4/30/03      -4.02%+      Apollo Group, Inc., (Class A)............4.3%
                                   Dell Computer Corp.......................4.3%
                                   Amgen, Inc...............................4.3%
                                   Microsoft Corp...........................4.3%
                                   Johnson & Johnson........................4.1%
                                   Stryker Corp.............................4.1%
                                   Pfizer, Inc..............................4.0%
                                   Harley-Davidson, Inc.....................4.0%
                                                                TOTAL      42.5%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

S&P 500 Index** ($8,168)
Fremont Large Cap Growth Fund ($7,640)


AVERAGE ANNUAL RETURN FOR PERIODS ENDED 4/30/03
1 Year  Since Inception (12/31/01*)
-----------------------------------
-17.41           -18.35%

+ Unannualized. * Initial public offering date. The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights reflect the December 31, 2001 stock split. (1) Assumes initial investment of $10,000 on December 31, 2001. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions page 24.

                                                         FREMONT MUTUAL FUNDS  9

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Debra McNeill
Fremont Investment Advisors, Inc.

[PHOTO]
Debra McNeill, CFA

FUND PROFILE

The Fremont Structured Core Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standard & Poor's 500 and the average of its large cap core stock fund peer group.

     Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. Through quantitative analysis, portfolio manager Debra McNeill seeks to identify stocks with superior earnings growth prospects trading at reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont Structured Core Fund returned 2.16% compared to the Standard & Poor's 500 Index's 4.49% gain. The Lipper Large Cap Core Fund Average advanced 2.96% over the same time period.

     In second half fiscal 2002, the Fund was running neck and neck with the S&P 500 Index until October, when lower quality, more volatile stocks began outperforming the higher quality, less volatile stocks typically chosen for our portfolio. Unfortunately, this trend continued in November, the first month of fiscal 2003. Data from Thomson I/B/E/S reveals that the three S&P 500 groups with the most favorable earnings estimate revisions in the prior three months, (one of our growth-oriented quantitative stock selection criteria), under-performed the three groups with the worst recent earnings revision history by 8%. Our own internal research indicates that among the five different factor categories we track, volatility had the most positive impact on stock performance. Amazingly, bankruptcy candidates such as AMR (the parent of American Airlines), Dynegy, HealthSouth, Lucent, and Williams Companies were among the market's best performers for the month.

     In our opinion, this wasn't "bottom fishing" (buying reasonably sound companies at depressed prices), it was dredging up the kind of market muck our stock selection process is designed to avoid. Traders seemed to be betting the economy and market were about to take a flying leap and that the most volatile stocks of the most distressed companies would bounce back the quickest. This questionable strategy worked exceptionally well in October and November, but as might have been expected, not very well thereafter. Nevertheless, our strong bias to quality and relatively low volatility caused the Fund to lag the S&P 500 by about 2% in November, a performance gap we were unable to close over the balance of the reporting period.

     In first half fiscal 2003, consumer durables was our best performing sector on a relative basis, with stocks such as Delphi Automotive, Ford, and Harley Davidson posting double digit gains. Our multi- industry sector investments, most notably General Electric and Honeywell, also helped us outperform the benchmark sector. Consumer services was our worst relative performance sector, with radio broadcaster and billboard company Clear Channel Communications and AOL Time Warner among the portfolio casualties. Although our healthcare sector holdings were mixed, collectively they declined modestly versus a solid gain for the S&P 500's healthcare components.

     Looking ahead, we believe the successful resolution of the conflict with Iraq will have a positive impact on the economy. Oil prices have come down and consumer sentiment has improved considerably. We anticipate a rebound in consumer spending that will give the economy some traction. Eventually, corporations should begin spending to meet rising consumer demand, providing a little more momentum for the economy in late 2003/early 2004. With so much excess capacity in the manufacturing sector, we doubt capital spending will rebound until capacity utilization rates increase significantly. Our best estimate is that GDP growth will remain somewhat constrained, coming in around 3% in second half calendar 2003.

     We are encouraged by stronger-than-anticipated first quarter S&P 500 earnings, which despite the still sluggish economy, beat consensus estimates by a considerable margin. American corporations have done a terrific job cutting costs and increasing productivity. If the economy regains some momentum in the coming quarters, earnings comparisons should remain quite favorable and help sustain a market advance.

     Of course, portfolio managers always need something to worry about. One of our present concerns is the potentially negative impact of under-funded defined benefit plan pension funds on corporate earnings. The amount of money some companies will have to devote to balancing defined benefit plan assets with liabilities could result in some unpleasant earnings surprises. Like the rest of the world, we are also concerned about Severe Acute Respiratory Syndrome (SARS).

10  FREMONT MUTUAL FUNDS

We don't believe SARS presents a major health risk in developed countries with comprehensive health care systems. But in Southeast Asia, particularly China, it could reach epidemic proportions and have a substantially negative impact on industries such as apparel and toys, which outsource a great deal of manufacturing to the region.

     In closing, the Fremont Structured Core Fund evaluates and ranks stocks on the basis of 30 quantitative factors divided into five basic categories: quality (financial strength), value, growth, risk, and volatility. The simple goal of this rather complex process is to identify financially sound, reasonably valued growth companies with favorable risk/reward characteristics relative to the broad market. It is a quantitative system based on sound, time-tested fundamental principles. Periodically, the stock market defies fundamental logic and we see periods such as October-November 2002, when our approach is not effective. Over the longer term, however, we continue to believe fundamentals will drive equities returns and that our methodology will add value to the investment process.

Sincerely,

/s/ Debra McNeill

Debra McNeill
Portfolio Manager

FREMONT STRUCTURED CORE FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                         (5.5%)
Financial Services (Other)  (15.0%)
Other                       (17.3%)
Health Care                 (14.6%)
Technology (Components)      (5.2%)
Financial Services (Banks)   (8.7%)
Technology (Software)        (5.7%)
Consumer Non-Durables        (8.0%)
Energy                       (6.4%)
Retail                       (6.9%)
Technology (Equipment)       (6.7%)


ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94     +1.72%       General Electric Co......................3.8%
                                   Microsoft Corp...........................3.3%
11/01/94-10/31/95    +28.12%       Exxon Mobil Corp.........................2.7%
                                   Pfizer, Inc..............................2.6%
11/01/95-10/31/96    +22.06%       Wal-Mart Stores, Inc.....................2.5%
                                   Procter & Gamble Co......................2.5%
11/01/96-10/31/97    +29.26%       Citigroup, Inc...........................2.4%
                                   American International Group, Inc........2.1%
11/01/97-10/31/98     +7.30%       Bank of America Corp.....................2.1%
                                   Fannie Mae...............................1.9%
11/01/98-10/31/99    +24.24%                                    TOTAL      25.9%

11/01/99-10/31/00     +7.18%

11/01/00-10/31/01    -26.07%

11/01/01-10/31/02    -16.65%

11/01/02-4/30/03*     +2.16%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

S&P 500 Index** ($23,346)
Fremont Structured Core Fund ($18,494)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
 1 Year        5 Years      10 Years      Since Inception (8/14/92)
-------------------------------------------------------------------
-17.70%        -5.17%         7.21%               7.31%

* Unannualized (1) Assumes initial investment of $10,000 on October 31, 1993. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  11

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Yvette Bockstein and Grant Babyak
TimesSquare Capital Management

[PHOTOS]
Yvette Bockstein and Grant Babyak

FUND PROFILE

U.S. small cap growth stocks offer tremendous long-term investment opportunity. The Fremont U.S. Small Cap Fund is dedicated to identifying small, relatively unknown companies with the potential to become larger and more successful over time.

     The small cap equities team at TimesSquare Capital Management was one of the first portfolio management groups dedicated exclusively to small and mid-cap stock research, and today manages $2 billion in assets for institutions including corporate pension plans, endowment funds, charitable foundations, and multi-employer clients.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont U.S. Small Cap Fund returned 6.79% versus the Russell 2000 Index's 7.55% gain.

     The TimesSquare Small Cap Equities Team took over management of the Fund on January 1, 2003, two months into first half fiscal 2003. We are pleased to report that during our brief four-month tenure, the Fund returned 5.96% versus 4.56% gain for the Russell 2000 and 5.20% advance for the Russell 2000 Growth Index.

     Collectively, our consumer discretionary sector investments had the most favorable impact on returns, with for-profit education firm Education Management, business consulting company Corporate Executive Board, call center operator Westcorp, and rent-to-own retailer Rent-A-Center among the best performers. As a whole, our health care and health care services sector investments also bolstered returns, with generic drug maker Pharmaceutical Resources, and medical device company Respironics standing out as stellar performers. Our technology sector investments lagged, with Internet security software company Watchguard and semiconductor equipment sub-system manufacturer Advanced Energy among the portfolio's most serious casualties. Our financial services holdings also disappointed, with Investor Financial Services, a provider of data and record keeping services for banks and investment companies, and Investment Technology Group, owner of the POSIT trading network, declining sharply.

     Since this is our first opportunity to formally address shareholders, let us review TimesSquare's investment methodology. We are research driven, bottom-up stock pickers employing a three-step approach to building small cap growth stock portfolios. Our process starts with a qualitative assessment of a prospective portfolio company's business. We look for small companies with strong management, a distinct and sustainable competitive advantage in their business niche, and clear-cut future growth prospects. We meet with corporate managements to review their business plans and strategies. We also talk to their customers, vendors, and competitors to confirm we are getting the truth, the whole truth, and nothing but the truth from management. The second step in our approach is to try to determine whether the good companies we have found also qualify as good investments. We compare P/E ratios to prospective growth rates, and strongly favor companies trading at a discount to that growth rate. The third and final step is building a portfolio sufficiently diversified to mitigate risk. Generally, our portfolios hold approximately 100 stocks, with no individual stock comprising more than 5% and no single sector representing more than 45% of total portfolio assets.

     We are stock pickers, not economists or market forecasters. Our outlook for the economy is largely shaped by what the managements of portfolio companies are telling us is happening in their industries. Based on this input, we believe the economy can regain momentum in late 2003. Judging from recent market activity, investors are already anticipating better days ahead. However, we are cognizant of the fact that recent years' market rallies have been short-lived and that the current advance may fizzle if the economic recovery investors are anticipating fails to materialize. Regardless of what the economy and market have in store for us over the short-term, we will remain focused on identifying quality small companies with superior long-term growth potential.

     Small cap stocks underperformed large cap stocks in calendar first quarter 2003. However, in April, we saw a change in trend, with the small cap Russell 2000 Index gaining 9.48%, the best month since February 2000, and better than the Russell 1000 Index's 8.07% return. Earnings growth has been better for large cap over small cap over the last several quarters and expectations are for small cap earnings to outpace large cap earnings once again in the first quarter, with small cap earnings growth expected to come in at about 17% versus 10% for large cap earnings growth. By historical relative standards, small cap stocks are also more attractively valued on a P/E,

12  FREMONT MUTUAL FUNDS

Price/Sales, and Price/Book Value basis. We think significantly better earnings growth combined with more attractive relative valuations, will translate into superior small cap stock performance for the foreseeable future. Judging from the positive flow of funds into the small cap growth sector, investors are beginning to agree with us. If funds continue to gravitate to small cap stocks, it should also produce a performance tailwind for this asset class.

     In closing, we are honored to have been chosen to manage the Fremont U.S. Small Cap Fund. In recent years, small cap growth has been one of the worst performing sectors. We are committed to generating better returns in what we hope will be a more benign stock market environment in the years ahead.

Sincerely,

/s/ Grant Babyak

Grant Babyak
Portfolio Co-Manager

FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                            (6.0%)
Business Equipment & Services  (22.5%)
Other                          (24.6%)
Health Care                    (16.4%)
Financial Services (Banks)      (5.5%)
Technology (Software)          (14.5%)
Technology (Equipment)         (10.5%)


ANNUAL RETURNS                     TOP TEN HOLDINGS

9/24/97-10/31/97*     -4.06%       Education Management Corp. ..............3.0%
                                   iShares Russell 2000 Index Fund..........3.0%
11/01/97-10/31/98     -7.29%       Getty Images, Inc........................2.8%
                                   Markel Corp..............................2.7%
11/01/98-10/31/99    +84.60%       DaVita, Inc..............................2.6%
                                   SCP Pool Corp............................2.2%
11/01/99-10/31/00    +27.75%       Rent-A-Center, Inc.......................2.2%
                                   Alliance Data Systems Corp...............2.1%
11/01/00-10/31/01    -33.73%       Corporate Executive Board Co.............2.1%
                                   Respironics, Inc.........................2.1%
11/01/01-10/31/02    -31.05%                                    TOTAL      24.8%

11/01/02-4/30/03*     +6.79%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont U.S. Small Cap-Fund ($10,235)
Russell 2000 Index** ($9,535)
Russell 2000 Growth Index** ($6,952)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year        3 Years        5 Years    Since Inception (9/24/97)
-------------------------------------------------------------------
  -26.70%       -23.33%         -1.36             0.42%

* Unannualized. (1) Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index and the Russell 2000 Growth Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. TimesSquare assumed management of the Fund on December 31, 2003.

** See definiitions on page 24.

                                                        FREMONT MUTUAL FUNDS  13

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]
Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont U.S. Micro-Cap Fund returned 9.16%. During the same time period, the Russell 2000 Index gained 7.55%, and the Russell 2000 Growth Index advanced 7.65%. Both small cap indices materially outperformed the large cap S&P 500, which gained 4.49%.

     Our technology sector investments were responsible for more than 70% of the Fund's return during this reporting period, with most of the gains coming in November and April, when tech stocks rallied strongly. While the portfolio certainly  benefited  from the rising  tech  stock  tide,  we believe  our stock selection strategy deserves credit as well. In what has been a difficult business environment for many technology companies, we have focused on innovative companies in high growth niche markets. We have also been willing to tolerate erratic short-term earnings when we believe portfolio companies have been improving their competitive position.

     Three of our biggest tech sector winners during this reporting period are good examples of this strategy. KVH Industries' primary business has been manufacturing satellite television antennas for large recreational vehicles, a decent but largely uninspiring growth business. However, the company's recent introduction of a much smaller antenna that can be mounted on SUV's and minivans, has created a new and much larger market with exciting growth potential. Genesis Microchip is a leading producer of specialty semiconductors used in flat panel displays for computer monitors and digital television screens, one of the fastest growing technology niches. F5 Networks manufactures application switches for controlling communications network traffic, another technology industry growth pocket. Recently, all three of these companies experienced operating losses associated with research and development spending for new products. Importantly, however, the resulting products have improved their competitive position and produced a return to profitability.

     With 41% of the Fund portfolio invested in technology companies, we are obviously pleased that investors are coming back to this beaten down sector. However, we are somewhat concerned that the recent run-up in tech stocks may not be justified by near-term fundamentals. We talk with a lot of technology company managements. Many are telling us their businesses appear to have bottomed, and generally, they are more optimistic about future prospects. However, relatively few seem to have great conviction that things are going to get much better in the near term. In general, there still isn't much pricing flexibility in most technology businesses and we have not yet seen any convincing evidence that end product demand will improve enough to generate significant revenue growth in the near term. Consequently, we continue to be quite selective in the tech arena.

     Our health care sector investments were responsible for approximately 20% of the Fund's return. Arthrocare, a technologically innovative manufacturer of arthroscopic surgical devices, was among the biggest contributors. The company's coblation technology reduces the collateral damage to soft tissue in arthroscopic procedures. Arthrocare's products for traditional procedures such as knee and shoulder repair are gaining acceptance in the medical community. In addition, the company is introducing new products for ear, nose, and throat, and spinal repair surgery.

     During this reporting period, the only significant change in sector allocation was a reduction in the consumer sector. This change resulted primarily from the restructuring of consumer sector investments by Stephen Roseman, the newest member of our investment team. Currently, we are in the process of adding to existing portfolio holdings and establishing new positions in consumer related companies. At the close of first half fiscal 2003, 41% of portfolio assets were in technology stocks, 17% in health care, 14% in services, 9% in consumer, and 4% in special situations. The remaining 15% was in cash reserves.

14  FREMONT MUTUAL FUNDS

We are encouraged by the fact that investor interest in the small and micro-cap sectors seems to be increasing. We believe this is partially a function of investors gravitating to higher Beta (more volatile) stocks to take maximum advantage of a rising market. However, there are other factors inspiring investors to think small. Micro-cap growth stocks represent an opportunity to invest in companies that provide pure participation in high growth markets. In addition, we believe emerging growth companies are facing less competition from venture capital funded private companies than in recent years. This is a very positive development for publicly traded micro-cap growth companies. Also, from our perspective, small company growth stocks are currently under-weighted in many institutional portfolios. If small company stocks continue to outperform, we expect consultants and financial advisors to recommend higher weightings in the small and micro-cap asset classes. Finally, many pension plans, foundations, and endowment funds are looking for investment opportunities with the potential to provide rates of return that will meet still high rate of return assumptions.

     In closing, we believe the micro-cap asset class is unique and provides savvy investors the opportunity to achieve attractive long-term returns through a stock selection process based on fundamental research.

Sincerely,

/s/ Robert E. Kern, Jr.       /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                            (15.8%)
Other                            (4.3%)
Technology (Components)         (18.0%)
Technology (Software)            (7.6%)
Retail                           (9.1%)
Technology (Equipment)          (15.1%)
Business Equipment & Services   (13.1%)
Health Care                     (17.0%)


ANNUAL RETURNS                     TOP TEN HOLDINGS

6/30/94-10/31/94*     +3.60%       NeoPharm, Inc. ..........................4.3%
                                   Kroll, Inc...............................2.8%
11/01/94-10/31/95    +38.68%       ArthroCare Corp..........................2.7%
                                   CoStar Group, Inc........................2.7%
11/01/95-10/31/96    +41.46%       IXYS Corp................................2.6%
                                   ATMI, Inc................................2.4%
11/01/96-10/31/97    +28.80%       PDF Solutions, Inc.......................2.2%
                                   Alloy, Inc...............................2.2%
11/01/97-10/31/98    -23.45%       II-VI, Inc...............................2.2%
                                   Genesis Microchip, Inc...................2.2%
11/01/98-10/31/99   +110.46%                                    TOTAL      26.3%

11/01/99-10/31/00    +46.07%

11/01/00-10/31/01    -20.05%

11/01/01-10/31/02    -26.92%

11/01/02-4/30/03*     +9.16%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont U.S. Micro-Cap Fund ($39,317)
Russell 2000 Index** ($18,760)
Russell 2000 Growth Index** ($13,377)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       3 Years       5 Years      Since Inception (6/30/94)
-------------------------------------------------------------------
  -22.46%      -14.14%        7.47%               16.77%

* Unannualized. (1)Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All 1performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index, the Russell 2000 Growth Index and the S&P 500 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  15

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Dr. Kenneth Rosen and Michael Torres
Lend Lease Rosen Real Estate
Securities LLC

[PHOTOS]
Dr. Kenneth Rosen and Michael Torres

FUND PROFILE

Through the years, real estate has created numerous fortunes for wealthy investors. With an increasing percentage of commercial real estate assets in the hands of publicly traded companies, investors with more limited financial resources can now participate in what has been one of the world's most profitable enterprises. The Fremont Real Estate Securities Fund was created to provide investors diversification and professionally managed access to this promising market sector.

     Portfolio Co-Managers Dr. Kenneth Rosen and Michael Torres have a combined 46 years of real estate securities investment experience. Dr. Rosen received a Ph.D. in economics from M.I.T., and is presently Chairman of the Fisher Center for Real Estate and Urban Economics at the Haas School of Business at the University of California, Berkeley. Prior to joining Lend Lease Rosen, Mr.
Torres was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont Real Estate Fund returned 11.90% compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 11.68% gain and the Wilshire REIT Index's 11.67% advance. The S&P 500 returned 4.49% over the same time period.

     Our performance in the shopping center (+19.3%), regional mall (+18.6%), office (+12.9%), and apartment (+12.6%) sectors exceeded benchmark returns. Our performance in the industrial (+10.4%) and diversified property (+8.4%) sectors lagged.

     During first half fiscal 2003, the strong performance of real estate securities was more a function of investors' continued hunger for yield than significant improvement in real estate industry fundamentals. With the exception of the retail sector (shopping centers and regional malls), in general, REIT earnings continued to trend down. Normally, this would result in drifting REIT prices and modest, dividend-based total returns. In fact, this was what we anticipated at the beginning of this reporting period. However, with investors wary of the still volatile stock market, and historically low yields in the Treasury and investment grade bond markets, investors' appetite for higher yielding securities translated into rising REIT prices and much better total returns than we expected. The strong flow of funds from large institutions increasing their allocation to an asset class with low correlation and low standard deviation relative to the broad equities market also boosted REIT performance.

     Due to strong performance in recent years and the sharp run up in prices in March and April, REITs are no longer dirt-cheap by historical standards. However, trading at a modest premium to net asset values, which are rising due to low interest rates and declining capital costs, and with a yield approximating the historical average, we don't believe REITs are overvalued. The still uncertain economic environment has caused us to be somewhat cautious--willing to give up a little yield for quality in the form of REITs we believe to have the most secure dividends. We are rooting for the economy to regain momentum and for new job creation to improve commercial real estate demand, particularly in the offices and apartments sectors. But, until we see some convincing evidence that the economy is gaining traction, we will likely maintain our current posture.

     Essex Property Trust, a West Coast Class B apartment company with properties from Southern California through Seattle, Washington, is a good example of the REITs we currently favor. Recently, Essex acquired a private apartment company in San Diego, and now 50% of its total revenues come from Southern California. Due to the limited availability of land, restrictive zoning, and high development costs, Southern California is one of the most stable apartment markets in the U.S. Also, demand for Class B apartments is not significantly impacted by the new housing boom (Class B apartment renters are generally renters by necessity rather than choice). Although we expect Essex's earnings to remain relatively flat, its net asset value is growing. Essex yields 5.5%, low by apartment sector standards, but we believe the dividend is rock solid.

     General Growth, a new addition to the portfolio, is another good example of our current strategy. General Growth is a leading regional mall company with a national footprint. Management has an excellent track record of growing earnings through acquisitions. Currently, the stock provides a 5.0% yield, which we believe will be maintained as earnings and dividends grow.

     Over the short to intermediate term, the relative health of the broad equities markets may continue to have a greater impact on REIT returns than commercial real estate industry fundamentals. Stocks rallied in March and April, and year-to-date returns are positive for all the leading market indices. If history is prologue to the future, a bull market in equities will siphon money away from higher yielding alternatives including REITs, and what has been a performance tailwind for real estate securities in recent years, may become a headwind.

16  FREMONT MUTUAL FUNDS

We urge shareholders to recognize that REITs have not only provided a port in the storm during bear markets, but have also produced competitive returns versus the S&P 500 over the last 10, 20, and 25-year periods. Also worth noting is that even if you bought REITs at their valuation peak in October, 1997, when they were yielding just 5.6% and trading at a 25% premium to net asset value, to date you would have materially outperformed the S&P 500.

     In closing, we are pleasantly surprised by the strong performance of REITs in first half fiscal 2003 and Fund returns that have already exceeded our expectations for the full year. Going forward, REIT earnings will likely remain under pressure until the economy picks up steam. If the stock market mounts a sustained rally, REIT prices may drift. However, we believe yields remain attractive and should help real estate securities deliver respectable total returns in second half fiscal 2003.

Sincerely,

/s/ Dr. Kenneth Rosen

/s/ Michael Torres

Dr. Kenneth Rosen and Michael Torres
Portfolio Co-Managers

FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                         (3.9%)
REITs (Apartments)          (28.3%)
REITs (Retail-Local)         (6.8%)
REITs (Industrial)           (9.9%)
REITs (Diversified)         (14.4%)
REITs (Office)              (19.2%)
REITs (Regional Malls)      (17.5%)


ANNUAL RETURNS                     TOP TEN HOLDINGS

12/31/97-10/31/98*   -18.78%       Simon Property Group, Inc................7.5%
                                   Vornado Realty Trust.....................6.1%
11/01/98-10/31/99     -0.07%       AMB Property Corp........................5.3%
                                   Equity Residential Properties Trust......5.3%
11/01/99-10/31/00    +10.59%       Macerich Co. (The).......................5.1%
                                   AvalonBay Communities, Inc...............5.1%
11/01/00-10/31/01    +10.43%       Archstone-Smith Trust....................4.8%
                                   Prologis Trust...........................4.6%
11/01/01-10/31/02     +3.12%       Catellus Development Corp................4.5%
                                   Pan Pacific Retail Properties, Inc.......4.4%
11/01/02-4/30/03*    +11.90%                                    TOTAL      52.7%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Wilshire REIT Index** ($12,966)
NAREIT Composite REIT Index** ($12,270)
Fremont Real Estate Securities Fund ($11,439)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       3 Years       5 Years     Since Inception (12/31/97)
-------------------------------------------------------------------
   0.89%        9.63%         2.85%              2.56%

* Unannualized. (1) Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the NAREIT Composite REIT Index, the Wilshire REIT Index or the S&P 500 Index. The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate including changing general and local economic, financial, competitive, and environmental conditions. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  17

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]
Bill Gross

FUND PROFILE

The Fremont Bond Fund invests primarily in high quality corporate, mortgage-backed, hedged-international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     Three main principles embody the Fund's investment philosophy: first, portfolio strategy is driven by longer-term trends in interest rates (three-to five-year economic, demographic, and political forecasts are updated annually to identify their potential impact on long-term interest rate trends); second, consistent performance can be achieved by avoiding extreme swings in portfolio maturity/duration; and lastly, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and credit quality.

     Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 33 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $289 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS

For the six-month period ending April 30, 2003, the Fremont Bond Fund returned 5.67%, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, by 1.35%.

     The flight to potentially safe assets, such as Treasuries, that characterized financial markets for much of 2002, transitioned into a move toward higher yielding fixed income securities toward the end of the calendar year. Investor confidence that U.S. and European policymakers can prevent deflation was a catalyst for the return to risk taking. Investors were dissatisfied with money market and Treasury yields near 40-year lows but remained nervous about stocks amid weak economic growth and geopolitical uncertainty. Several policy developments early in the period helped calm investor anxieties about global deflation. The first was 50 basis point rate cuts by both the Federal Reserve and the European Central Bank. The second was statements by Fed officials indicating that it was prepared to use tools other than the federal funds rate to forestall deflation. The third was increased fiscal stimulus in the form of additional tax cuts and defense spending.

     As a consequence, investors began shifting out of low-yielding money market and government investments into riskier assets that have prospects for higher returns. However, the first part of 2003 was a volatile period as investor sentiment regarding safe assets shifted back and forth depending on news about the war with Iraq. A critical question as the period drew to a close was whether the sluggish U.S. economy, long the engine of global growth, would revive once the situation in Iraq became clarified. Federal Reserve Chairman Alan Greenspan took the optimistic side in this debate and left the federal funds rate unchanged despite slumping employment, retail sales and consumer confidence.

     The Fund's duration was near to slightly above the index for much of the period, which had little impact on performance. While our near index allocation to mortgages was neutral for performance, our corporate underweight was negative, as the sector outperformed Treasuries by 5.7% for the period. Corporate security selection, which focused on telecom and energy pipeline bonds, helped returns as these issuers benefited from strengthening balance sheets and investor demand for yield. A small high yield allocation added to performance as high yield bonds rallied strongly in response to investor preference for higher yielding assets. Eurozone holdings helped performance in the first half of the period, but the position was reduced in the latter half. Emerging market bonds, especially Brazil, added to returns as the sector's economic fundamentals continued improving.

     Geopolitical uncertainty could create considerable volatility in financial markets over the next year. Regardless of how this uncertainty is ultimately resolved, a pre-existing condition of global excess supply is likely to persist and crimp growth. We believe the U.S. economy is likely to expand by 2%-2.5%, while Europe and Japan will be hard pressed to grow at all. We anticipate yields on 10-year Treasuries should range between 3.5% and 4.5%, with the potential to pierce the low end of the range if geopolitical circumstances deteriorate, and test the high end if the situation in Iraq improves.

     Key elements of our cyclical forecast are the following: 1) Demand in the U.S. should hold up better than in other major economies. The weakest part of the U.S. economy - the corporate sector - has pared capital investment, inventories and employees after the excesses of the late 1990s to restore credibility with lenders. This corporate thrift has pressured employment and wages, but it has not dragged down consumption; 2) Adverse effects on U.S. household income and spending have been and should continue to be mitigated by consumers' ability to monetize housing wealth at mortgage rates near 40-year lows; 3) Rising commodity prices and a weaker dollar will push inflation modestly higher. Higher prices will be good for commodity exporters in the emerging markets, but will adversely affect the terms of trade with developed countries.

18  FREMONT MUTUAL FUNDS

     We will seek to reduce risk and take exposures where prospects for attractive returns significantly outweigh downside potential. We will seek to limit interest rate risk in two ways: by targeting duration near the index and by emphasizing short and long maturities to guard against a sell-off in overvalued intermediate maturities. In sector strategies, we plan to trim exposures that have recently fared well. Relatively high yields and strong credit quality should make mortgages an attractive long-term holding. Nevertheless, recent gains make this sector vulnerable to a correction, so we plan to target near-index mortgage exposure in the short run. We plan to continue to underweight corporate bonds, especially higher rated bonds offering slim credit premiums, and aim for near to above-index weightings in more attractively priced issues.

Sincerely,

/s/ William Gross

William Gross

Portfolio Manager

FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

A         (4.7%)
AA        (4.7%)
AAA      (60.5%)
B         (4.5%)
BB        (2.3%)
BBB      (23.3%)


ANNUAL RETURNS                     DURATION WEIGHTED TOP TEN HOLDINGS

11/01/93-10/31/94     -4.42%       5-yr U.S. Long Bond Futures,
                                      1,733 Contracts, Exp. 06/19/03.......13.8%
11/01/94-10/31/95    +16.49%       10-yr U.S. Long Bond Futures,
                                      1,170 Contracts, Exp. 06/19/03.......13.8%
11/01/95-10/31/96     +8.18%       U.S. Treasury Bond, 8.750%, 05/15/17.....6.7%
                                   U.S. Treasury Bond, 7.500%, 11/15/16.....6.7%
11/01/96-10/31/97     +9.54%       U.S. Treasury Inflation Indexed Bond,
                                      3.625%, 04/15/28......................4.8%
11/01/97-10/31/98    +10.31%       U.S. Treasury Inflation Indexed Bond,
                                      3.875%, 04/15/29......................3.1%
11/01/98-10/31/99     +0.01%       Sprint Capital Corp., 8.750%, 03/15/32...2.6%
                                   Freddie Mac  2351 AZ, 6.500%, 08/15/31...2.3%
11/01/99-10/31/00     +8.33%       AOL Time Warner, Inc., 7.625%, 04/15/31..2.1%
                                   Deutsche Telekom International Finance BV,
11/01/00-10/31/01    +15.79%          8.750%, 06/15/30......................1.9%
                                                                TOTAL      57.8%
11/01/01-10/31/02     +5.43%

11/01/02-4/30/03*     +5.67%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont Bond Fund ($20,322)
Lehman Bros. Aggregate Bond Index** ($19,160)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       5 Years      10 Years      Since Inception (4/30/93)
-------------------------------------------------------------------
  10.91%        8.33%         7.89%               7.89%

* Unannualized. (1) Assumes initial investment of $10,000 on October 31, 1993. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  19

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Michael Pietronico
Evergreen Investment Management
Company LLC

{PHOTO]
Michael Pietronico

FUND PROFILE

The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

     Portfolio Manager Michael Pietronico is an active manager, quick to respond to changes in the municipal securities market place. Preservation of principal is his first priority. Consequently, he carefully monitors the credit quality of individual holdings and is quick to sell securities he believes may be downgraded either by the markets or the credit rating agencies. Mr. Pietronico also focuses on changing interest rate trends and actively adjusts average maturity and duration to position the portfolio at the most opportunistic point in the yield curve.

     Offit Investment Group, a part of Evergreen Investment Management Company LLC manages over $7 billion in fixed income assets for private clients.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont California Intermediate Tax Free Fund returned 3.39% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 3.38% gain.

     We took over management of the Fund on March 21, 2003 and have spent our first month at the helm restructuring the portfolio rather than analyzing our predecessor's performance. So, we are not able to comment on the factors that impacted Fund's relative performance over this six-month reporting period. Instead, this letter will detail our investment philosophy and methodology, and offer our current perspective on the California municipal securities market.

     Quality and preservation of principal are our top priorities. The majority of our holdings will be AA and AAA rated, and the portfolio's average credit rating will be at least AA. We carefully monitor the credit quality of all our holdings and quickly sell any security that we feel may be downgraded by the market or the credit rating agencies. We also look for opportunities in the form of investment grade securities (BAA rated or better) that may be upgraded.

     We attempt to maximize portfolio returns by actively repositioning the portfolio at the most advantageous point on the yield curve. Determining this point is a function of both value and our analysis of interest rate trends. In most cases, when the yield curve is relatively steep (longer maturity issues providing materially higher yields) and we believe interest rates will be stable or trend lower, the Fund's average maturity and average duration will be higher. When the yield curve is relatively flat (longer maturities providing only modestly higher yields) and/or we believe interest rates may trend higher, the Fund's average maturity and duration will be lower. We don't buy individual securities with maturities beyond 15 years, because historically, the marginally higher yield hasn't adequately compensated for the increased volatility.

     At the close of this reporting period, the portfolio's average maturity was
6.4 years and its average duration was 5.4 years.

     In first half fiscal 2003, the issuance of over $1 billion in California General Obligation Bonds (GO) substantially increased the supply of municipal securities in the marketplace. Due to credit quality concerns stemming from the State's large budget deficit and the fear that President Bush's plan to eliminate the double taxation of corporate dividends would create competition for tax-free municipal securities, demand failed to keep pace. In the quarters ahead, we expect new issuance to moderate due to market forces and the fact that California has scuttled plans to issue $2 billion in General Obligation Bonds backed by its share of state governments' settlement with tobacco companies. Also, it now appears that the total elimination of double taxation on corporate dividends is not likely to get Congressional blessing. These factors should help create better supply/demand dynamics in the market.

     California's budget deficit remains problematic. Raising state income tax rates, already among the highest in the nation, would likely have a negative impact on the California economy as corporations and wealthy individuals leave for more tax friendly pastures. Due to Proposition 13, passed decades ago, the ability to raise property taxes to bring down deficits is severely limited. Cutting spending is politically dangerous at the state and local level and would likely also restrain economic growth. Our hope is that as the U.S. economy slowly recovers, it will help California gradually grow out of its budget dilemma. In the interim, we are even more sensitive to potential changes in the credit quality of the securities in our portfolio.

     Judging by the 200 basis point (2%) spread between 2-year and 10-year investment grade municipal securities, the market appears to be anticipating that the economy will pick up steam and that interest rates will begin trending higher. We are forecasting a prolonged period of modest economic growth and stable interest rates. The Federal Reserve has done about all it can in the form of rate cuts without reviving the economy. Consumer confidence has improved

20  FREMONT MUTUAL FUNDS
substantially since the end of the war with Iraq and consumer spending may rebound. However, with so much excess capacity in the manufacturing sector and a slowdown in growth in the services sector, the capital spending drought that has undermined the economy will likely continue to restrain GDP growth. This is not the kind of environment likely to translate into rising interest rates.

     Looking ahead, we believe municipal securities will trade in a tight range, and expect yield to be the primary component of total returns. We note that 10-year investment grade municipals securities yields are approximately 91% of 10-year Treasury Bond yields, offering a substantial after-tax yield advantage for California residents in higher state income tax brackets.

Sincerely,

/s/ Michael Pietronico

Michael Pietronico
Portfolio Manager

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

A         (3.1%)
AA       (15.9%)
AAA      (81.0%)


ANNUAL RETURNS                     TOP TEN HOLDINGS
11/01/93-10/31/94     -3.94%       City of Los Angeles, Water & Power Revenue,
                                      Power Systems..................................6.4%
11/01/94-10/31/95    +12.77%       San Francisco CA City & County Public Utilities...4.6%
                                   Los Angeles CA Unified School District............3.7%
11/01/95-10/31/96     +4.63%       Los Angeles CA Department of Airports.............3.6%
                                   Sacramento Municipal Utilities District...........3.6%
11/01/96-10/31/97     +6.75%       Los Angeles County Public Works
                                      Financing Authority............................3.5%
11/01/97-10/31/98     +7.16%       California State Department of Water Resources....3.4%
                                   Los Angeles CA....................................2.8%
11/01/98-10/31/99     -0.68%       City of Los Angeles, Wastewater System Revenue....2.7%
                                   East Bay CA Municipal Utilities District..........2.7%
11/01/99-10/31/00     +6.78%                                         TOTAL          37.0%

11/01/00-10/31/01     +7.49%

11/01/01-10/31/02     +3.65%

11/01/02-4/30/03*     +3.39%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Lehman Bros. 5-Year Municipal Bond Index** ($16,704)
Lehman Bros. 5-Year State G.O. Index** ($16,500)
Fremont California Intermediate Tax-Free Fund ($15,828)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       5 Years      10 Years     Since Inception (11/16/90)
-------------------------------------------------------------------
   5.98%        5.07%         5.23%              6.02%

* Unannualized. (1) Assumes initial investment of $10,000 on October 31, 1993. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index and the Lehman Brothers 5-Year Municipal Bond Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. This fund is intended for investment by California Residents. A portion of the Fund's distributions may be subject to federal, state or local taxes or the alternative minimum tax (AMT). Evergreen Investment Management assumed management of the Fund on March 24, 2003.

** See definiitons on page 24.

                                                        FREMONT MUTUAL FUNDS  21

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTOS]
Norman Gee and Michelle Romano

FUND PROFILE

The Fremont Money Market Fund invests primarily in high quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Co-Managers Norman Gee and Michelle Romano strive to add value through price-sensitive trading and by identifying undervalued high quality money market securities. They will also make conservative adjustments to the portfolio's average maturity in an attempt to enhance total portfolio yield.

TO OUR SHAREHOLDERS

For the six months ended April 30, 2003, the Fremont Money Market Fund returned 0.54% compared to the iMoneyNet Money Fund Report/First Tier Taxable Average's 0.34% gain.

     In first half fiscal 2003, money fund yields remained at historically low levels. In fact, some money funds have been forced to reduce or suspend fees in order to prevent total returns from dropping into negative territory and smaller money funds have been folding up shop. The Fremont Money Market Fund's longer average maturity (70-75 days through this reporting period versus the 55-day average for money funds), translated into a 0.20% yield advantage over the average money fund. We would like to maintain the portfolio's longer-than-average maturity when there is value on the long end. However, reduced issuance of longer-term commercial paper due to many corporations taking advantage of low long-term interest rates by issuing bonds instead of short-term debt, has made it difficult. The portfolio remains "barbelled", with the heavier weightings on the long and short end of the maturity spectrum.

     Despite the improvement in consumer confidence readings since the conclusion of the war with Iraq and all the liquidity in the financial system, we believe the economy will remain sluggish over the next several quarters. Consumer spending should pick up a bit, but we don't see the kind of pent-up consumer demand that will by itself translate into significantly higher GDP growth. Corporations are still more intent on cleaning up balance sheets than investing in their businesses. Until we see capacity utilization rates increase substantially, capital spending will remain constrained. The NASDAQ's strong showing in calendar 2003 infers that demand for technology products and services is poised to rebound. But, we have yet to see any convincing evidence that tech spending is recovering.

     Housing remains one of the strongest sectors of the economy. While there are areas such as Silicon Valley, where housing appears substantially overvalued, in general we don't believe there is a housing bubble. We suspect housing will remain strong as long as mortgage rates stay around current levels.

     Now that oil prices have come back down into the mid-$20 per barrel range, there is little inflationary pressure on the economy. Unemployment remains around 6% and new job growth continues to disappoint. Although the Employment Cost Index has trended higher, this is primarily due to increased benefits costs, which have begun slowing recently. Most importantly, corporations still don't have any pricing power.

     With the economy stuck in first gear and inflation still dormant, some folks are anticipating another Federal Reserve rate cut. However, we feel Fed Chairman Alan Greenspan wants to wait to see whether easing geopolitical tensions will be enough to get the economy moving again. We believe he may also be concerned that another rate cut would put money fund returns in negative territory, unsettling millions of investors. Consequently, we expect the Fed to sit on its hands until first quarter 2004. Also, with Senate defections in his own party, President Bush's fiscal stimulus package will probably be watered down considerably.

     With money fund returns now below the rate of inflation, conservative investors are looking for alternatives. Unfortunately, at present the financial markets aren't providing any particularly appealing choices. Bonds have performed exceptionally well over the last two years, but in our opinion, current valuations make them vulnerable to even a modest pick up in economic growth. We are all rooting for stocks to do better, and we think the equities can make some progress in the year ahead. However, volatility will likely continue to unsettle capital preservation oriented investors. So, as unexciting as money fund yields are today, they continue to provide safety in an uncertain economic and market environment.

Sincerely,

/s/ Norman Gee

/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

22  FREMONT MUTUAL FUNDS

FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Other               (3.6%)
Australia           (3.1%)
Netherland          (3.7%)
United States      (33.8%)
Norway              (4.9%)
France              (4.9%)
Switzerland         (6.1%)
Germany             (9.8%)
Canada              (6.1%)
Japan               (6.8%)
Sweden              (8.6%)
United Kingdom      (8.6%)


ANNUAL RETURNS                    TOP TEN HOLDINGS

11/01/93-10/31/94     +3.49%      FNMA, AN..................................4.9%
                                  Swedish National Housing Finance, CP......1.8%
11/01/94-10/31/95     +5.84%      US Treasury Note, AN......................1.4%
                                  Hitachi Asia Ltd., CP.....................1.2%
11/01/95-10/31/96     +5.34%      Credit Suisse First Boston, Inc., CP......1.2%
                                  Toronto Dominion Holdings USA, Inc., CP...1.2%
11/01/96-10/31/97     +5.39%      HBOS Treasury Services PLC, CP............1.2%
                                  Chevron UK Investment PLC, CP.............1.2%
11/01/97-10/31/98     +5.45%      American Honda Finance Corp., CP..........1.2%
                                  Societe Generale North America, Inc., CP..1.2%
11/01/98-10/31/99     +4.89%                                   TOTAL       16.5%

11/01/99-10/31/00     +5.99%

11/01/00-10/31/01     +4.67%

11/01/01-10/31/02     +1.77%

11/01/02-4/30/03*     +0.54%


GROWTH OF $10,000(1)

90-Day U.S. T-Bills ($15,382)
Fremont Money Market Fund ($15,268)
iMoneyNet Money Fund Report/First Tier Taxable Average** ($14,626)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       5 Years      10 Years     Since Inception (11/18/88)
-------------------------------------------------------------------
   1.32%        4.10%         4.46%              5.02%

* Unannualized (1) Assumes initial investment of $10,000 on October 31, 1993. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bill's performance. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

** See definitions on page 24.

                                                        FREMONT MUTUAL FUNDS  23

                           FREMONT MUTUAL FUNDS, INC.
                                   Definitions

CITIGROUP NON-U.S. GOVERNMENT BOND INDEX (FORMERLY SALOMON SMITH BARNEY NON-U.S. GOVERNMENT BOND INDEX) - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

IMONEYNET MONEY FUND REPORT/FIRST TIER TAXABLE AVERAGE - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial
Data).

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX - An index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities.

LEHMAN BROTHERS 5-YEAR STATE G.O. BOND INDEX - An index for the tax-exempt bond market comprised of bonds with a minimum credit rating of Baa.

LEHMAN BROTHERS AGGREGATE BOND INDEX - An index of U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX - An index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX - Composed of all of the publicly traded stocks in 20 developed non-U.S. markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

NAREIT (NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS) INDEX - Measures the share price performance of all Real Estate Investment Trusts (REIT) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The index is weighted to reflect the total market value of the REITs included.

RUSSELL 1000 INDEX - A comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

RUSSELL 1000 VALUE INDEX - Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

S&P 500 Index - Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

WILSHIRE  REIT INDEX - Measures  U.S.  publicly  traded Real  Estate  Investment
Trusts.

24  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS  63.2%

BUSINESS EQUIPMENT & SERVICES  2.6%

     213,999    Amcor Ltd.                                   AU    $      1,114
       7,300    Vaisala Oyj(f)                               FI             143
     195,663    Brambles Industries PLC                      UK             582
      66,800    WPP Group PLC                                UK             476
       5,600    AdvancePCS*                                  US             168
       3,000    Allied Waste Industries, Inc.*               US              25
      87,400    Alloy, Inc.*                                 US             529
       2,600    Apollo Group, Inc. (Class A)*                US             141
       9,000    Automatic Data Processing, Inc.              US             303
       5,200    Bright Horizons
                  Family Solutions, Inc.*                    US             156
       8,500    Catalina Marketing Corp.*                    US             152
      53,400    Centra Software, Inc.*                       US              75
       2,600    Cintas Corp.                                 US              93
       3,000    Computer Sciences Corp.*                     US              99
       7,700    Concord EFS, Inc.*                           US             107
       2,700    Convergys Corp.*                             US              44
       6,300    Corporate Executive Board Co.*               US             258
      26,400    CoStar Group, Inc.*                          US             588
       8,600    Craftmade International, Inc.                US             126
      12,100    Deluxe Corp.                                 US             533
       3,900    Donaldson Co., Inc.                          US             156
       1,700    Donnelley (R.R.) & Sons Co.                  US              34
       4,800    eBay, Inc.*                                  US             445
       7,100    Electronic Data Systems Corp.                US             129
       6,400    Equifax, Inc.                                US             148
       3,000    Fiserv, Inc.*                                US              88
       7,600    Genuine Parts Co.                            US             243
       4,800    H&R Block, Inc.                              US             185
       7,900    Infocrossing, Inc.*                          US              53
       7,000    Interactive Data Corp.                       US             112
       1,300    International Game Technology*               US             112
       5,800    Interpublic Group of Cos., Inc.              US              66
       3,000    Jacobs Engineering Group, Inc.*              US             123
      30,200    Kroll, Inc.*                                 US             673
       4,600    Manpower, Inc.                               US             151
      10,100    ManTech
                  International Corp. (Class A)              US             158
       2,000    Mettler-Toledo International, Inc.*          US              71
      11,300    MTC Technologies, Inc.*                      US             192
       2,300    NVIDIA Corp.*                                US              33
      50,200    Office Depot, Inc.*                          US             636
       2,900    Omnicom Group, Inc.                          US             180
       5,700    Paychex, Inc.                                US             178
     137,200    Perma-Fix
                  Environmental Services, Inc.*              US             277
      27,900    Pitney Bowes, Inc.                           US             980
       1,500    QLogic Corp.*                                US              66
       2,700    Robert Half International, Inc.*             US              44
      10,100    Ryder System, Inc.                           US             251
       2,200    Sabre Holdings Corp.                         US              46
       7,600    SEI Investments Co.                          US             200
       7,100    Staples, Inc.*                               US             135
       4,300    Sungard Data Systems, Inc.*                  US              92
      36,600    TeleTech Holdings, Inc.*                     US             149
       1,700    TMP Worldwide, Inc.*                         US              29

BUSINESS EQUIPMENT & SERVICES  (Cont.)

       5,700    Valassis Communications, Inc.*               US    $        152
       9,800    Viad Corp.                                   US             197
       9,100    Waste Management, Inc.                       US             198
       2,000    Waters Corp.*                                US              48
      14,900    Yahoo!, Inc.*                                US             369
                                                                   ------------
                                                                         13,111
                                                                   ------------
CAPITAL GOODS  1.3%

      10,700    AGCO Corp.*                                  US             195
       1,200    American Standard Cos., Inc.*                US              85
      54,300    Axsys Technologies, Inc.*                    US             493
      20,200    BHA Group Holdings, Inc. (Class A)           US             429
       7,300    Black & Decker Corp.                         US             301
       8,800    Caterpillar, Inc.                            US             463
       1,200    Cooper Tire & Rubber                         US              17
       9,600    Crane Co.                                    US             188
         600    Cummins Engine Co.                           US              16
       3,700    Deere & Co.                                  US             163
       3,100    Dover Corp.                                  US              89
      24,800    Emerson Electric Co.                         US           1,257
       1,300    Fluor Corp.                                  US              45
       1,500    Grainger (W.W.), Inc.                        US              69
       3,200    IDEX Corp.                                   US             102
      11,400    Illinois Tool Works, Inc.                    US             729
      15,400    IMC Global, Inc.                             US             140
      21,600    IMPCO Technologies, Inc.*                    US              62
       2,600    Ingersoll-Rand Co.                           US             115
       1,500    ITT Industries, Inc.                         US              87
       1,500    Johnson Controls, Inc.                       US             123
       1,000    Navistar International Corp.*                US              28
      14,050    Northern Technologies
                  International Corp.                        US              72
      20,900    OSI Systems, Inc.*                           US             316
       1,700    PACCAR, Inc.                                 US              99
       1,900    Parker-Hannifin Corp.                        US              77
       1,300    Power-One, Inc.*                             US               8
       2,600    PPG Industries, Inc.                         US             126
       2,900    Rockwell International Corp.                 US              66
       2,300    Sherwin-Williams Co.                         US              64
         900    Snap-on, Inc.                                US              26
      30,100    Tyco International Ltd.                      US             470
                                                                   ------------
                                                                          6,520
                                                                   ------------
CONSUMER DURABLES  1.2%

      71,600    Matsushita Electric
                Industrial Co. Ltd.                          JP             571
      27,700    Sony Corp. ADR                               JP             685
      32,675    Toyota Motor Co.                             JP             741
     105,620    GKN PLC                                      UK             348
      10,700    AutoZone, Inc.*                              US             865
       5,400    Cooper Industries Ltd.                       US             200
       2,300    Dana Corp.                                   US              21
       2,300    Danaher Corp.                                US             159
       8,400    Delphi Automotive Systems Corp.              US              71
       1,200    Eaton Corp.                                  US              98
      27,600    Ford Motor Co.                               US             284
       8,400    General Motors Corp.                         US             303
       2,700    Goodyear Tire & Rubber Co. (The)*            US              15
      15,300    Harley-Davidson, Inc.                        US             680

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  25

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

CONSUMER DURABLES  (Cont.)

       3,000    Leggett & Platt, Inc.                        US    $         62
       1,200    Maytag Corp.                                 US              25
       2,000    Visteon Corp.                                US              14
      19,100    Whirlpool Corp.                              US           1,022
                                                                   ------------
                                                                          6,164
                                                                   ------------
CONSUMER NON-DURABLES  5.7%

     398,315    Coca-Cola Amatil Ltd.                        AU           1,419
     448,756    Foster's Group Ltd.                          AU           1,259
       8,100    Nestle SA                                    CH           1,653
      18,660    L'Oreal SA                                   FR           1,336
      24,300    LVMH Moet Hennessy
                  Louis Vuitton SA                           FR           1,062
      46,183    Kao Corp.                                    JP             844
      31,720    Heineken NV                                  NL           1,180
      75,793    Koninklijke Ahold NV                         NL             347
     178,100    Cadbury Schweppes PLC                        UK             993
     130,300    Diageo PLC                                   UK           1,446
      12,200    McBride PLC(f)                               UK              14
     151,800    Unilever PLC                                 UK           1,493
         900    Alberto-Culver Co. (Class B)                 US              44
      40,500    Altria Group, Inc.                           US           1,246
       1,000    American Greetings Corp.*                    US              15
      12,900    Anheuser-Busch Cos., Inc.                    US             643
       9,800    Archer-Daniels-Midland Co.                   US             109
       3,600    Avon Products, Inc.                          US             209
         900    Ball Corp.                                   US              51
         900    Bemis Co.                                    US              41
       2,018    Brown Forman Corp. (Class B)                 US             154
       1,500    Brunswick Corp.                              US              33
       6,200    Campbell Soup Co.                            US             137
       3,400    Clorox Co. (The)                             US             154
      26,200    CNS, Inc.                                    US             203
       5,100    Coach, Inc.*                                 US             222
      44,600    Coca-Cola Co.                                US           1,802
       6,800    Coca-Cola Enterprises, Inc.                  US             133
       8,100    Colgate Palmolive Co.                        US             463
       4,800    Columbia Sportswear Co.*                     US             230
       8,100    ConAgra, Inc.                                US             170
         600    Coors (Adolph) Co.                           US              32
       3,400    Dean Foods Co.*                              US             148
       4,400    Eastman Kodak Co.                            US             132
       8,600    Energizer Holdings, Inc.*                    US             248
       6,500    Fortune Brands, Inc.                         US             315
       5,700    General Mills, Inc.                          US             257
       3,700    Georgia-Pacific Corp.                        US              57
      16,000    Gillette Co. (The)                           US             487
       5,400    Heinz (H.J.) & Co.                           US             161
       5,100    Hershey Foods Corp.                          US             333
       8,300    Hormel Foods Corp.                           US             191
       1,500    International
                  Flavors & Fragrances, Inc.                 US              48
       2,000    JM Smucker Co. (The)                         US              73
       2,000    Jones Apparel Group, Inc.*                   US              57
       6,200    Kellogg Co.                                  US             203
      12,200    Kimberly-Clark Corp.                         US             607
       1,600    Liz Claiborne, Inc.                          US              52
       5,500    McCormick & Co., Inc.                        US             136
       4,100    Newell Rubbermaid, Inc.                      US             125

CONSUMER NON-DURABLES  (Cont.)

       4,100    Nike, Inc. (Class B)                         US    $        219
       2,400    Pactiv Corp.*                                US              49
       4,300    Pepsi Bottling Group, Inc.                   US              88
      32,700    PepsiCo, Inc.                                US           1,415
      30,200    Procter & Gamble Co.                         US           2,713
       1,300    R.J. Reynolds Tobacco
                  Holdings, Inc.                             US              37
         900    Reebok International Ltd.*                   US              28
      11,800    Sara Lee Corp.                               US             198
       4,500    Scotts Co. (The) (Class A)*                  US             256
       1,300    Stanley Works (The)                          US              31
       2,000    SUPERVALU, Inc.                              US              33
       9,900    Sysco Corp.                                  US             284
       2,300    Tandy Brands Accessories, Inc.*              US              23
       3,800    Timberland Co. (The) (Class A)*              US             190
         900    Tupperware Corp.                             US              12
       2,600    UST, Inc.                                    US              81
      14,800    VF Corp.                                     US             582
       3,400    Wrigley (WM.) Jr. Co.                        US             193
                                                                   ------------
                                                                         29,199
                                                                   ------------
CONSUMER SERVICES  3.2%

     205,400    Television Broadcasts Ltd.                   HK             628
      12,635    SBS Broadcasting SA(f)*                      LU             190
      71,529    Reed Elsevier NV                             NL             816
      10,200    Carnival Corp.                               PA             281
     113,834    InterContinental Hotels Group PLC            UK             691
     186,400    Reed Elsevier PLC                            UK           1,488
      87,700    AOL Time Warner, Inc.*                       US           1,200
       3,400    Career Education Corp.*                      US             204
     100,700    Cendant Corp.*                               US           1,438
      12,800    Clear Channel
                  Communications, Inc.*                      US             501
      34,700    Comcast Corp. (Class A)*                     US           1,107
      28,700    Comcast Corp. (Special Class A)*             US             863
      19,000    Dover Motorsports, Inc.                      US              64
       1,300    Dow Jones & Co., Inc.                        US              51
      17,500    Gannett Co., Inc.                            US           1,325
       1,700    Harrah's Entertainment, Inc.*                US              67
       2,700    Hasbro, Inc.                                 US              43
       5,700    Hilton Hotels Corp.                          US              76
       4,900    Knight Ridder, Inc.                          US             316
      85,100    Liberty Media Corp. (Class A)*               US             936
       3,700    Marriott International, Inc. (Class A)       US             133
       6,600    Mattel, Inc.                                 US             143
       3,000    McGraw-Hill Cos., Inc.                       US             175
         800    Meredith Corp.                               US              35
       2,300    New York Times Co. (Class A)                 US             107
       3,700    Scripps Co. (E.W.) (Class A)                 US             293
       3,000    Starwood Hotels & Resorts
                  Worldwide, Inc.                            US              81
       4,700    Tribune Co.                                  US             230
       3,600    Univision Communications, Inc.*              US             109
      34,300    Viacom, Inc. (Class B)*                      US           1,489
      39,100    Walt Disney Co. (The)                        US             730
         400    Washington Post Co. (Class B)                US             292
       4,000    Westwood One, Inc.*                          US             140
                                                                   ------------
                                                                         16,242
                                                                   ------------

      The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

ENERGY  4.3%

       2,300    Nabors Industries Ltd.*                      BB    $         90
      25,500    Nexen, Inc.                                  CA             507
       9,434    Total Fina Elf SA                            FR           1,239
      17,400    Total Fina Elf SA ADR                        FR           1,143
      34,722    Royal Dutch Petroleum Co.                    NL           1,423
      31,600    Royal Dutch Petroleum Co., ADR               NL           1,292
     252,879    BG Group PLC                                 UK           1,012
      22,900    BP Amoco PLC, ADR                            UK             883
       1,500    Amerada Hess Corp.                           US              68
       7,200    Anadarko Petroleum Corp.                     US             320
       2,500    Apache Corp.                                 US             143
       1,000    Ashland, Inc.                                US              30
       5,100    Baker Hughes, Inc.                           US             143
       2,300    BJ Services Co.*                             US              84
       7,900    Burlington Resources, Inc.                   US             366
      29,700    ChevronTexaco Corp.                          US           1,865
      15,500    ConocoPhillips                               US             780
      26,700    Devon Energy Corp.                           US           1,262
       5,700    Dynegy, Inc. (Class A)                       US              25
       7,200    Energy East Corp.                            US             131
       1,700    EOG Resources, Inc.                          US              64
       7,700    Equitable Resources, Inc.                    US             296
       9,100    Evergreen Resources, Inc.*                   US             433
       6,400    Exco Resources, Inc.*                        US             113
     127,400    Exxon Mobil Corp.                            US           4,484
       6,600    Halliburton Co.                              US             141
      20,800    Kerr-McGee Corp.                             US             876
       4,800    Marathon Oil Corp.                           US             109
       1,000    McDermott International, Inc.*               US               3
      10,600    Murphy Oil Corp.                             US             442
       5,300    Newfield Exploration Co.*                    US             182
       2,000    Noble Corp.*                                 US              62
      10,900    Occidental Petroleum Corp.                   US             325
         600    Peoples Energy Corp.                         US              23
       3,900    Pepco Holdings, Inc.                         US              67
       1,700    Premcor, Inc.*                               US              38
       1,500    Rowan Cos., Inc.                             US              31
       4,800    Scana Corp.                                  US             152
       8,700    Schlumberger Ltd.                            US             365
       7,000    Sempra Energy                                US             188
       1,200    Sunoco, Inc.                                 US              45
       2,400    Teco Energy, Inc.                            US              26
       4,800    Transocean Sedco Forex, Inc.*                US              91
       4,000    Unocal Corp.                                 US             111
       7,700    Weatherford International Ltd.*              US             310
      10,200    XTO Energy, Inc.                             US             199
                                                                   ------------
                                                                         21,982
                                                                   ------------
FINANCIAL SERVICES (BANKS)  6.9%

     146,660    National Australia Bank Ltd.                 AU           2,985
      40,553    Bayerische Hypo-und
                  Vereinsbank AG                             DE             541
      19,100    Deutsche Bank AG                             DE             990
     265,320    BCO Sant Cent Hisp.                          ES           2,088
      23,460    Societe Generale                             FR           1,437
     135,500    HSBC Holdings PLC                            HK           1,481
     565,699    Banca Intesa                                 IT           1,467
      72,300    Oversea-Chinese
                Banking Corp. Ltd.                           SG             385

FINANCIAL SERVICES (BANKS)  (Cont.)

     132,529    HBOS PLC                                     UK    $      1,554
     125,098    Lloyds TSB Group PLC                         UK             823
      57,400    Royal Bank of Scotland Group PLC             UK           1,507
       5,400    Amsouth Bancorporation                       US             114
      31,700    Bank of America Corp.                        US           2,347
      11,500    Bank of New York Co., Inc.                   US             304
      17,500    Bank One Corp.                               US             631
       6,400    Banknorth Group, Inc.                        US             153
       7,300    BB&T Corp.                                   US             238
       8,500    Charter One Financial, Inc.                  US             247
     123,600    Citigroup, Inc.                              US           4,851
       2,700    Comerica, Inc.                               US             117
       7,100    Commerce Bancorp, Inc.                       US             289
       3,900    Cullen/Frost Bankers, Inc.                   US             128
       8,700    Fifth Third Bancorp.                         US             429
       6,200    First Oak Brook Bancshares, Inc.             US             192
       2,000    First Tennessee National Corp.               US              88
      53,000    FleetBoston Financial Corp.                  US           1,406
       3,600    Huntington Bancshares, Inc.                  US              70
       6,700    Investors Financial Services Corp.           US             146
       6,500    KeyCorp                                      US             157
       3,400    M&T Bank Corp.                               US             287
       3,300    Marshall & Ilsley Corp.                      US              97
      26,100    MBNA Corp.                                   US             493
       6,500    Mellon Bank Corp.                            US             172
       9,200    National City Corp.                          US             276
      13,100    North Fork Bancorporation, Inc.              US             424
       3,400    Northern Trust Corp.                         US             119
       4,400    PNC Bank Corp.                               US             193
       3,400    Regions Financial Corp.                      US             115
       5,200    SouthTrust Corp.                             US             140
       5,000    State Street Corp.                           US             175
       4,400    Suntrust Banks, Inc.                         US             252
       3,700    SY Bancorp, Inc.                             US             138
       4,500    Synovus Financial Corp.                      US              88
      10,600    TCF Financial Corp.                          US             420
       3,000    Union Planters Corp.                         US              86
      44,100    US Bancorp                                   US             977
      30,800    Wachovia Corp.                               US           1,177
      21,800    Washington Mutual, Inc.                      US             861
      25,500    Wells Fargo & Co.                            US           1,231
       9,000    Wilmington Trust Corp.                       US             242
       1,500    Zions Bancorporation                         US              74
                                                                   ------------
                                                                         35,202
                                                                   ------------
FINANCIAL SERVICES (OTHER)  6.0%

       7,500    IPC Holdings, Inc.                           BM             258
       7,400    Allianz AG                                   DE             524
     328,000    Wharf Holdings Ltd.                          HK             578
          57    Millea Holdings, Inc.                        JP             371
      77,249    ING Groep NV                                 NL           1,257
      31,186    ING Groep NV, ADR                            NL             509
      64,676    Aviva PLC                                    UK             455
       9,100    ACE Ltd.                                     US             301
       1,600    Affiliated Managers Group*                   US              74
       7,800    Aflac, Inc.                                  US             255
      32,100    Allstate Corp.                               US           1,213
       1,600    AMBAC Financial Group, Inc.                  US              93
      45,700    American Express Co.                         US           1,730

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER)  (Cont.)

      51,300    American International Group, Inc.           US    $      2,973
       4,700    Aon Corp.                                    US             104
       1,500    Bear Stearns Cos., Inc. (The)                US             100
       6,200    Brown & Brown, Inc.                          US             222
       3,400    Capital One Financial Corp.                  US             142
      17,000    Chubb Corp. (The)                            US             899
       2,400    Cincinnati Financial Corp.                   US              88
       2,000    Countrywide Credit Industries, Inc.          US             135
       5,200    Dime Community Bancshares                    US             120
       4,600    FactSet Research Systems, Inc.               US             160
      25,800    Fannie Mae                                   US           1,868
       1,700    Federated Investors, Inc. (Class B)          US              46
       4,000    Franklin Resources, Inc.                     US             140
      36,000    Freddie Mac                                  US           2,084
       6,600    Golden West Financial Corp.                  US             498
       7,100    Goldman Sachs Group, Inc. (The)              US             539
      11,100    GreenPoint Financial Corp.                   US             530
       4,600    Hartford Financial
                  Services Group, Inc.                       US             188
       3,400    Janus Capital Group, Inc.                    US              47
       2,200    Jefferson-Pilot Corp.                        US              88
      37,600    John Hancock Financial
                  Services, Inc.                             US           1,091
      40,100    JP Morgan Chase & Co.                        US           1,177
       8,000    Legg Mason, Inc.                             US             434
       3,700    Lehman Brothers Holdings, Inc.               US             233
       2,700    Lincoln National Corp.                       US              86
       7,300    Loews Corp.                                  US             301
       8,100    Marsh & McLennan Cos., Inc.                  US             386
       2,300    MBIA, Inc.                                   US             103
      34,700    Merrill Lynch & Co., Inc.                    US           1,424
      18,900    Metlife, Inc.                                US             543
      25,600    MGIC Investment Corp.                        US           1,164
       2,300    Moody's Corp.                                US             111
      21,500    Morgan Stanley Dean Witter & Co.             US             962
       1,500    Neuberger Berman, Inc.                       US              46
       5,300    New York Community Bancorp, Inc.             US             184
       8,200    Principal Financial Group, Inc.              US             239
       3,300    Progressive Corp.                            US             224
       4,400    Providian Financial Corp.*                   US              32
      20,400    Prudential Financial, Inc.                   US             652
      10,800    Roslyn Bancorp, Inc.                         US             206
       8,400    Safeco Corp.                                 US             323
      20,300    Schwab (Charles) Corp.                       US             175
       2,400    SLM Corp.                                    US             269
       8,100    St. Paul Cos., Inc. (The)                    US             278
      10,800    T Rowe Price Group, Inc.                     US             330
       1,900    Torchmark Corp.                              US              74
      15,100    Travelers Property Casualty Corp.            US             245
       3,700    UnumProvident Corp.                          US              43
       6,600    Washington Federal, Inc.                     US             144
       4,400    Webster Financial Corp.                      US             165
       4,600    XL Capital Ltd. (Class A)                    US             379
     329,618    Sanlam Ltd.                                  ZA             274
                                                                   ------------
                                                                         30,886
                                                                   ------------
HEALTH CARE  9.5%

      40,300    Novartis AG                                  CH           1,591
      23,400    Roche Holding AG                             CH           1,491
       1,291    Synthes-Stratec, Inc.                        CH             815

HEALTH CARE  (Cont.)

      16,000    Fresenius Medical Care AG                    DE    $        805
      40,100    Novo-Nordisk AS                              DK           1,455
       1,618    Essilor International SA                     FR              66
      15,800    Sanofi-Synthelabo SA                         FR             944
      89,214    Luxottica Group ADR                          IT           1,000
      37,100    Eisai Co. Ltd.                               JP             656
      27,773    Takeda Chemical Industries Ltd.              JP           1,019
     151,801    GlaxoSmithKline PLC                          UK           3,045
      50,900    Abbott Laboratories                          US           2,068
       5,900    Advanced Neuromodulation
                  Systems, Inc.*                             US             247
       2,300    Aetna, Inc.                                  US             115
       4,200    Allergan, Inc.                               US             295
       1,600    AmerisourceBergen Corp.                      US              93
      26,600    Amgen, Inc.*                                 US           1,631
       6,600    Amsurg Corp.*                                US             171
       2,200    Anthem, Inc.*                                US             151
       3,300    Applied Biosystems Group                     US              58
       5,700    Apria Healthcare Group, Inc.*                US             134
      39,900    ArthroCare Corp.*                            US             610
         900    Bausch & Lomb, Inc.                          US              32
       9,000    Baxter International, Inc.                   US             207
       5,300    Beckman Coulter, Inc.                        US             206
       4,000    Becton Dickinson & Co.                       US             142
       2,300    Biogen, Inc.*                                US              87
       4,000    Biomet, Inc.                                 US             122
       6,900    Boston Scientific Corp.*                     US             297
      37,800    Bristol-Myers Squibb Co.                     US             965
         900    C R Bard, Inc.                               US              57
       6,800    Cardinal Health, Inc.                        US             376
       5,300    Charles River Laboratories
                  International, Inc.*                       US             144
       2,900    Chiron Corp.*                                US             118
       2,200    Cigna Corp.                                  US             115
       5,600    Covance, Inc.*                               US              99
       4,200    Coventry Health Care, Inc.*                  US             171
       9,100    Cytyc Corp.*                                 US             120
       3,400    Dentsply International, Inc.                 US             127
      34,500    Eclipsys Corp.*                              US             311
       8,200    Edwards Lifesciences Corp.*                  US             237
      78,800    Endocare, Inc.*                              US             315
      11,300    Exact Sciences Corp.*                        US             108
       4,800    Express Scripts, Inc. (Class A)*             US             283
      39,800    First Consulting Group, Inc.*                US             200
       5,500    Forest Laboratories, Inc. (Class A)*         US             284
      31,000    Gene Logic, Inc.*                            US             205
       3,300    Genzyme Corp.*                               US             133
      12,300    Gilead Sciences, Inc.*                       US             568
       4,700    Guidant Corp.                                US             183
      72,400    Harvard Bioscience, Inc.*                    US             245
      28,300    HCA - The Healthcare Co.                     US             908
       3,700    Health Management
                  Associates, Inc. (Class A)                 US              63
       9,100    Health Net, Inc.*                            US             237
       2,100    Hillenbrand Industries, Inc.                 US             105
       2,400    Humana, Inc.*                                US              27
      14,200    ICON PLC*                                    US             368
       9,900    IDEC Pharmaceuticals Corp.*                  US             324
      20,200    IMS Health, Inc.                             US             311

      The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE  (Cont.)

      12,600    IVAX Corp.*                                  US    $        202
      55,700    Johnson & Johnson                            US           3,139
       3,700    King Pharmaceuticals, Inc.*                  US              47
      20,900    Lilly (Eli) & Co.                            US           1,334
      11,600    Lincare Holdings, Inc.*                      US             352
       5,100    Manor Care, Inc.*                            US              99
      10,700    Mckesson HBOC, Inc.                          US             297
       3,800    Medimmune, Inc.*                             US             134
      18,400    Medtronic, Inc.                              US             878
      57,400    Merck & Co.                                  US           3,340
         800    Millipore Corp.*                             US              27
      10,300    Mylan Laboratories, Inc.                     US             291
       6,100    Myriad Genetics, Inc.*                       US              73
      72,250    NeoPharm, Inc.*                              US           1,055
       7,400    Omnicare, Inc.                               US             196
      27,500    Oxford Health Plans, Inc.*                   US             805
     148,200    Pfizer, Inc.                                 US           4,557
       2,300    Pharmaceutical Resources, Inc.*              US             101
      11,000    Priority Healthcare Corp. (Class B)*         US             251
       3,800    Quest Diagnostics, Inc.*                     US             227
      15,000    Quidel Corp.*                                US              77
       1,900    Quintiles Transnational Corp.*               US              27
       1,900    Renal Care Group Inc.*                       US              62
       5,800    Respironics, Inc.*                           US             223
      22,100    Schering-Plough Corp.                        US             400
       2,700    St. Jude Medical, Inc.*                      US             142
       5,000    Steris Corp.*                                US             114
       3,000    Stryker Corp.                                US             201
       7,300    Tenet Healthcare Corp.*                      US             108
       4,700    UnitedHealth Group, Inc.                     US             433
       4,000    Universal Health
                  Services, Inc. (Class B)*                  US             155
       4,100    Varian Medical Systems, Inc.*                US             221
       1,600    Watson Pharmaceuticals, Inc.*                US              47
       7,200    Wellpoint Health Networks, Inc.*             US             547
      27,100    Wyeth                                        US           1,180
       3,000    Zimmer Holdings, Inc.*                       US             141
                                                                   ------------
                                                                         48,743
                                                                   ------------
MULTI-INDUSTRY  1.7%

      80,800    Jardine Matheson Holdings Ltd.               SG             457
       1,600    Carlisle Co., Inc.                           US              73
     224,400    General Electric Co.                         US           6,609
      40,900    Honeywell International, Inc.                US             965
      13,100    Textron, Inc.                                US             386
                                                                   ------------
                                                                          8,490
                                                                   ------------
RAW MATERIALS  2.5%

     100,223    CSR Ltd.                                     AU             112
      59,485    Orica Ltd.                                   AU             369
     100,223    Rinker Group Ltd.                            AU             305
      46,006    Bayer AG                                     DE             841
      24,318    UPM-Kymmene Oyj                              FI             356
      23,582    Cie de Saint-Gobain                          FR             818
       9,937    L'Air Liquide SA                             FR           1,508
      27,160    POSCO                                        KR             558
      71,205    Carter Holt Harvey Ltd.                      NZ              65
      48,950    Rio Tinto                                    UK             936
       3,400    Air Products & Chemicals, Inc.               US             146

RAW MATERIALS  (Cont.)

      12,700    Alcoa, Inc.                                  US    $        291
       1,300    Allegheny Technologies, Inc.                 US               5
       1,700    Avery Dennison Corp.                         US              90
         900    Boise Cascade Corp.                          US              21
       3,900    Cabot Microelectronics Corp.*                US             169
      13,700    Dow Chemical Co.                             US             447
      37,900    E. I. du Pont de Nemours and Co.             US           1,612
       1,200    Eastman Chemical Co.                         US              37
       2,000    Ecolab, Inc.                                 US             102
       2,000    Engelhard Corp.                              US              49
       8,400    Florida Rock Industries, Inc.                US             319
      12,500    Freeport-McMoRan
                  Copper & Gold, Inc. (Class B)              US             216
         800    Great Lakes Chemical Corp.                   US              20
       1,700    Hercules, Inc.*                              US              17
       7,300    International Paper Co.                      US             261
       1,600    Louisiana Pacific Corp.*                     US              13
       7,400    Masco Corp.                                  US             156
       3,100    MeadWestvaco Corp.                           US              73
       5,900    Minnesota Mining &
                  Manufacturing Co.                          US             744
       4,500    Mohawk Industries, Inc.*                     US             250
       4,000    Monsanto Co.                                 US              70
       6,100    Newmont Mining Corp.                         US             165
       1,200    Nucor Corp.                                  US              49
       1,900    Pall Corp.                                   US              40
       1,500    Phelps Dodge Corp.*                          US              47
       2,400    Praxair, Inc.                                US             139
       2,500    Rayonier, Inc.                               US             126
       3,400    Rohm and Haas Co.                            US             113
       1,300    Sealed Air Corp.*                            US              56
       1,200    Sigma-Aldrich Corp.                          US              60
         800    Temple-Inland, Inc.                          US              36
       1,600    United States Steel Corp.                    US              23
       2,100    Valspar Corp.                                US              91
       5,800    Vulcan Materials Co.                         US             203
       3,400    Weyerhaeuser Co.                             US             169
       1,300    Worthington Industries, Inc.                 US              17
      40,858    Sasol Ltd.                                   ZA             444
                                                                   ------------
                                                                         12,754
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS  0.2%

       1,500    Apartment Investment &
                  Management Co.                             US              57
       6,200    Equity Office Properties Trust               US             161
       4,100    Equity Residential                           US             106
      21,600    HRPT Properties Trust                        US             195
       6,300    Kimco Realty Corp.                           US             228
       6,100    Plum Creek Timber Co., Inc.                  US             142
       4,700    PS Business Parks, Inc.                      US             146
       4,500    Public Storage, Inc.                         US             145
       2,900    Simon Property Group, Inc.                   US             107
                                                                   ------------
                                                                          1,287
                                                                   ------------
RETAIL  4.8%

     130,378    Coles Myer Ltd.                              AU             562
     144,946    Boots Group PLC                              UK           1,327
     156,375    GUS PLC                                      UK           1,446
     113,834    Mitchells & Butler PLC                       UK             386

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

RETAIL  (Cont.)

      13,800    1-800-FLOWERS.COM, Inc.
                  (Class A)                                  US    $        105
       1,100    A.C. Moore Arts & Crafts, Inc.*              US              19
       7,400    Abercrombie & Fitch Co. (Class A)*           US             243
       4,300    Advance Auto Parts, Inc.*                    US             214
       5,800    Albertson's, Inc.                            US             115
       4,000    American Eagle Outfitters, Inc.*             US              70
       5,100    Applebee's International, Inc.               US             140
       4,800    Autonation, Inc.*                            US              66
      25,400    Bebe Stores, Inc.*                           US             386
       4,400    Bed Bath & Beyond, Inc.*                     US             174
      15,685    Benihana, Inc. (Class A)*                    US             150
       5,000    Best Buy Co., Inc.*                          US             173
       1,700    Big Lots, Inc.*                              US              21
       7,600    Brinker International, Inc.*                 US             241
       8,200    Carmax, Inc.*                                US             173
       4,300    CBRL Group, Inc.                             US             137
       7,600    Chico's FAS, Inc.*                           US             185
       3,300    Circuit City Stores, Inc.                    US              19
       6,100    Claire's Stores, Inc.                        US             159
       6,900    Costco Wholesale Corp.*                      US             239
      38,100    CVS Corp.                                    US             922
       2,600    Darden Restaurants, Inc.                     US              46
       1,300    Dillard's, Inc.                              US              18
       5,100    Dollar General Corp.                         US              74
      10,100    Dollar Tree Stores, Inc.*                    US             257
      10,000    Electronics Boutique
                  Holdings Corp.*                            US             187
       2,700    Family Dollar Stores, Inc.                   US              92
       3,000    Federated Department Stores, Inc.            US              92
       9,300    Foot Locker, Inc.                            US             102
      13,300    Gap, Inc.                                    US             221
       6,500    Gart Sports Co.*                             US             152
      17,100    Genesco, Inc.*                               US             257
      45,700    Home Depot, Inc.                             US           1,286
       2,000    J. Jill Group, Inc. (The)                    US              29
       4,100    J.C. Penney Co., Inc.                        US              70
      12,700    Jos A. Bank Clothiers, Inc.*                 US             361
       5,100    Kohls Corp.*                                 US             290
      11,600    Kroger Co. (The)*                            US             166
       7,800    Limited, Inc.                                US             113
      18,800    Lowe's Cos., Inc.                            US             825
       4,400    May Department Stores Co.                    US              95
      19,200    McDonald's Corp.                             US             328
       6,000    Michaels Stores, Inc.*                       US             187
       2,200    Nordstrom, Inc.                              US              38
      17,500    Outback Steakhouse, Inc.                     US             625
       3,600    Performance Food Group, Co.*                 US             126
      12,600    Petsmart, Inc.*                              US             191
      41,400    Radioshack Corp.                             US             982
       5,200    Ross Stores, Inc.                            US             197
       7,200    Ruby Tuesday, Inc.                           US             142
      28,400    Safeway, Inc.*                               US             472
       4,800    Sears, Roebuck & Co.                         US             136
       5,900    Starbucks Corp.*                             US             139
      19,900    Target Corp.                                 US             665
       2,300    Tiffany & Co.                                US              64
      15,700    TJX Cos., Inc.                               US             302
      24,300    Too, Inc.*                                   US             451

RETAIL  (Cont.)

       3,300    Toys R US, Inc.*                             US    $         34
       1,200    Tractor Supply Co.*                          US              51
      81,700    Wal-Mart Stores, Inc.                        US           4,601
      22,800    Walgreen Co.                                 US             704
       1,700    Wendy's International, Inc.                  US              49
       4,700    West Marine, Inc.                            US              77
       2,900    Whole Foods Market, Inc.*                    US             172
       8,900    Williams-Sonoma, Inc.*                       US             230
       2,200    Winn-Dixie Stores, Inc.                      US              28
      40,200    Yum! Brands, Inc.*                           US             993
                                                                   ------------
                                                                         24,389
                                                                   ------------
SHELTER  0.2%

       8,200    Brookfield Properties Corp.                  CA             166
       1,000    Centex Corp.                                 US              66
      18,900    Clayton Homes, Inc.                          US             235
         800    KB Home                                      US              39
       4,300    LNP Property Corp.                           US             151
       1,000    Pulte Corp.                                  US              58
       1,800    St. Joe Co. (The)                            US              53
                                                                   ------------
                                                                            768
                                                                   ------------
TECHNOLOGY (COMPONENTS)  2.5%

      11,600    Kyocera Corp.                                JP             567
       9,200    Actel Corp.*                                 US             182
       5,200    Advanced Micro Devices, Inc.*                US              39
       5,800    Altera Corp.*                                US              92
      13,600    Analog Devices, Inc.*                        US             450
      60,900    Anaren Microwave, Inc.*                      US             457
       4,700    Applied Micro Circuits Corp.*                US              21
       4,300    Broadcom Corp. (Class A)*                    US              77
      53,400    California Micro Devices Corp.*              US             170
       5,800    CIENA Corp.*                                 US              28
     140,200    Cisco Systems, Inc.*                         US           2,109
      17,400    Corning, Inc.*                               US              94
       7,400    Cree Research, Inc.*                         US             148
      49,200    EMC Corp.*                                   US             447
      30,500    Genesis Microchip, Inc.*                     US             523
      49,900    hi/fn, Inc.*                                 US             259
      22,812    Identix, Inc.*                               US             112
      27,300    II-VI, Inc.*                                 US             531
     127,300    Intel Corp.                                  US           2,342
      87,000    IXYS Corp.*                                  US             618
       3,000    Jabil Circuit, Inc.*                         US              56
      21,300    JDS Uniphase Corp.*                          US              69
       4,800    Linear Technology Corp.                      US             165
       5,700    LSI Logic Corp.*                             US              31
      54,100    Lucent Technologies, Inc.*                   US              97
       4,800    Maxim Integrated Products, Inc.              US             189
      11,400    Microchip Technology, Inc.                   US             237
       9,100    Micron Technology, Inc.*                     US              77
      23,300    Microsemi Corp.*                             US             273
       3,000    Molex, Inc.                                  US              70
       2,700    National Semiconductor Corp.*                US              51
       1,500    NCR Corp.*                                   US              33
       5,100    Network Appliance, Inc.*                     US              68
      20,600    Newport Corp.*                               US             266
       4,250    OpticNet, Inc.(d)*                           US
      55,000    Pemstar, Inc.*                               US             164

      The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                          Country   Value (000s)
      Shares    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (COMPONENTS)  (Cont.)

       1,700    PerkinElmer, Inc.                            US    $         17
       2,600    PMC-Sierra, Inc.*                            US              21
      20,100    Qualcomm, Inc.                               US             641
       8,000    Sanmina-SCI Corp.*                           US              38
      42,500    SBS Technologies, Inc.*                      US             348
      12,500    Solectron Corp.*                             US              40
      32,700    Stratos Lightwave, Inc.*                     US             124
         900    Thomas & Betts Corp.*                        US              14
       5,000    Unisys Corp.*                                US              52
      63,200    Vixel Corp.*                                 US             232
       5,100    Xilinx, Inc.*                                US             138
                                                                   ------------
                                                                         12,777
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  3.8%

      55,600    Vestas Wind Systems AS                       DK             435
      92,200    Alcatel SA ADR                               FR             743
      43,000    Canon, Inc.                                  JP           1,741
     148,400    Hitachi Ltd.                                 JP             496
      22,800    Murata Manufacturing Co. Ltd.                JP             814
      12,000    ADC Telecommunications, Inc.*                US              29
       7,500    Affiliated Computer
                  Services, Inc. (Class A)*                  US             358
       7,000    Agilent Technologies, Inc.*                  US             112
       3,000    American Power Conversion Corp.*             US              47
       3,900    Analogic Corp.                               US             186
       1,500    Andrew Corp.*                                US              12
       5,500    Apple Computer, Inc.*                        US              78
      40,700    Applied Materials, Inc.*                     US             594
      19,600    Applied Signal Technology, Inc.              US             283
      26,500    ATMI, Inc.*                                  US             559
       4,800    Avaya, Inc.*                                 US              19
      33,300    Axcelis Technologies, Inc.*                  US             189
       1,600    B.F. Goodrich Co. (The)                      US              23
      17,600    Boeing Co. (The)                             US             480
       2,900    Comverse Technology, Inc.*                   US              38
      39,100    Dell Computer Corp.*                         US           1,130
       8,600    DST Systems, Inc.*                           US             264
       5,900    Echostar Communications
                  Corp. (Class A)*                           US             177
      13,200    EDO Corp.                                    US             249
       5,000    Gateway, Inc.*                               US              14
       3,100    General Dynamics Corp.                       US             192
       1,700    Global Imaging Systems, Inc.*                US              31
      61,300    Hewlett-Packard Co.                          US             999
      33,000    International Business Machines
                  Corp.                                      US           2,802
       2,900    KLA-Tencor Corp.*                            US             119
      28,800    KVH Industries, Inc.*                        US             435
       3,800    L-3 Communications Holdings, Inc.*           US             169
       9,600    Lam Research Corp.*                          US             140
       3,500    Lexmark International, Inc.*                 US             261
       6,900    Lockheed Martin Corp.                        US             345
      47,400    Motorola, Inc.                               US             375
      11,900    Netopia, Inc.*                               US              27
      59,500    New Focus, Inc.*                             US             196
       2,900    Northrop Grumman Corp.                       US             255
       2,300    Novellus Systems, Inc.*                      US              65
       6,200    Raytheon Co.                                 US             186
      35,400    Rimage Corp.*                                US             368

TECHNOLOGY (EQUIPMENT)  (Cont.)

      39,800    RIT Technologies Ltd.*                       US    $         40
     281,800    Riverstone Networks, Inc.*                   US             347
       2,900    Rockwell Collins, Inc.                       US              62
       5,700    Sandisk Corp.*                               US             138
       2,400    Scientific-Atlanta, Inc.                     US              39
      19,800    Sensytech, Inc.                              US             198
      46,900    Sun Microsystems, Inc.*                      US             155
       3,600    Symbol Technologies, Inc.                    US              39
       1,300    Tektronix, Inc.*                             US              24
       6,200    Tellabs, Inc.*                               US              38
       2,900    Teradyne, Inc.*                              US              34
      37,200    Texas Instruments, Inc.                      US             688
       2,600    Thermo Electron Corp.*                       US              47
      11,700    United Technologies Corp.                    US             723
      22,100    X-Rite, Inc.                                 US             225
      11,100    Xerox Corp.*                                 US             109
      43,700    Zygo Corp.*                                  US             326
                                                                   ------------
                                                                         19,267
                                                                   ------------
TECHNOLOGY (SOFTWARE)  2.4%

      24,200    SAP AG                                       DE             617
       3,500    Adobe Systems, Inc.                          US             121
       1,700    Autodesk, Inc.                               US              26
       9,800    BISYS Group, Inc. (The)*                     US             165
       3,600    BMC Software, Inc.*                          US              54
      21,000    Cadence Design Systems, Inc.*                US             240
       3,800    Certegy, Inc.*                               US              95
       2,600    Citrix Systems, Inc.*                        US              49
      15,000    Computer Associates
                  International, Inc.                        US             244
       5,800    Compuware Corp.*                             US              25
       7,600    Dun & Bradstreet Corp.*                      US             287
       6,900    Electronic Arts, Inc.*                       US             409
      33,700    F5 Networks, Inc.*                           US             464
     103,800    FalconStor Software, Inc.*                   US             412
      17,100    First Data Corp.                             US             671
       3,100    Intuit, Inc.*                                US             120
       1,300    Mercury Interactive Corp.*                   US              44
     204,500    Microsoft Corp.                              US           5,229
       2,600    National Instruments Corp.*                  US              83
       5,500    Novell, Inc.*                                US              15
      33,700    Opnet Technologies, Inc.                     US             237
     102,300    Oracle Corp.*                                US           1,215
       4,000    Parametric Technology Corp.*                 US              13
      71,400    PDF Solutions, Inc.*                         US             528
       4,800    Peoplesoft, Inc.*                            US              72
      15,600    Primus Knowledge Solutions, Inc.*            US              12
       7,600    Reynolds & Reynolds Co.
                  (The) (Class A)                            US             219
       7,300    Siebel Systems, Inc.*                        US              63
       3,000    Symantec Corp.*                              US             132
       6,716    Synopsys, Inc.*                              US             327
      11,400    Tier Technologies, Inc.*                     US              75
       6,200    VERITAS Software Corp.*                      US             136
                                                                   ------------
                                                                         12,399
                                                                   ------------
TRANSPORTATION  0.6%

         135    West Japan Railway Co.                       JP             422
     193,380    British Airways PLC*                         UK             391

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                Country   Value (000s)
 Face Amount    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION  (Cont.)

       1,700    Airtran Holdings, Inc.*                      US    $         13
       5,800    Burlington Northern Santa Fe Corp.           US             163
       7,900    C.H. Robinson Worldwide, Inc.                US             291
       3,300    CSX Corp.                                    US             106
       1,900    Delta Air Lines, Inc.                        US              24
       4,500    FedEx Corp.                                  US             269
       5,900    Norfolk Southern Corp.                       US             125
      11,600    Southwest Airlines Co.                       US             185
       3,800    Union Pacific Corp.                          US             226
      17,100    United Parcel Service, Inc.                  US           1,062
                                                                   ------------
                                                                          3,277
                                                                   ------------
UTILITIES  3.8%

     300,868    Telstra Corp.                                AU             793
       2,254    Electrabel SA                                BE             541
      40,477    RWE AG                                       DE           1,091
       9,676    Endesa SA                                    ES             138
      62,293    Iberdrola SA                                 ES           1,005
     141,882    Telefonica SA                                ES           1,572
     167,000    Hong Kong Electric Holding Ltd.              HK             675
     331,705    Telecom Corp. of New Zealand Ltd.            NZ             890
     175,200    Cable & Wireless PLC                         UK             211
      47,600    Vodafone Group PLC ADR                       UK             941
       8,300    AES Corp.*                                   US              50
       2,000    Allegheny Energy, Inc.*                      US              17
      10,900    Alltel Corp.                                 US             511
       2,600    Ameren Corp.                                 US             107
       5,900    American Electric Power                      US             156
      11,600    AT&T Corp.*                                  US             198
      40,800    AT&T Wireless Services, Inc.*                US             264
      37,500    BellSouth Corp.                              US             956
      13,200    Broadwing, Inc.                              US              61
       5,200    Calpine Corp.*                               US              28
       4,700    CenterPoint Energy, Inc.                     US              37
      11,100    CenturyTel, Inc.                             US             327
       2,600    Cinergy Corp.                                US              89
       4,300    Citizens Communications Co.*                 US              47
       2,200    CMS Energy Corp.*                            US              14
       3,300    Consolidated Edison, Inc.                    US             128
       2,600    Constellation Energy Group, Inc.             US              76
       8,200    Dominion Resources, Inc.                     US             485
       3,200    DPL, Inc.                                    US              44
       2,600    DTE Energy Co.                               US             105
      13,400    Duke Energy Corp.                            US             236
       5,000    Edison International Co.*                    US              73
       9,000    El Paso Corp.                                US              68
       3,400    Entergy Corp.                                US             158
      20,200    Exelon Corp.                                 US           1,071
       4,500    FirstEnergy Corp.                            US             152
       2,900    FPL Group, Inc.                              US             177
       2,300    KeySpan Corp.                                US              78
       8,600    Kinder Morgan, Inc.                          US             404
       5,900    Mirant Corp.*                                US              20
      15,600    Nextel Communications, Inc.*                 US             231
         800    NICOR, Inc.                                  US              24
       3,700    NiSource, Inc.                               US              70
       6,200    PG&E Corp.*                                  US              93
       1,500    Pinnacle West Capital Corp.                  US              50
       2,600    PPL Corp.                                    US              94

UTILITIES  (Cont.)

       3,600    Progress Energy, Inc.                        US    $        150
       3,300    Public Service Enterprise
                  Group, Inc.                                US             127
      25,500    Qwest Communications
                  International, Inc.*                       US              96
      13,800    Republic Services, Inc. (Class A)*           US             296
      61,700    SBC Communications, Inc.                     US           1,441
      10,800    Southern Co. (The)                           US             314
      13,400    Sprint Corp.                                 US             154
      15,000    Sprint Corp. (PCS Group)*                    US              53
       4,900    Telephone & Data Systems, Inc.               US             211
       5,000    TXU Corp.                                    US             100
      52,900    Verizon Communications, Inc.                 US           1,977
       7,800    Williams Cos., Inc. (The)                    US              54
       5,900    Xcel Energy, Inc.                            US              80
                                                                   ------------
                                                                         19,609
                                                                   ------------

TOTAL COMMON STOCKS (Cost $367,278)                                     323,066
                                                                   ------------

BONDS  31.1%

FOREIGN CORPORATE BONDS  4.4%

[EURO]
   1,000,000    Fidelity International Ltd.,
                  6.250%, 03/21/12                                        1,157
   2,000,000    Deutsche Hypo,
                  5.750%, 07/19/10                                        2,497
   3,000,000    Caisse D'Amort Dette,
                  5.125%, 10/25/08                                        3,625
   1,500,000    Telecom Italia SpA,
                  6.250%, 02/01/12                                        1,768
   4,000,000    Deutsche Bahn Finance BV,
                  5.000%, 06/10/08                                        2,409
   1,500,000    Deutsche Telekom International Finance BV,
                  6.125%, 07/06/05                                        1,784
[POUND]
   1,000,000    Ford Credit Canada,
                  7.250%, 12/07/07                                        1,584
   1,000,000    BK Nederlandse Gemeeten,
                  5.625%, 02/08/11                                        1,713
[YEN]
 100,000,000    Deutsche Telekom, 1.500%, 06/15/05                          844
 200,000,000    Petroliam Nasional BHD,
                  3.600%, 06/12/06                                        1,807
 200,000,000    Banque Central de Tunisie,
                  3.300%, 08/02/10                                        1,765
$  1,231,700    Sanluis Corp. SA de CV,
                  7.000%, 06/30/11(c) (d)                                   197
     768,300    Sanluis Corp. SA de CV,
                  8.000%, 06/30/10(c) (d)                                   238
   1,000,000    Kazkommerts International BV,
                  10.125%, 05/08/07                                       1,096
                                                                   ------------
                                                                         22,484
                                                                   ------------
FOREIGN GOVERNMENT BONDS  16.1%

CN
$  4,153,908    Canada Government,
                  4.000%, 12/01/31(e)                                     3,360
   8,119,731    Canada Government,
                  4.250%, 12/01/21(e)                                     6,598
   4,226,912    Canada Government,
                  4.250%, 12/01/26(e)                                     3,511

      The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                               FREMONT GLOBAL FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS  (Cont.)

[EURO]
   3,208,096    Government of Spain,
                  6.000%, 01/31/08                                 $      4,005
   3,000,000    Government of Finland,
                  5.750%, 02/23/11                                        3,779
   8,653,298    Government of France,
                  3.000%, 07/25/09(e)                                    10,297
   7,901,592    Government of France,
                  3.000%, 07/25/12(e)                                     9,375
   1,607,840    Government of France,
                  3.150%, 07/25/32(e)                                     1,902
   2,522,538    Government of France,
                  3.400%, 07/25/29(e)                                     3,104
   1,873,470    Government of France,
                  8.500%, 10/25/19                                        3,040
   2,000,000    Buoni Poliennali Del Tesoro,
                  5.250%, 08/01/11                                        2,436
[POUND]
     570,000    U.K. Gilt, 2.500%, 05/20/09                               2,153
      10,000    U.K. Gilt, 2.500%, 08/16/13                                  34
   2,290,000    U.K. Gilt, 2.500%, 07/26/16                               8,409
   1,820,000    U.K. Gilt, 2.500%, 07/17/24                               5,642
     730,000    U.K. Gilt, 4.125%, 07/22/30                               2,185
NK
  12,000,000    Norway Government Bond,
                  6.000%, 05/16/11                                        1,802
NZ
$  3,000,000    Canada Government,
                  6.625%, 10/03/07                                        1,746
   2,500,000    New Zealand Government,
                  6.000%, 11/15/11                                        1,414
SG
$  2,000,000    Government of Singapore,
                  3.750%, 09/01/16                                        1,276
   3,000,000    Government of Singapore,
                  4.375%, 01/15/09                                        1,946
$    400,000    United Mexican States,
                  8.375%, 01/14/11                                          478
     500,000    United Mexican States,
                  11.500%, 05/15/26                                         734
   1,750,000    Russian Federation,
                  5.000%, 03/31/30                                        1,579
   1,250,000    Russian Federation,
                  10.000%, 06/26/07                                       1,496
                                                                   ------------
                                                                         82,301
                                                                   ------------
MORTGAGE BACKED OBLIGATIONS  0.8%

[EURO]
   1,500,000    FHLMC, 5.125%, 01/15/12                                   1,793
$  1,555,514    GNMA II, 6.000%, 02/20/32                                 1,623
     578,873    GNMA II, 6.500%, 10/20/28                                   607
                                                                   ------------
                                                                          4,023
                                                                   ------------
MUNICIPAL BONDS  0.3%

[EURO]
   1,500,000    Pemex Project Funding Master Trust,
                  7.750%, 08/02/07                                        1,835
                                                                   ------------
                                                                          1,835
                                                                   ------------
U.S. CORPORATE BONDS  2.3%

   1,500,000    AT&T Corp., 6.000%, 11/21/06                              1,723
   1,500,000    General Electric Capital Corp.,
                  5.750%, 11/20/08                                        1,837
   1,500,000    Household Finance Corp.,
                  6.500%, 05/05/09                                        1,871
[YEN]
 200,000,000    Ford Motor Credit Co.,
                  1.000%, 12/22/03                                        1,669

U.S. CORPORATE BONDS  (Cont.)

NZ
$  1,978,000    General Motors Acceptance Corp.,
                  7.500%, 12/01/06                                 $      1,118
$    955,000    Burlington Northern Santa Fe Corp.,
                  7.290%, 06/01/36                                        1,133
   1,000,000    Coastal Corp., 6.700%, 02/15/27                             895
   1,250,000    Security Capital Group, Inc.,
                  7.700%, 06/15/28                                        1,501
                                                                   ------------
                                                                         11,747
                                                                   ------------
U.S. GOVERNMENT & AGENCIES  7.2%

          38    U.S. Treasury Inflation Indexed Bond,
                  3.375%, 01/15/07                                           --
   5,618,190    U.S. Treasury Inflation Indexed Bond,
                  3.625%, 01/15/08                                        6,214
  10,902,615    U.S. Treasury Inflation Indexed Bond,
                  3.500%, 01/15/11                                       12,071
  15,338,869    U.S. Treasury Inflation Indexed Bond,
                  3.875%, 04/15/29                                       18,596
                                                                   ------------
                                                                         36,881
                                                                   ------------

TOTAL BONDS (Cost $143,695)                                             159,271
                                                                   ------------

SHORT-TERM INVESTMENTS  5.6%

   1,875,735    AMR Select Cash Reserve Fund                              1,876
$  1,000,000    Bank of Montreal,
                  1.150%(a), 06/13/03                                     1,000
  12,800,000    Centrica PLC,
                  1.320%(a), 05/01/03                                    12,800
     196,685    State Street Bank Euro Deposit,
                  2.250%, 05/02/03                                          220
   1,000,000    U.S. Treasury Bill, 1.160%, 07/17/03+                       997
  11,483,630    Repurchase Agreement,
                  State Street Bank, 0.760%,
                  05/01/03 (Maturity Value $11,484)
                  (Cost $11,484) Collateral: FHLB,
                  3.650%, 04/09/18; FHLMC,
                  5.750%, 01/05/12; FNMA,
                  5.000%, 05/14/04; FNMA,
                  5.250%, 04/15/07; FNMA,
                  7.125%, 01/15/30; USTB,
                  0.000%, 10/02/03; USTB,
                  13.250%, 05/15/14
                  (Collateral Value $11,737)                             11,484
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $28,377)                              28,377
                                                                   ------------

TOTAL INVESTMENTS (Cost $539,350), 99.9%                                510,714
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                     676
                                                                   ------------

NET ASSETS, 100.0%                                                 $    511,390
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                        FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                Country   Value (000s)
 Face Amount    Security Description                        Code      (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  95.5%

BUSINESS EQUIPMENT & SERVICES  1.1%

      37,000    WPP Group PLC                                UK    $        263
                                                                   ------------
                                                                            263
                                                                   ------------
CONSUMER DURABLES  1.5%

      14,100    Sony Corp. ADR                               JP             349
                                                                   ------------
                                                                            349
                                                                   ------------
CONSUMER NON-DURABLES  26.6%

     209,400    Coca-Cola Amatil Ltd.                        AU             746
       4,300    Nestle SA                                    CH             878
       9,620    L'Oreal SA                                   FR             689
      13,300    LVMH Moet Hennessy
                  Louis Vuitton SA                           FR             581
      24,300    Kao Corp.                                    JP             444
      16,450    Heineken NV                                  NL             612
      47,962    Koninklijke Ahold NV                         NL             220
      94,400    Cadbury Schweppes PLC                        UK             526
      68,517    Diageo PLC                                   UK             761
      79,900    Unilever PLC                                 UK             786
                                                                   ------------
                                                                          6,243
                                                                   ------------
CONSUMER SERVICES  4.7%

     113,400    Television Broadcasts Ltd.                   HK             347
      94,500    Reed Elsevier PLC                            UK             754
                                                                   ------------
                                                                          1,101
                                                                   ------------
ENERGY  8.6%

      15,800    Nexen, Inc.                                  CA             314
       8,900    Total Fina Elf SA ADR                        FR             585
      15,600    Royal Dutch Petroleum Co. ADR                NL             638
      12,700    BP Amoco PLC ADR                             UK             489
                                                                   ------------
                                                                          2,026
                                                                   ------------
FINANCIAL SERVICES (BANKS)  15.1%

      41,600    National Australia Bank Ltd.                 AU             847
      10,500    Deutsche Bank AG                             DE             544
      73,700    BCO Sant Cent Hisp.                          ES             580
      71,000    HSBC Holdings PLC                            HK             776
      30,200    Royal Bank of Scotland Group PLC             UK             793
                                                                   ------------
                                                                          3,540
                                                                   ------------
FINANCIAL SERVICES (OTHER)  3.2%

       3,700    Allianz AG                                   DE             262
      29,900    ING Groep NV                                 NL             486
                                                                   ------------
                                                                            748
                                                                   ------------
HEALTH CARE  23.9%

      20,500    Novartis AG                                  CH             810
      12,300    Roche Holding AG                             CH             784
         650    Synthes-Stratec, Inc.                        CH             410
       8,700    Fresenius Medical Care AG                    DE             437
      20,700    Novo-Nordisk AS                              DK             751
       1,015    Essilor International SA                     FR              42
       8,440    Sanofi-Synthelabo SA                         FR             504
      46,600    Luxottica Group ADR                          IT             522
      15,043    Takeda Chemical Industries Ltd.              JP             552
      39,200    GlaxoSmithKline PLC                          UK             786
                                                                   ------------
                                                                          5,598
                                                                   ------------
RAW MATERIALS  3.3%

       5,175    L'Air Liquide SA                             FR    $        785
                                                                   ------------
                                                                            785
                                                                   ------------
TECHNOLOGY (COMPONENTS)  1.4%

       6,500    Kyocera Corp.                                JP             318
                                                                   ------------
                                                                            318
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  2.6%

      28,700    Vestas Wind Systems AS                       DK             225
      49,000    Alcatel SA ADR                               FR             395
                                                                   ------------
                                                                            620
                                                                   ------------
TECHNOLOGY (SOFTWARE)  1.3%

      12,300    SAP AG                                       DE             314
                                                                   ------------
                                                                            314
                                                                   ------------
UTILITIES  2.2%

      25,600    Vodafone Group PLC ADR                       UK             506
                                                                   ------------
                                                                            506
                                                                   ------------

TOTAL COMMON STOCKS (Cost $26,492)                                       22,411
                                                                   ------------

SHORT-TERM INVESTMENTS  3.9%

$    173,834    State Street Bank Euro Deposit,
                  2.250%, 05/01/03                                          174
     737,793    Rupurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $738)
                  (Cost $738) Collateral:
                  USTB, 0.000%, 10/02/03
                  (Collateral Value $756)                                   738
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $912)                                    912
                                                                   ------------

TOTAL INVESTMENTS (Cost $27,404), 99.4%                                  23,323
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.6%                                     133
                                                                   ------------

NET ASSETS, 100.0%                                                 $     23,456
                                                                   ============


For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

      The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                         FREMONT LARGE CAP VALUE FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  96.4%

CAPITAL GOODS  1.6%

       1,000    American Standard Cos., Inc.*                      $         71
         800    Johnson Controls, Inc.                                       66
                                                                   ------------
                                                                            137
                                                                   ------------
CONSUMER DURABLES  1.7%

       3,250    Harley-Davidson, Inc.                                       144
                                                                   ------------
                                                                            144
                                                                   ------------
CONSUMER NON-DURABLES  5.9%

       5,500    Altria Group, Inc.                                          169
       3,000    Anheuser-Busch Cos., Inc.                                   150
       2,000    Avon Products, Inc.                                         116
       1,100    Colgate Palmolive Co.                                        63
                                                                   ------------
                                                                            498
                                                                   ------------
CONSUMER SERVICES  6.2%

       2,800    Carnival Corp.                                               77
       4,300    Comcast Corp. (Class A)*                                    137
       2,850    COX Communications, Inc. (Class A)*                          94
       5,000    Viacom, Inc. (Class B)*                                     217
                                                                   ------------
                                                                            525
                                                                   ------------
ENERGY  11.1%

       3,300    BP Amoco PLC ADR                                            127
       2,000    ChevronTexaco Corp.                                         126
       5,500    ConocoPhillips                                              277
       5,300    Exxon Mobil Corp.                                           187
       3,500    Kerr-McGee Corp.                                            147
       2,200    Occidental Petroleum Corp.                                   66
                                                                   ------------
                                                                            930
                                                                   ------------
FINANCIAL SERVICES (BANKS)  11.8%

       3,500    Bank of America Corp.                                       259
       6,700    Bank One Corp.                                              242
       9,200    Citigroup, Inc.                                             361
       7,100    MBNA Corp.                                                  134
                                                                   ------------
                                                                            996
                                                                   ------------
FINANCIAL SERVICES (OTHER)  17.5%

       4,750    ACE Ltd.                                                    157
       5,500    American International Group, Inc.                          319
       2,200    Fannie Mae                                                  159
       1,700    Freddie Mac                                                  98
      11,600    JP Morgan Chase & Co.                                       340
       3,000    Merrill Lynch & Co., Inc.                                   123
       2,700    Metlife, Inc.                                                78
       2,700    Morgan Stanley Dean Witter & Co.                            121
       2,500    PMI Group, Inc. (The)                                        77
                                                                   ------------
                                                                          1,472
                                                                   ------------
HEALTH CARE  12.9%

       1,000    Cardinal Health, Inc.                                        55
       6,000    HCA - The Healthcare Co.                                    193
       8,900    Pfizer, Inc.                                                274

HEALTH CARE  (Cont.)

       3,100    Schering-Plough Corp.                              $         56
       4,500    Tenet Healthcare Corp.*                                      67
       2,100    Wellpoint Health Networks, Inc.*                            159
       6,400    Wyeth                                                       279
                                                                   ------------
                                                                          1,083
                                                                   ------------
RAW MATERIALS  1.8%

       1,450    Alcoa, Inc.                                                  33
       2,700    E. I. du Pont de Nemours and Co.                            115
                                                                   ------------
                                                                            148
                                                                   ------------
RETAIL  1.5%

       4,400    Home Depot, Inc.                                            124
                                                                   ------------
                                                                            124
                                                                   ------------
TECHNOLOGY (COMPONENTS)  6.4%

       4,000    Altera Corp.*                                                63
       3,000    Intel Corp.                                                  55
       4,250    Intersil Corp. (Class A)*                                    79
      15,000    Juniper Networks, Inc.*                                     153
      23,500    Lucent Technologies, Inc.*                                   42
       3,000    Marvell Technology Group Ltd.*                               69
      15,150    Sanmina-SCI Corp.*                                           73
                                                                   ------------
                                                                            534
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  3.4%

         950    Affiliated Computer
                  Services, Inc. (Class A)*                                  45
       3,500    B.F. Goodrich Co. (The)                                      49
       3,300    Hewlett-Packard Co.                                          54
       2,250    United Technologies Corp.                                   139
                                                                   ------------
                                                                            287
                                                                   ------------
TECHNOLOGY (SOFTWARE)  5.5%

       5,100    First Data Corp.                                            200
       5,000    Microsoft Corp.                                             128
       6,200    VERITAS Software Corp.*                                     136
                                                                   ------------
                                                                            464
                                                                   ------------
TRANSPORTATION  3.9%

       3,250    Burlington Northern
                  Santa Fe Corp.                                             91
       4,000    Union Pacific Corp.                                         238
                                                                   ------------
                                                                            329
                                                                   ------------
UTILITIES  5.2%

       2,000    Constellation Energy Group, Inc.                             59
       4,700    Edison International Co.*                                    69
       1,300    Entergy Corp.                                                61
       1,300    Exelon Corp.                                                 69
       5,300    SBC Communications, Inc.                                    124
       5,000    Sprint Corp.                                                 58
                                                                   ------------
                                                                            440
                                                                   ------------

TOTAL COMMON STOCKS (Cost $7,719)                                         8,111
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                         FREMONT LARGE CAP VALUE FUND

                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT  4.2%

$      348,817  Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $349)
                  (Cost $349) Collateral:
                  FHLMC, 5.750%, 01/05/12
                  (Collateral Value $356)                          $        349
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $349)                                     349
                                                                   ------------

TOTAL INVESTMENTS (Cost $8,068), 100.6%                                   8,460
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (0.6)%                                   (47)
                                                                   ------------

NET ASSETS, 100.0%                                                 $      8,413
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

      The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                         FREMONT LARGE CAP GROWTH FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  98.9%

BUSINESS EQUIPMENT & SERVICES  4.3%

      13,500    Apollo Group, Inc. (Class A)*                      $        732
                                                                   ------------
                                                                            732
                                                                   ------------
CONSUMER DURABLES  4.0%

      15,000    Harley-Davidson, Inc.                                       667
                                                                   ------------
                                                                            667
                                                                   ------------
CONSUMER NON-DURABLES  7.4%

      12,700    Anheuser-Busch Cos., Inc.                                   633
       6,800    Procter & Gamble Co.                                        611
                                                                   ------------
                                                                          1,244
                                                                   ------------
CONSUMER SERVICES  7.1%

      11,000    Fox Entertainment
                  Group, Inc. (Class A)*                                    279
       7,200    International Game Technology*                              621
       6,400    Weight Watchers International, Inc.*                        301
                                                                   ------------
                                                                          1,201
                                                                   ------------
FINANCIAL SERVICES (BANKS)  7.4%

      15,800    Wachovia Corp.                                              604
      13,200    Wells Fargo & Co.                                           637
                                                                   ------------
                                                                          1,241
                                                                   ------------
FINANCIAL SERVICES (OTHER)  5.7%

       8,700    American Express Co.                                        329
      13,000    Moody's Corp.                                               628
                                                                   ------------
                                                                            957
                                                                   ------------
HEALTH CARE  25.5%

      11,900    Amgen, Inc.                                                 730
       6,500    Biovail Corp.*                                              235
      12,700    Forest Laboratories, Inc. (Class A)*                        657
      12,200    Johnson & Johnson                                           688
      13,000    Medtronic, Inc.                                             621
      22,050    Pfizer, Inc.                                                678
      10,200    Stryker Corp.                                               683
                                                                   ------------
                                                                          4,292
                                                                   ------------
MULTI-INDUSTRY  4.7%

      26,600    General Electric Co.                                        783
                                                                   ------------
                                                                            783
                                                                   ------------
RETAIL  17.1%

      16,800    Bed Bath & Beyond, Inc.*                                    664
      13,700    Lowe's Cos., Inc.                                           601
      11,400    Starbucks Corp.*                                            268
      13,100    Wal-Mart Stores, Inc.                                       738
      19,700    Walgreen Co.                                                608
                                                                   ------------
                                                                          2,879
                                                                   ------------
TECHNOLOGY (COMPONENTS)  1.5%

       8,000    Qualcomm, Inc.                                              255
                                                                   ------------
                                                                            255
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  6.2%

      25,300    Dell Computer Corp.*                                        731
       4,100    Lexmark International, Inc.*                                305
                                                                   ------------
                                                                          1,036
                                                                   ------------
TECHNOLOGY (SOFTWARE)  8.0%

      28,100    Microsoft Corp.                                    $        719
      14,300    Symantec Corp.*                                             628
                                                                   ------------
                                                                          1,347
                                                                   ------------

TOTAL COMMON STOCKS (Cost $16,200)                                       16,634
                                                                   ------------

SHORT-TERM INVESTMENT  4.3%

$    729,719    Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $730)
                  (Cost $730) Collateral:
                  FHLB, 3.375%, 06/15/04
                  (Collateral Value $746)                                   730
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $730)                                     730
                                                                   ------------

TOTAL INVESTMENTS (Cost $16,930), 103.2%                                 17,364
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (3.2)%                                  (535)
                                                                   ------------

NET ASSETS, 100.0%                                                 $     16,829
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                         FREMONT STRUCTURED CORE FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  94.5%

BUSINESS EQUIPMENT & SERVICES  1.2%

      17,800    Ryder System, Inc.                                 $        442
      11,400    Yahoo!, Inc.*                                               283
                                                                   ------------
                                                                            725
                                                                   ------------
CAPITAL GOODS  2.2%

      11,700    Black & Decker Corp.                                        483
       6,900    Caterpillar, Inc.                                           363
       7,900    Illinois Tool Works, Inc.                                   505
                                                                   ------------
                                                                          1,351
                                                                   ------------
CONSUMER DURABLES  2.2%

       7,200    AutoZone, Inc.*                                             582
      10,600    Harley-Davidson, Inc.                                       471
       6,400    Whirlpool Corp.                                             342
                                                                   ------------
                                                                          1,395
                                                                   ------------
CONSUMER NON-DURABLES  8.0%

      18,000    Altria Group, Inc.                                          554
      13,500    Coca-Cola Co.                                               545
       5,600    Hershey Foods Corp.                                         365
       8,800    Kimberly-Clark Corp.                                        438
      12,900    PepsiCo, Inc.                                               558
      17,400    Procter & Gamble Co.                                      1,563
       8,800    Scotts Co. (The) (Class A)*                                 501
      12,500    VF Corp.                                                    492
                                                                   ------------
                                                                          5,016
                                                                   ------------
CONSUMER SERVICES  2.8%

      39,700    AOL Time Warner, Inc.*                                      543
       7,100    Clear Channel Communications, Inc.*                         278
      14,500    Viacom, Inc. (Class B)*                                     629
      16,200    Walt Disney Co. (The)                                       302
                                                                   ------------
                                                                          1,752
                                                                   ------------
ENERGY  6.4%

       6,700    Anadarko Petroleum Corp.                                    297
      11,000    ChevronTexaco Corp.                                         691
      10,400    ConocoPhillips                                              523
      10,000    Evergreen Resources, Inc.*                                  476
      48,400    Exxon Mobil Corp.                                         1,704
       9,900    Occidental Petroleum Corp.                                  296
                                                                   ------------
                                                                          3,987
                                                                   ------------
FINANCIAL SERVICES (BANKS)  8.7%

      17,500    Bank of America Corp.                                     1,296
      38,133    Citigroup, Inc.                                           1,497
      14,500    FleetBoston Financial Corp.                                 385
      13,250    MBNA Corp.                                                  250
      29,700    US Bancorp                                                  658
      20,200    Wachovia Corp.                                              772
      14,600    Washington Mutual, Inc.                                     577
                                                                   ------------
                                                                          5,435
                                                                   ------------
FINANCIAL SERVICES (OTHER)  15.0%

       9,800    ACE Ltd.                                           $        324
       8,400    American Express Co.                                        318
      22,575    American International Group, Inc.                        1,308
       9,000    FactSet Research Systems, Inc.                              313
      16,700    Fannie Mae                                                1,209
      16,100    Freddie Mac                                                 932
         700    Golden West Financial Corp.                                  53
      14,000    GreenPoint Financial Corp.                                  669
       1,400    Hartford Financial
                  Services Group, Inc.                                       57
      12,700    John Hancock Financial
                  Services, Inc.                                            369
      19,600    JP Morgan Chase & Co.                                       575
       8,500    Loews Corp.                                                 351
      13,700    Merrill Lynch & Co., Inc.                                   562
      16,300    Metlife, Inc.                                               468
      10,000    Morgan Stanley Dean Witter & Co.                            448
      23,300    Prudential Financial, Inc.                                  745
       9,100    St. Paul Cos., Inc. (The)                                   313
       4,600    XL Capital Ltd. (Class A)                                   379
                                                                   ------------
                                                                          9,393
                                                                   ------------
HEALTH CARE  14.6%

      13,800    Abbott Laboratories                                         561
       4,200    Allergan, Inc.                                              295
      13,600    Amgen, Inc.*                                                834
       1,200    Boston Scientific Corp.*                                     52
      17,000    Bristol-Myers Squibb Co.                                    434
      20,700    Johnson & Johnson                                         1,167
       7,600    Lilly (Eli) & Co.                                           485
      12,200    Mckesson HBOC, Inc.                                         338
      19,200    Merck & Co.                                               1,117
      14,500    Omnicare, Inc.                                              385
      53,725    Pfizer, Inc.                                              1,652
      21,400    Priority Healthcare Corp. (Class B)*                        488
       4,300    Quest Diagnostics, Inc.*                                    257
       5,600    Wellpoint Health Networks, Inc.*                            425
      13,900    Wyeth                                                       605
                                                                   ------------
                                                                          9,095
                                                                   ------------
MULTI-INDUSTRY  4.3%

      80,300    General Electric Co.                                      2,365
      12,900    Honeywell International, Inc.                               304
                                                                   ------------
                                                                          2,669
                                                                   ------------
RAW MATERIALS  1.1%

       8,600    E. I. du Pont de Nemours and Co.                            366
      19,800    Freeport-McMoRan
                  Copper & Gold, Inc. (Class B)                             343
                                                                   ------------
                                                                            709
                                                                   ------------

      The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                         FREMONT STRUCTURED CORE FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS  0.6%

      42,200    HRPT Properties Trust                              $        381
                                                                   ------------
                                                                            381
                                                                   ------------
RETAIL  6.9%

       8,200    Advance Auto Parts, Inc.*                                   408
       8,400    CBRL Group, Inc.                                            268
      20,950    Home Depot, Inc.                                            589
      13,600    Lowe's Cos., Inc.                                           597
      12,000    Target Corp.                                                401
      28,200    Wal-Mart Stores, Inc.                                     1,588
      14,300    Walgreen Co.                                                441
                                                                   ------------
                                                                          4,292
                                                                   ------------
TECHNOLOGY (COMPONENTS)  5.2%

      15,800    Analog Devices, Inc.*                                       523
      63,300    Cisco Systems, Inc.*                                        952
      31,100    EMC Corp.*                                                  283
      51,300    Intel Corp.                                                 944
      16,100    Qualcomm, Inc.                                              513
                                                                   ------------
                                                                          3,215
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  6.7%

       7,500    Analogic Corp.                                              358
      31,000    Applied Materials, Inc.*                                    453
       9,600    Boeing Co.                                                  262
      30,000    Hewlett-Packard Co.                                         489
      14,100    International Business
                  Machines Corp.                                          1,197
       7,500    L-3 Communications Holdings, Inc.*                          333
      25,000    Motorola, Inc.                                              198
      21,700    Texas Instruments, Inc.                                     401
       8,300    United Technologies Corp.                                   513
                                                                   ------------
                                                                          4,204
                                                                   ------------
TECHNOLOGY (SOFTWARE)  5.7%

       9,100    Electronic Arts, Inc.*                                      539
      11,400    First Data Corp.                                            447
      81,000    Microsoft Corp.                                           2,071
      42,100    Oracle Corp.*                                               500
                                                                   ------------
                                                                          3,557
                                                                   ------------
UTILITIES  2.9%

      18,400    BellSouth Corp.                                             469
      22,700    SBC Communications, Inc.                                    530
      21,800    Verizon Communications, Inc.                                815
                                                                   ------------
                                                                          1,814
                                                                   ------------

TOTAL COMMON STOCKS (Cost $53,942)                                       58,990
                                                                   ------------

SHORT-TERM INVESTMENTS  5.2%

$  3,000,000    Centrica PLC, CP, 1.320%(a), 05/01/03              $      3,000
      84,418    Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $84)
                  (Cost $84) Collateral:
                  FNMA, 7.125%, 01/15/30
                  (Collateral Value $89)                                     84
     150,000    U.S. Treasury Bill, 1.120%, 06/19/03+                       150
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $3,234)                                3,234
                                                                   ------------

TOTAL INVESTMENTS (Cost $57,176), 99.7%                                  62,224
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.3%                                     183
                                                                   ------------

NET ASSETS, 100.0%                                                 $     62,407
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                          FREMONT U.S. SMALL CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  94.0%

BUSINESS EQUIPMENT & SERVICES  22.5%

      35,000    Alliance Data Systems Corp.*                       $        735
      14,400    Arbitron, Inc.*                                             490
      11,900    Catalina Marketing Corp.*                                   212
      17,900    Corporate Executive Board Co.*                              734
       5,200    Entercom Communications
                  Corp. (Class A)*                                          253
      28,100    Getty Images, Inc.*                                         951
       7,500    Lin TV Corp.*                                               179
      37,615    Lodgenet Entertainment Corp.*                               391
      23,300    Macrovision Corp.*                                          412
      17,800    ManTech International
                  Corp. (Class A)*                                          278
      13,800    Marvel Enterprises, Inc.*                                   232
      14,000    Mettler-Toledo International, Inc.*                         497
       6,100    Mobile Mini, Inc.*                                           97
       9,300    MTC Technologies, Inc.*                                     158
      22,000    Radio One, Inc.*                                            337
       4,500    Scholastic Corp.*                                           128
      23,200    SCP Pool Corp.*                                             766
      12,800    Stericycle, Inc.*                                           503
      13,700    Valassis Communications, Inc.*                              364
                                                                   ------------
                                                                          7,717
                                                                   ------------
CONSUMER NON-DURABLES  2.3%

      10,200    American Italian Pasta Co. (Class A)*                       450
       2,900    Tootsie Roll Industries, Inc.                                84
       8,800    United Natural Foods, Inc.*                                 257
                                                                   ------------
                                                                            791
                                                                   ------------
CONSUMER SERVICES  4.8%

      43,700    AMC Entertainment, Inc.*                                    419
       4,200    Corinthian Colleges, Inc.*                                  192
      21,400    Education Management Corp.*                               1,045
                                                                   ------------
                                                                          1,656
                                                                   ------------
ENERGY  4.3%

       8,700    Evergreen Resources, Inc.*                                  414
       7,700    Hydril Co.*                                                 183
       4,800    Patina Oil & Gas Corp.                                      166
       6,600    Patterson-UTI Energy, Inc.*                                 218
      14,200    Varco International, Inc.*                                  250
      12,100    Westport Resources Corp.*                                   252
                                                                   ------------
                                                                          1,483
                                                                   ------------
FINANCIAL SERVICES (BANKS)  5.5%

      20,000    Boston Private Financial Holdings, Inc.                     377
      14,925    CVB Financial Corp.                                         303
      21,600    Investors Financial Services Corp.                          471
      21,200    UCBH Holdings, Inc.                                         539
       7,200    Wintrust Financial Corp.                                    219
                                                                   ------------
                                                                          1,909
                                                                   ------------

FINANCIAL SERVICES (OTHER)  4.4%

      12,800    Investment Technology Group, Inc.*                 $        183
       4,500    Jefferies Group, Inc.                                       175
       3,800    Markel Corp.*                                               921
       7,200    Montpelier Re Holdings Ltd.*                                235
                                                                   ------------
                                                                          1,514
                                                                   ------------
HEALTH CARE  16.4%

      20,100    Atrix Laboratories, Inc.*                                   353
      11,080    Bio-Rad Laboratories, Inc.*                                 518
      43,800    DaVita, Inc.*                                               903
       9,600    Digene Corp.*                                               183
      15,500    First Health Group Corp.*                                   388
       5,000    Invitrogen Corp.*                                           164
       5,300    Medicis Pharmaceutical
                  Corp. (Class A)*                                          306
      18,300    Myriad Genetics, Inc.*                                      218
      25,200    Omnicare, Inc.                                              668
       5,300    Pharmaceutical Resources, Inc.*                             233
      38,175    Protein Design Labs, Inc.*                                  379
      19,000    Respironics, Inc.*                                          730
       8,600    Triad Hospitals, Inc.*                                      189
      24,900    VCA Antech, Inc.*                                           418
                                                                   ------------
                                                                          5,650
                                                                   ------------
INDEX FUND  3.0%

      13,000    iShares Russell 2000 Index Fund                           1,032
                                                                   ------------
                                                                          1,032
                                                                   ------------
RETAIL  3.7%

      10,000    Advance Auto Parts, Inc.*                                   497
      11,800    Rent-A-Center, Inc.*                                        758
                                                                   ------------
                                                                          1,255
                                                                   ------------
TECHNOLOGY (COMPONENTS)  0.5%

      11,100    Semtech Corp.*                                              176
                                                                   ------------
                                                                            176
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  10.5%

      31,300    Advanced Energy Industries, Inc.*                           301
      27,500    ASM International NV*                                       375
      10,300    Cymer, Inc.*                                                294
      10,100    Emulex Corp.*                                               207
      12,500    Gentex Corp.*                                               378
      11,000    Integrated Circuit Systems, Inc.*                           239
      38,424    LTX Corp.*                                                  259
      33,400    Photronics, Inc.*                                           420
      23,800    Plantronics, Inc.*                                          440
       7,000    Sierra Wireless, Inc.*                                       28
      33,000    Skyworks Solutions, Inc.*                                   177
      11,000    Supertex, Inc.*                                             175
      13,500    West Corp.*                                                 305
                                                                   ------------
                                                                          3,598
                                                                   ------------

      The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE)  14.5%

      36,800    BISYS Group, Inc. (The)*                           $        621
      17,400    Business Objects SA ADS*                                    378
       8,500    Certegy, Inc.*                                              212
       9,700    Cognos, Inc.*                                               263
      15,000    Documentum, Inc.*                                           276
      15,000    Global Payments, Inc.                                       465
      23,200    Henry Jack & Associates, Inc.                               302
      56,920    Informatica Corp.*                                          372
      27,800    JD Edwards & Co.*                                           333
      42,000    Lawson Software, Inc.*                                      213
      13,200    National Instruments Corp.*                                 423
      21,100    NDCHealth Corp.                                             406
      21,700    ProQuest Co.*                                               544
       5,100    Ritchie Bros. Auctioneers, Inc.*                            170
                                                                   ------------
                                                                          4,978
                                                                   ------------
TRANSPORTATION  1.6%

      18,900    Pacer International, Inc.*                                  301
      10,219    PAM Transportation Services, Inc.*                          243
                                                                   ------------
                                                                            544
                                                                   ------------

TOTAL COMMON STOCKS (Cost $29,728)                                       32,303
                                                                   ------------

SHORT-TERM INVESTMENTS  6.0%

      23,844    Fremont Money Market Fund(b)                                 24
                                                                   ------------
$  2,017,648    Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $2,018)
                  (Cost $2,018) Collateral:
                  USTB, 0.000%, 10/02/03
                  (Collateral Value $2,060)                               2,018
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $2,042)                                2,042
                                                                   ------------

TOTAL INVESTMENTS (Cost $31,770), 100.0%                                 34,345
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.0%                                       7
                                                                   ------------

NET ASSETS, 100.0%                                                 $     34,352
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.


The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  84.2%

BUSINESS EQUIPMENT & SERVICES  13.1%

   1,475,500    Alloy, Inc.*                                       $      8,927
      97,300    Bright Horizons Family
                  Solutions, Inc.*                                        2,922
     934,800    Centra Software, Inc.*                                    1,312
     106,000    Corporate Executive Board Co.*                            4,345
     490,600    CoStar Group, Inc.*                                      10,921
     151,500    Infocrossing, Inc.*                                       1,024
     515,000    Kroll, Inc.*                                             11,485
     172,400    ManTech International
                  Corp. (Class A)*                                        2,689
     198,500    MTC Technologies, Inc.*                                   3,375
   1,911,800    Perma-Fix Environmental
                  Services, Inc.(b)*                                      3,862
     703,400    TeleTech Holdings, Inc.*                                  2,870
                                                                   ------------
                                                                         53,732
                                                                   ------------
CAPITAL GOODS  3.8%

     341,000    BHA Group
                  Holdings, Inc. (Class A)(b)                             7,234
     390,800    IMPCO Technologies, Inc.*                                 1,129
     330,450    Northern Technologies
                  International Corp.(b)                                  1,685
     354,000    OSI Systems, Inc.*                                        5,356
                                                                   ------------
                                                                         15,404
                                                                   ------------
CONSUMER NON-DURABLES  0.1%

      43,400    Tandy Brands Accessories, Inc.*                             439
                                                                   ------------
                                                                            439
                                                                   ------------
CONSUMER SERVICES  0.3%

     322,200    Dover Motorsports, Inc.                                   1,079
                                                                   ------------
                                                                          1,079
                                                                   ------------
HEALTH CARE  17.0%

     100,800    Advanced Neuromodulation
                  Systems, Inc.*                                          4,221
     112,600    Amsurg Corp.*                                             2,924
     740,100    ArthroCare Corp.*                                        11,309
     529,600    Eclipsys Corp.*                                           4,772
   1,400,200    Endocare, Inc.(b)*                                        5,601
     211,700    Exact Sciences Corp.*                                     2,020
     704,800    First Consulting Group, Inc.*                             3,545
     586,600    Gene Logic, Inc.*                                         3,877
   1,308,600    Harvard Bioscience, Inc.*                                 4,436
     250,200    ICON PLC*                                                 6,480
     117,700    Myriad Genetics, Inc.*                                    1,403
   1,225,200    NeoPharm, Inc.(b)*                                       17,888
     291,000    Quidel Corp.*                                             1,484
                                                                   ------------
                                                                         69,960
                                                                   ------------
RETAIL  9.1%

     238,100    1-800-FLOWERS.COM, Inc.
                  (Class A)*                                              1,819
      18,300    A.C. Moore Arts & Crafts, Inc.*                             315
     428,000    Bebe Stores, Inc.*                                        6,497
     265,745    Benihana, Inc. (Class A)*                                 2,535
     169,500    Electronics Boutique Holdings Corp.*                      3,170

RETAIL (Cont.)

     110,500    Gart Sports Co.*                                   $      2,589
     290,100    Genesco, Inc.*                                            4,352
      33,600    J. Jill Group, Inc. (The)*                                  482
     215,100    Jos A. Bank Clothiers, Inc.*                              6,122
     410,300    Too, Inc.*                                                7,615
      18,700    Tractor Supply Co.*                                         792
      78,300    West Marine, Inc.*                                        1,279
                                                                   ------------
                                                                         37,567
                                                                   ------------
TECHNOLOGY (COMPONENTS)  18.0%

     165,200    Actel Corp.                                               3,273
   1,113,400    Anaren Microwave, Inc.(b)*                                8,351
     456,400    APA Optics, Inc.*                                           662
   1,058,700    California Micro Devices Corp.(b)*                        3,367
     516,900    Genesis Microchip, Inc.*                                  8,870
     912,800    hi/fn, Inc.(b)*                                           4,747
     434,768    Identix, Inc.*                                            2,130
     458,500    II-VI, Inc.*                                              8,913
   1,509,000    IXYS Corp.*                                              10,714
     396,800    Microsemi Corp.*                                          4,654
     356,000    Newport Corp.*                                            4,600
     130,700    OpticNet, Inc.(c) (d)*                                       10
     765,000    Pemstar, Inc.*                                            2,287
     719,200    SBS Technologies, Inc.*                                   5,890
     595,340    Stratos Lightwave, Inc.(b)*                               2,250
     916,800    Vixel Corp.*                                              3,365
                                                                   ------------
                                                                         74,083
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  15.1%

     315,500    Applied Signal Technology, Inc.                           4,556
     469,200    ATMI, Inc.*                                               9,900
     562,000    Axcelis Technologies, Inc.*                               3,192
     223,300    EDO Corp.                                                 4,209
     487,600    KVH Industries, Inc.*                                     7,363
     297,450    Netopia, Inc.*                                              666
   1,104,500    New Focus, Inc.*                                          3,645
     852,600    Rimage Corp.(b)*                                          8,867
     876,900    RIT Technologies Ltd.(b)*                                   877
   4,925,800    Riverstone Networks, Inc.*                                6,059
     336,700    Sensytech, Inc.(b)*                                       3,367
     374,200    X-Rite, Inc.                                              3,813
     766,500    Zygo Corp.*                                               5,726
                                                                   ------------
                                                                         62,240
                                                                   ------------
TECHNOLOGY (SOFTWARE)  7.6%

     575,300    F5 Networks, Inc.*                                        7,916
   1,769,900    FalconStor Software, Inc.*                                7,027
     414,700    MDSI Mobile Data Solutions, Inc.(b)*                      1,451
     567,900    Opnet Technologies, Inc.*                                 3,992
   1,225,200    PDF Solutions, Inc.(b)*                                   9,066
     479,300    Primus Knowledge Solutions, Inc.*                           359
     247,100    Tier Technologies, Inc.*                                  1,631
                                                                   ------------
                                                                         31,442
                                                                   ------------
TRANSPORTATION  0.1%

      29,700    Airtran Holdings, Inc.*                                     233
                                                                   ------------
                                                                            233
                                                                   ------------

TOTAL COMMON STOCKS (Cost $428,414)                                     346,179
                                                                   ------------

      The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  15.5%

  54,410,801    Fremont Money Market Fund(b)                       $     54,411
$  9,557,109    Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $9,557)
                  (Cost $9,557) Collateral:
                  USTB, 0.000%, 10/02/03
                  (Collateral Value $9,751)                               9,557
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $63,968)                              63,968
                                                                   ------------

TOTAL INVESTMENTS (Cost $492,382), 99.7%                                410,147
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.3%                                   1,225
                                                                   ------------

NET ASSETS, 100.0%                                                 $    411,372
                                                                   ============


For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                      FREMONT REAL ESTATE SECURITIES FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS  96.1%

REITs (APARTMENTS)  28.3%

      48,163    Archstone-Smith Trust                              $      1,098
      28,890    AvalonBay Communities, Inc.                               1,152
      17,450    Camden Property Trust                                       610
      46,000    Equity Residential Properties Trust                       1,192
       9,690    Essex Property Trust, Inc.                                  533
      19,600    Home Properties of New York, Inc.                           681
      17,700    Post Properties, Inc.                                       456
      41,810    United Dominion Realty Trust, Inc.                          698
                                                                   ------------
                                                                          6,420
                                                                   ------------
REITs (DIVERSIFIED)  14.4%

      47,700    Catellus Development Corp.*                               1,010
      27,450    Liberty Property Trust                                      859
      36,680    Vornado Realty Trust                                      1,394
                                                                   ------------
                                                                          3,263
                                                                   ------------
REITs (INDUSTRIAL)  9.9%

      44,100    AMB Property Corp.                                        1,204
      40,400    Prologis Trust                                            1,040
                                                                   ------------
                                                                          2,244
                                                                   ------------
REITs (OFFICE)  19.2%

      37,840    Arden Realty, Inc.                                          902
      18,960    Boston Properties, Inc.                                     743
      10,410    Brandywine Realty Trust                                     232
      10,000    CarrAmerica Realty Corp.                                    261
       9,300    Corporate Office Properties Trust                           142
      32,715    Equity Office Properties Trust                              850
       7,050    Mack-Cali Realty Corp.                                      222
      10,360    Prentiss Properties Trust                                   285
      22,150    SL Green Realty Corp.                                       714
                                                                   ------------
                                                                          4,351
                                                                   ------------
REITs (REGIONAL MALLS)  17.5%

       3,300    CBL & Associates Properties, Inc.                           140
      10,500    General Growth Properties, Inc.                             584
      35,130    Macerich Co. (The)                                        1,159
      10,700    Rouse Co. (The)                                             372
      46,400    Simon Property Group, Inc.                                1,704
                                                                   ------------
                                                                          3,959
                                                                   ------------
REITs (RETAIL-LOCAL)  6.8%

       6,800    Federal Realty Investment Trust                             209
      25,350    Pan Pacific Retail Properties, Inc.                         992
      10,400    Regency Centers Corp.                                       343
                                                                   ------------
                                                                          1,544
                                                                   ------------

TOTAL COMMON STOCKS (Cost $21,132)                                       21,780
                                                                   ------------

SHORT-TERM INVESTMENT  6.1%

$  1,392,164    Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $1,392)
                  (Cost $1,392) Collateral:
                  USTB, 0.000%, 10/02/03
                  (Collateral Value $1,423)                        $      1,392
                                                                   ------------

TOTAL SHORT-TERM INVESTMENT (Cost $1,392)                                 1,392
                                                                   ------------

TOTAL INVESTMENTS (Cost $22,524), 102.2%                                 23,172
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, (2.2)%                                  (500)
                                                                   ------------

NET ASSETS, 100.0%                                                 $     22,672
                                                                   ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

      The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
BONDS 69.3%

COLLATERALIZED MORTGAGE OBLIGATIONS  14.8%

$  6,547,235    Amortizing Residential Collateral Trust 2002-BC4 A FRN ...............    1.610%      07/25/32    $      6,546
   2,234,345    Bank of America Mortgage Securities 2002-3 1A6 .......................    6.250%      03/25/32           2,284
     357,332    Bear Stearns Adjustable Rate Mortgage Trust 2002-2 A1 FRN ............    4.400%      11/25/30             373
     578,841    Bear Stearns Asset Backed Securities, Inc. 2001-A AIII FRN ...........    1.630%      02/15/31             579
   2,006,913    Bear Stearns Mortgage Securities, Inc. 1998-1 A18 ....................    6.750%      03/25/28           2,051
   8,343,661    CDC Mortgage Capital Trust 2002-HE2 A FRN ............................    1.610%      01/25/33           8,338
   1,120,867    Cendant Mortgage Corp. 1999-A A2 FRN**(f) ............................    1.970%      08/25/30           1,124
     500,000    Chase Mortgage Finance Corp. 1998-S6 A17 .............................    6.750%      10/25/28             512
   1,160,163    Chase Mortgage Finance Corp. 2002-A1 1A1 FRN .........................    6.209%      12/25/29           1,183
     244,039    Conseco Private Label Credit Card Master Note Trust 2001-A A FRN .....    1.590%      12/15/08             235
   1,677,201    Countrywide Asset-Backed Certificates 2000-2 AV1 FRN .................    1.550%      06/25/31           1,677
     666,255    Countrywide Home Loans 2002-12 1A20 ..................................    6.500%      08/25/32             670
   3,712,853    CS First Boston Mortgage Securities Corp. 2001-S18 A2 FRN ............    1.670%      08/25/31           3,714
   9,480,483    EMC Mortgage Loan Trust 2001-A A FRN** ...............................    1.690%      05/25/40           9,492
     246,556    FHLMC 1018 O .........................................................    7.000%      11/15/20             248
      30,164    FHLMC 2210 F FRN .....................................................    1.660%      07/15/28              30
   6,103,214    FHLMC 2247 Z .........................................................    7.500%      08/15/30           6,464
     847,550    FHLMC 2248 FB FRN ....................................................    1.810%      09/15/30             852
  17,825,494    FHLMC 2351 AZ ........................................................    6.500%      08/15/31          19,447
   1,001,311    FHLMC 2504 L .........................................................    5.500%      03/15/15           1,043
   4,543,002    FHLMC Structured Pass Through Securities T-11 A6 .....................    6.500%      09/25/18           4,607
   3,330,350    First Horizon Asset Securities, Inc. 2002-6 1A6 ......................    6.500%      11/25/32           3,431
   2,821,254    First Nationwide Trust 2001-4 3A5 FRN ................................    1.936%      09/25/31           2,829
     200,000    FNMA 1993-11 J .......................................................    7.500%      02/25/08             228
   8,068,459    FNMA 2002-55 OR ......................................................    5.000%      09/25/18           8,178
   8,506,813    FNMA 2002-55 TA ......................................................    5.000%      09/25/18           8,609
  20,551,899    FNMA 2003-25 KP ......................................................    5.000%      04/25/33          21,165
   8,299,400    FNMA G93-21 Z ........................................................    7.200%      05/25/23           8,902
   4,000,000    GMACC 2001-WTC-A2 144A ARM ...........................................    4.076%      09/11/06           3,880
   8,000,000    Government National Mortgage Association 1998-15 C ...................    6.500%      06/20/28           8,576
   8,220,083    Government National Mortgage Association 2001-16Z ....................    6.750%      10/16/40           9,069
   1,100,000    GS Mortgage Securities Corp. II 2001-1285 A2** .......................    6.526%      08/15/18           1,224
   6,222,514    GSR Mortgage Loan Trust 2002-11F A5 ..................................    6.000%      07/25/32           6,322
   2,863,527    GSR Mortgage Loan Trust 2002-9 A1A FRN ...............................    2.882%      10/25/32           2,872
     743,983    JP Morgan Commercial Mortgage Finance Corp. 2000-FL1 A FRN** .........    1.590%      04/15/10             744
     500,000    Nationslink Funding Corp. 1999-SL A4 .................................    6.654%      11/10/30             542
   1,920,788    Norwest Asset Securities Corp. 1999-25 A4 ............................    6.500%      10/25/29           1,977
   2,800,918    PNC Mortgage Securities Corp. 1999-4 1A8 .............................    6.200%      06/25/29           2,869
   2,358,758    PNC Mortgage Securities Corp. 1999-8-1A7 .............................    6.300%      07/25/29           2,375
   1,320,073    Prudential Home Mortgage Securities 1993-20 A11 ......................    7.000%      06/25/08           1,317
   2,188,035    Resecuritization Mortgage Trust 2000-A A8 ............................    6.500%      04/19/29           2,221
   2,079,120    Residential Funding Mortgage Securities I 1997-S17 A5 ................    7.000%      11/25/27           2,077
   1,032,322    Residential Funding Mortgage Securities I 2002-S15 A1 ................    6.250%      09/25/32           1,058
     389,692    Salomon Brothers Mortgage Securities VII 1999-NC4 A FRN ..............    1.720%      09/25/29             391
   6,737,668    Structured Asset Mortgage Investments, Inc. 2002-AR3 A1 FRN ..........    1.659%      09/19/32           6,763
     315,239    Structured Asset Securities Corp. 2001-1 3A ..........................    7.000%      02/25/16             322
     949,682    Structured Asset Securities Corp. 2001-15A 2A1 FRN ...................    6.500%      10/25/31             990
   2,243,249    Structured Asset Securities Corp. 2001-21A 1A1 FRN ...................    6.250%      01/25/32           2,326
   8,005,075    Structured Asset Securities Corp. 2002-13 3A1 FRN ....................    1.770%      06/25/17           8,014
     700,000    Structured Asset Securities Corp. 2002-26 1A12 .......................    5.600%      01/25/33             703
   1,668,772    Structured Asset Securities Corp. 2002-HF1 A FRN .....................    1.610%      01/25/33           1,667
   1,167,252    United Mortgage Securities Corp. 1993-1 AA ...........................    5.960%      09/25/33           1,188
     266,055    Washington Mutual 2001-1 A ...........................................    4.598%      01/25/41             266
     176,788    Wells Fargo Mortgage Backed Securities Trust 2001-2 A1 ...............    7.000%      02/25/16             177
   3,432,864    Wells Fargo Mortgage Backed Securities Trust 2002-22 2A1 .............    5.000%      01/25/33           3,486
                                                                                                                  ------------
                                                                                                                       198,227
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                                                       FREMONT MUTUAL FUNDS  45

                               FREMONT BOND FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS 2.1%

$    600,000    British Telecom PLC Global FRN .......................................    2.554%      12/15/03    $        603
     500,000    British Telecom PLC Global Note ......................................    8.375%      12/15/10             616
   2,700,000    DaimlerChrysler NA Holdings FRN ......................................    1.810%      08/01/03           2,701
     500,000    Deutsche Telekom International Finance BV ............................    8.250%      06/15/05             556
   2,900,000    Deutsche Telekom International Finance BV ............................    8.500%      06/15/10           3,501
   7,000,000    Deutsche Telekom International Finance BV ............................    8.750%      06/15/30           8,681
   3,700,000    France Telecom 144A FRN ..............................................    9.250%      03/01/11           4,533
   1,100,000    France Telecom 144A FRN ..............................................    10.000%     03/01/31           1,468
[EURO]
   2,400,000    Lloyds TSB Capital ...................................................    7.375%      12/29/49           3,098
$  1,600,000    Royal Bank of Scotland ...............................................    9.118%      03/31/49           2,023
     300,000    Vodafone Group PLC ...................................................    6.250%      11/30/32             322
                                                                                                                  ------------
                                                                                                                        28,102
                                                                                                                  ------------
FOREIGN GOVERNMENT BONDS  4.0%

   4,309,935    Republic of Brazil ...................................................    8.000%      04/15/14           3,797
   4,100,000    Republic of Brazil ...................................................    11.000%     01/11/12           3,977
   5,400,000    Republic of Brazil ...................................................    11.000%     08/17/40           4,725
     700,000    Republic of Brazil ...................................................    12.250%     03/06/30             674
   1,032,000    Republic of Brazil FRN ...............................................    2.125%      04/15/06             968
      70,588    Republic of Brazil FRN ...............................................    2.187%      04/15/09              59
     800,000    Republic of Panama ...................................................    8.250%      04/22/08             866
     300,000    Republic of Panama ...................................................    8.875%      09/30/27             313
   1,500,000    Republic of Panama ...................................................    9.375%      01/16/23           1,624
   2,500,000    Republic of Peru .....................................................    9.875%      02/06/15           2,813
   9,100,000    Republic of Peru 144A** ..............................................    9.125%      02/21/12          10,010
   2,460,000    United Mexican States ................................................    6.375%      01/16/13           2,583
   1,300,000    United Mexican States ................................................    7.500%      01/14/12           1,469
   1,400,000    United Mexican States ................................................    8.000%      09/24/22           1,554
   2,400,000    United Mexican States ................................................    8.300%      08/15/31           2,710
     800,000    United Mexican States ................................................    8.375%      01/14/11             945
     500,000    United Mexican States ................................................    8.500%      02/01/06             577
     300,000    United Mexican States ................................................    9.875%      02/01/10             379
     100,000    United Mexican States ................................................    11.375%     09/15/16             142
   2,300,000    United Mexican States ................................................    11.375%     09/15/16           3,295
   8,400,000    United Mexican States MTN ............................................    8.300%      08/15/31           9,526
                                                                                                                  ------------
                                                                                                                        53,006
                                                                                                                  ------------
MORTGAGE BACKED OBLIGATIONS  17.6%

   9,013,764    Bear Stearns Adjustable Rate Mortgage Trust ..........................    5.235%      04/25/33           9,177
   1,052,481    Bear Stearns Adjustable Rate Mortgage Trust ..........................    5.418%      10/25/32           1,076
   2,260,291    Bear Stearns Adjustable Rate Mortgage Trust ..........................    5.681%      02/25/33           2,308
     434,887    Bear Stearns Adjustable Rate Mortgage Trust ..........................    6.160%      08/25/32             446
   4,197,699    CS First Boston Mortgage Securities Corp. ............................    5.767%      10/25/32           4,253
   8,994,889    CS First Boston Mortgage Securities Corp. 144A(f) ** .................    1.870%      08/25/33           8,995
      54,723    FH ARM ...............................................................    7.834%      07/01/30              56
   3,251,707    FHLMC.................................................................    6.000%  02/01/16 - 09/01/16    3,398
   6,643,486    FHLMC.................................................................    6.500%  01/01/26 - 08/01/32    6,940
      48,599    FHLMC ................................................................    8.250%      08/01/17              53
   6,000,000    FHLMC TBA ............................................................    5.000%      07/17/18           6,141
  31,885,110    FNMA..................................................................    5.500%  11/01/16 - 12/01/17   33,198
  43,048,530    FNMA..................................................................    6.000%  04/01/16 - 11/01/17   45,133
   4,994,545    FNMA ARM .............................................................    5.729%      05/01/36           5,116
   8,733,796    FNMA ARM .............................................................    5.762%      05/01/36           8,946
      88,870    FNMA ARM .............................................................    8.061%      11/01/23              92
  19,000,000    FNMA TBA .............................................................    5.000%      06/17/18          19,505
  24,000,000    FNMA TBA .............................................................    5.500%      05/19/18          24,960
  17,500,000    FNMA TBA .............................................................    6.000%      05/19/18          18,342

      The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED OBLIGATIONS (Cont.)

$  2,602,410    FNMA Whole Loan ......................................................    6.500%      12/25/42    $      2,773
   7,683,135    GNMA..................................................................    6.500%  02/15/24 - 09/15/32    8,086
   3,500,000    GNMA I TBA ...........................................................    5.500%      05/21/33           3,614
   1,000,000    GNMA I TBA ...........................................................    6.500%      05/21/33           1,051
      46,591    GNMA II ARM ..........................................................    6.375%      04/20/21              48
     276,033    GNMA II ARM ..........................................................    6.375%      03/20/24             281
   2,742,301    GNMA II ARM ..........................................................    7.000%      11/20/29           2,833
     163,520    GNMA II ARM ..........................................................    7.625%      11/20/24             167
     145,850    GNMA II ARM ..........................................................    7.625%      10/20/25             149
     204,552    GNMA II ARM ..........................................................    7.625%      11/20/26             209
     795,030    GNMA II ARM ..........................................................    7.625%      10/20/27             812
     254,921    GNMA II ARM ..........................................................    7.750%      08/20/25             261
   7,019,539    GSR Mortgage Loan Trust FRN ..........................................    5.575%      10/25/31           7,106
   8,170,234    Washington Mutual MSC Mortgage Pass-Through CTFS FRN .................    5.385%      02/25/31           8,445
   1,276,339    Wells Fargo Mortgage Backed Securities Trust FRN .....................    5.157%      09/25/32           1,304
                                                                                                                  ------------
                                                                                                                       235,274
                                                                                                                  ------------
MUNICIPAL BONDS  3.0%

   3,500,000    Badger TOB Asset Securitization Corp. ................................    6.000%      06/01/17           3,155
   1,900,000    California State .....................................................    5.250%      02/01/33           1,924
   1,400,000    Energy Northwest WA ..................................................    5.500%      07/01/13           1,584
   1,100,000    Energy Northwest WA ..................................................    5.500%      07/01/14           1,248
   6,010,000    King County WA Sewer Revenue Series A ................................    5.000%      01/01/35           6,130
   4,900,000    Las Vegas Valley NV Water District ...................................    5.000%      06/01/27           5,031
   2,000,000    New York City Municipal Water Finance Authority ......................    5.000%      06/15/34           2,045
   6,800,000    New York City Transitional Finance Authority .........................    5.000%      02/01/33           6,926
   1,450,000    New York State Environmental Facilities Corp. ........................    8.590%      06/15/23           1,609
   2,900,000    Tobacco Settlement Financing Corp. NJ ................................    4.375%      06/01/19           2,629
   1,250,000    Tobacco Settlement Financing Corp. NJ ................................    6.125%      06/01/24           1,143
   7,150,000    Tobacco Settlement Financing Corp. NJ ................................    6.750%      06/01/39           6,325
   1,100,000    University of Texas ..................................................    5.000%      08/15/33           1,128
                                                                                                                  ------------
                                                                                                                        40,877
                                                                                                                  ------------
U.S. CORPORATE BONDS  17.5%

   1,200,000    Albertson's, Inc. ....................................................    8.000%      05/01/31           1,448
     500,000    Allete, Inc. FRN .....................................................    2.179%      10/20/03             500
   9,000,000    AOL Time Warner, Inc. ................................................    7.625%      04/15/31           9,962
   5,000,000    Associates Corp., NA .................................................    5.750%      11/01/03           5,108
   8,900,000    AT&T Corp. ...........................................................    8.500%      11/15/31           9,943
     300,000    AT&T Wireless Services, Inc. .........................................    7.875%      03/01/11             346
   6,700,000    Bear Stearns Co., Inc. MTN FRN .......................................    1.630%      12/01/03           6,713
   7,500,000    Chrysler Financial Corp. MTN FRN .....................................    1.431%      06/18/03           7,496
   3,400,000    CIT Group, Inc. ......................................................    5.625%      05/17/04           3,513
   1,900,000    CIT Group, Inc. ......................................................    7.500%      11/14/03           1,955
   3,400,000    CIT Group, Inc. FRN ..................................................    2.838%      03/01/04           3,422
   2,100,000    CIT Group, Inc. MTN FRN ..............................................    2.618%      07/30/04           2,105
     500,000    Comcast Cable Communications .........................................    6.750%      01/30/11             553
   7,500,000    Conagra Foods, Inc. FRN ..............................................    2.017%      09/10/03           7,507
   1,400,000    Credit Suisse First Boston USA, Inc. .................................    4.625%      01/15/08           1,469
     453,000    Delta Air Lines, Inc. (Sinking Fund Bond) ............................    9.450%      02/14/06             350
     908,000    Delta Air Lines, Inc. (Sinking Fund Bond) ............................    9.450%      02/26/06             701
   2,500,000    El Paso Corp. ........................................................    7.000%      05/15/11           2,188
   3,400,000    El Paso Corp. ........................................................    8.050%      10/15/30           2,771
     200,000    El Paso Corp. 144A** .................................................    7.875%      06/15/12             178
   6,200,000    EOP Operating LP. ....................................................    5.875%      01/15/13           6,565
     900,000    Ford Motor Credit Co. ................................................    7.450%      07/16/31             803
   1,800,000    Ford Motor Credit Co. MTN FRN ........................................    1.560%      06/20/03           1,799
  19,500,000    Ford Motor Credit Co. MTN FRN ........................................    1.806%      06/23/03          19,490
   1,900,000    General Electric Co. .................................................    5.000%      02/01/13           1,968

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                               FREMONT BOND FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE BONDS (Cont.)

$ 10,000,000    General Motors Acceptance Corp. ......................................    5.750%      11/10/03    $     10,180
   2,500,000    General Motors Acceptance Corp. FRN ..................................    1.440%      08/18/03           2,496
   4,700,000    General Motors Acceptance Corp. FRN ..................................    1.630%      08/04/03           4,697
   1,000,000    General Motors Acceptance Corp. MTN FRN ..............................    1.698%      07/30/04             988
   9,000,000    General Motors Acceptance Corp. MTN FRN ..............................    2.100%      05/04/04           8,958
   1,400,000    Goldman Sachs Group, Inc. ............................................    4.125%      01/15/08           1,446
   6,700,000    Gulf States Utilities ................................................    8.250%      04/01/04           7,073
   7,150,000    HCA, Inc. ............................................................    6.870%      09/15/03           7,245
   1,600,000    Household Finance Corp. MTN FRN ......................................    1.690%      05/28/04           1,605
   5,250,000    International Paper Structured Products Asset Return Certificates
                  Trust 144A** .......................................................    2.520%      06/20/04           5,250
     400,000    JP Morgan Chase & Co. ................................................    5.750%      01/02/13             426
[EURO]
   2,600,000    KBC Bank Funding Trust ...............................................    6.875%      06/29/49           3,133
$    900,000    Kinder Morgan Energy Partners LP. ....................................    7.300%      08/15/33           1,055
   1,000,000    Kroger Co. ...........................................................    6.200%      06/15/12           1,078
   8,000,000    Metlife, Inc. ........................................................    3.911%      05/15/05           8,295
   1,000,000    National Rural Utilities MTN FRN .....................................    2.320%      04/26/04           1,007
   5,000,000    Noram Energy Corp. ...................................................    6.375%      11/01/03           5,113
   2,400,000    Pemex Project Funding Master Trust ...................................    8.000%      11/15/11           2,736
     800,000    Pemex Project Funding Master Trust** .................................    8.625%      02/01/22             890
     600,000    Progress Energy, Inc. ................................................    7.750%      03/01/31             735
   3,500,000    Public Service El & Gas ..............................................    8.875%      06/01/03           3,518
   4,513,000    Qwest Capital Funding ................................................    7.250%      02/15/11           3,757
   2,000,000    Qwest Corp.** ........................................................    8.875%      03/15/12           2,200
   2,000,000    Sonat, Inc. ..........................................................    7.625%      07/15/11           1,750
   1,700,000    Sprint Capital Corp. .................................................    6.900%      05/01/19           1,632
   5,000,000    Sprint Capital Corp. .................................................    7.625%      01/30/11           5,400
  13,300,000    Sprint Capital Corp. .................................................    8.750%      03/15/32          14,630
   8,145,000    Tennessee Gas Pipeline Co. ...........................................    7.000%      10/15/28           7,432
     225,000    Time Warner, Inc. ....................................................    7.975%      08/15/04             240
   1,000,000    Time Warner, Inc. ....................................................    9.125%      01/15/13           1,225
   5,275,000    USA Waste Services, Inc. .............................................    7.000%      07/15/28           5,856
     800,000    Verizon Florida, Inc. ................................................    6.125%      01/15/13             887
   7,400,000    Verizon Global Funding Corp. .........................................    0.000%      05/15/21           4,412
     600,000    Washington Mutual Bank FRN ...........................................    1.640%      05/17/04             601
     300,000    Washington Mutual Bank FRN ...........................................    1.660%      05/14/04             301
   2,800,000    Waste Management, Inc. ...............................................    6.375%      11/15/12           3,108
   2,495,000    Waste Management, Inc. ...............................................    7.375%      08/01/10           2,913
     400,000    Weyerhaeuser Co. .....................................................    6.750%      03/15/12             449
     800,000    Weyerhaeuser Co. .....................................................    7.375%      03/15/32             916
     200,000    Williams Cos., Inc. ..................................................    7.625%      07/15/19             182
                                                                                                                  ------------
                                                                                                                       234,668
                                                                                                                  ------------
U.S. GOVERNMENT & AGENCIES  10.3%

   1,900,000    FHLMC ................................................................    6.250%      07/15/32           2,199
   7,463,762    Small Business Administration ........................................    6.344%      08/01/11           8,128
     477,574    Small Business Administration ........................................    7.449%      08/01/10             545
   1,300,000    U.S. Treasury Bond ...................................................    7.250%      05/15/16           1,677
   9,600,000    U.S. Treasury Bond ...................................................    7.500%      11/15/16          12,645
  15,900,000    U.S. Treasury Bond ...................................................    8.750%      05/15/17          23,120
   1,100,000    U.S. Treasury Bond ...................................................    8.875%      08/15/17           1,617
   1,119,899    U.S. Treasury Inflation Indexed Bond .................................    3.000%      07/15/12           1,203
     808,766    U.S. Treasury Inflation Indexed Bond+ ................................    3.375%      01/15/07             881
   2,268,002    U.S. Treasury Inflation Indexed Bond .................................    3.375%      01/15/12           2,505
  10,517,600    U.S. Treasury Inflation Indexed Bond .................................    3.500%      01/15/11          11,645
  16,202,901    U.S. Treasury Inflation Indexed Bond+ ................................    3.625%      01/15/08          17,922
  12,902,292    U.S. Treasury Inflation Indexed Bond .................................    3.625%      04/15/28          14,951
  21,095,802    U.S. Treasury Inflation Indexed Bond .................................    3.875%      01/15/09          23,704
   8,462,676    U.S. Treasury Inflation Indexed Bond .................................    3.875%      04/15/29          10,260

      The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                                              Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (Cont.)
$    870,416    U.S. Treasury Inflation Indexed Bond .................................    4.250%      01/15/10    $      1,004
     500,000    U.S. Treasury Strip Coupon ...........................................    0.000%      11/15/16             263
   7,200,000    U.S. Treasury Strip Coupon ...........................................    0.000%      05/15/17           3,674
                                                                                                                  ------------
                                                                                                                       137,943
                                                                                                                  ------------

TOTAL BONDS (Cost $897,575)                                                                                            928,097
                                                                                                                  ------------

RIGHTS  0.0%

   2,300,000    United Mexican States, Series B, Rts Exp. June 2004 ..........................................              --
   2,300,000    United Mexican States, Series C, Rts Exp. June 2005 ..........................................              --
   2,300,000    United Mexican States, Series D, Rts Exp. June 2006 ..........................................              --
   2,300,000    United Mexican States, Series E, Rts Exp. June 2007 ..........................................              --
                                                                                                                  ------------
TOTAL RIGHTS (Cost $0)                                                                                                      --
                                                                                                                  ------------

MUNICIPAL FUNDS  1.1%

      75,000    Managed Municipal Portfolio Income ...........................................................             797
      54,000    MuniEnhanced Fund, Inc. ......................................................................             596
      71,900    MuniHoldings Insured Fund II, Inc. ...........................................................             956
      75,000    MuniVest Fund, Inc. ..........................................................................             679
      75,000    MuniYield Fund, Inc. .........................................................................             978
      75,000    MuniYield Quality Fund II, Inc. ..............................................................             930
      75,000    MuniYield Quality Fund, Inc. .................................................................           1,087
      75,000    Nuveen Performance Plus Municipal Fund .......................................................           1,111
      75,000    Nuveen Premium Income Municipal Fund 2 .......................................................           1,106
      75,000    Nuveen Premium Income Municipal Fund 4 .......................................................             980
      75,000    Nuveen Quality Income Municipal Fund .........................................................           1,090
      58,000    Putnam Municipal Bond Fund ...................................................................             724
      75,000    Scudder Municipal Income Trust ...............................................................             898
      65,600    Van Kampen Municipal Opportunity Trust II ....................................................             939
      75,000    Van Kampen Trust for Investment Grade Municipals .............................................           1,212
                                                                                                                  ------------
                                                                                                                        14,083
                                                                                                                  ------------

TOTAL MUNICIPAL FUNDS (Cost $13,824)                                                                                    14,083
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                               FREMONT BOND FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 33.8%
$  6,500,000    Danske Corp., CP .....................................................    1.245%      06/27/2003  $      6,487
  63,200,000    FHLB, DN .............................................................    1.270%      05/16/2003        63,167
  50,000,000    FHLMC, DN ............................................................    1.275%      05/22/2003        49,963
   1,400,000    FHLMC, DN ............................................................    1.275%      05/22/2003         1,399
  30,000,000    FHLMC, DN ............................................................    1.230%      05/29/2003        29,971
  41,200,000    FHLMC, DN ............................................................    1.230%      06/16/2003        41,135
  18,400,000    FNMA, DN .............................................................    1.230%      05/14/2003        18,392
  12,200,000    FNMA, DN .............................................................    1.240%      06/24/2003        12,177
   1,400,000    FNMA, DN .............................................................    1.230%      07/01/2003         1,397
  52,500,000    FNMA, DN .............................................................    1.195%      07/09/2003        52,380
  10,700,000    General Electric Capital Corp., CP ...................................    1.260%      06/12/2003        10,684
     400,000    General Electric Capital Corp., CP ...................................    1.250%      06/25/2003           399
     400,000    General Electric Capital Corp., CP ...................................    1.250%      07/23/2003           399
   5,000,000    HBOS Treasury Services PLC, CP .......................................    1.220%      06/03/2003         4,994
  56,000,000    Rabobank Nederland, CP ...............................................    1.240%      05/14/2003        55,975
   6,090,000    U.S. Treasury Bills+...............................................   1.140% - 1.160% 05/08/2003         6,089
   3,240,000    U.S. Treasury Bills+...............................................   1.056% - 1.175% 05/15/2003         3,239
  11,400,000    UBS Finance LLC, CP ..................................................    1.240%      05/21/2003        11,392
   9,400,000    UBS Finance LLC, CP ..................................................    1.240%      05/29/2003         9,391
  74,120,522    Repurchase Agreement, State Street Bank, 0.760%, 05/01/03
                  (Maturity Value $74,122) (Cost $74,120) Collateral: USTB,
                  0.000%, 09/25/03; USTB, 0.000%, 10/02/03
                  (Collateral Value $75,610)....................................................................        74,120
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $453,150)                                                                           453,150
                                                                                                                  ------------

TOTAL INVESTMENTS (Cost $1,364,549), 104.2%                                                                          1,395,330
                                                                                                                  ------------

OTHER ASSETS AND LIABILITIES, NET, (4.2)%                                                                              (56,338)
                                                                                                                  ------------

NET ASSETS, 100.0%                                                                                                $  1,338,992
                                                                                                                  ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

      The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 97.8%
$  1,000,000    Acalanes CA Union High School District, Capital Appreciation,
                  Election of 2002-A (FGIC Insured) ..................................    0.000%      08/01/18    $        493
   1,000,000    Alameda County CA Certificate Participation Series A (MBIA Insured) ..    5.000%      12/01/18           1,075
     500,000    Bay Area Government Association CA Revenue (AMBAC Insured) ...........    5.000%      08/01/20             529
     400,000    Berryessa Union School District Election of 1999 Series B (FSA Insured)   5.250%      08/01/19             435
   1,000,000    Big Bear Area Regional Wastewater Agency, California Revenue
                  (AMBAC Insured) ....................................................    5.000%      04/01/10           1,103
   1,000,000    California Educational Facilities Authority, Santa Clara University
                  (AMBAC Insured) ....................................................    5.250%      09/01/17           1,141
     235,000    California Health Facilities Financial Authority Revenue,
                  Kaiser Permanente Series B .........................................    5.250%      10/01/13             249
     500,000    California State .....................................................    5.250%      06/01/18             525
     500,000    California State (MBIA-IBC Insured) ..................................    5.250%      10/01/17             543
   1,800,000    California State Department of Water Resources, Central Valley
                  Project Revenue,Water Systems Series Y (FGIC Insured) ..............    5.250%      12/01/12           2,061
     500,000    California State Department of Water Resources, Power Supply Revenue
                  Series A ...........................................................    5.375%      05/01/22             519
     500,000    California State Department of Water Resources, Power Supply Revenue
                  Series A (MBIA Insured) ............................................    5.000%      05/01/17             539
     200,000    California State Public Works Board,
                  Lease Revenue Dept. of General Services - Teale Data Center B
                  (AMBAC Insured) ....................................................    5.250%      03/01/19             217
     500,000    California State Public Works Board, Lease Revenue Various
                  University of California Project A (AMBAC Insured) .................    5.400%      12/01/16             554
     430,000    California Statewide Communities Development Authority Certificates of
                  Participation Kaiser Permanente (FSA-CR Insured) ...................    5.300%      12/01/15             467
     485,000    Calleguas-Las Virgines CA Public Financing Authority,
                  Revenue Calleguas-Municipal Water District Series A (MBIA Insured) .    5.000%      07/01/20             513
     400,000    City of Anaheim, Public Finance Authority Revenue Bond,
                  Electric System Generation Series B (FSA Insured) ..................    5.250%      10/01/18             439
   1,000,000    City of Fairfield, Water Revenue (AMBAC Insured) .....................    5.250%      04/01/14           1,065
     500,000    City of Los Angeles, Parking Systems Revenue Series A (MBIA Insured) .    5.250%      05/01/21             531
   1,500,000    City of Los Angeles, Wastewater System Revenue Series A (MBIA Insured)    5.000%      12/01/11           1,647
   3,415,000    City of Los Angeles, Water & Power Revenue,
                  Power Systems Series A-A-1 (MBIA Insured) ..........................    5.250%      07/01/11           3,886
     500,000    City of Pasadena, GO Refunding Police and Jail Building 1993 .........    5.000%      06/01/07             520
   1,000,000    City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured) ...    5.000%      10/01/13           1,015
     500,000    City of Santa Rosa, Wastewater Revenue, Reference &
                  Subregional Wastewater Project - A (FGIC Insured) ..................    5.000%      09/01/22             518
     500,000    Contra Costa California Water District,
                  Water Revenue Refunding, Series K (FSA Insured) ....................    5.000%      10/01/16             541
     200,000    East Bay CA MUD, Water System Revenue Series 2001 (MBIA Insured) .....    5.250%      06/01/17             218
   1,500,000    East Bay CA MUD, Water System Subordinated Revenue Series 1998 .......    5.250%      06/01/14           1,641
   1,000,000    East Bay CA Regional Park District ...................................    5.000%      09/01/20           1,041
     350,000    El Paso De Robles CA Series C (MBIA Insured) .........................    5.250%      08/01/17             383
     300,000    Foothill-De Anza Community College District (FGIC Insured) ...........    5.000%      08/01/22             314
   1,000,000    Fresno CA Sewer Revenue Series A-1 (AMBAC Insured) ...................    5.250%      09/01/19           1,129
   1,050,000    Kings River Conservation District CA Pine Flat Power Revenue .........    5.125%      01/01/17           1,129
     450,000    Larkspur School District .............................................    5.125%      08/01/18             485
   1,100,000    Lodi Unified School District (MBIA Insured) ..........................    5.000%      08/01/18           1,175
     400,000    Long Beach Unified School District Series D (FSA Insured) ............    5.000%      08/01/20             424
     300,000    Los Angeles CA Certificate Participation Real Property Program
                  (AMBAC Insured) ....................................................    5.250%      04/01/19             325
   2,000,000    Los Angeles CA Department of Airports, Los Angeles International
                  Airport - B (MBIA Insured) .........................................    5.000%      05/15/07           2,227
     340,000    Los Angeles CA Municipal Improvement Corp. Lease Revenue .............    5.000%      09/01/12             383
   1,565,000    Los Angeles CA Series A (MBIA Insured) ...............................    5.000%      09/01/17           1,686
   1,995,000    Los Angeles CA Unified School District Series A (MBIA Insured) .......    5.250%      07/01/12           2,275
     200,000    Los Angeles CA Water & Power Revenue, Power System Series A-A-3 ......    5.250%      07/01/18             211

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                                              Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (Cont.)
$    500,000    Los Angeles County CA Public Works Finance Authority Lease Revenue ...    5.500%      10/01/11    $        566
   2,000,000    Los Angeles County Public Works Finance Authority, Regional Park and
                  Open Space District Series A .......................................    5.000%      10/01/16           2,130
   1,000,000    Los Angeles County Transportation Authority, Sales Tax Revenue
                  (FSA Insured) ......................................................    5.000%      07/01/15           1,082
   1,000,000    Los Osos CA Community Services, Wastewater Assessment District
                  (MBIA Insured) .....................................................    5.000%      09/02/17           1,085
     400,000    Nevada Joint Union High School District Series A (FSA Insured) .......    5.000%      08/01/19             424
   1,000,000    Newport Mesa CA Unified School District, Election 2000 (MBIA Insured)     5.000%      08/01/21           1,052
   1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue
                  Second Senior Series 1994 (FGIC Insured) ...........................    5.000%      02/15/08           1,119
     500,000    Peralta California Community College District (AMBAC Insured) ........    5.350%      08/01/17             547
     500,000    Port of Oakland CA Series M (FGIC Insured) ...........................    4.000%      11/01/11             526
   1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ...    5.000%      09/01/07           1,046
     500,000    Redwood City School District (FGIC Insured) ..........................    5.000%      07/15/19             530
     300,000    Sacramento City Financing Authority, Lease Revenue Series A ..........    5.250%      05/01/19             326
     500,000    Sacramento City Unified School District, Election of 1999 Series C
                  (MBIA Insured) .....................................................    5.000%      07/01/21             528
   1,000,000    Sacramento County Sanitation District Finance Authority, Revenue Bond     5.125%      12/01/13           1,039
   2,000,000    Sacramento MUD, Electric Revenue 1997 Series L (MBIA Insured) ........    5.125%      07/01/15           2,196
     250,000    Sacramento Municipal Utility District, Electric Revenue Series P
                  (FSA Insured) ......................................................    5.250%      08/15/17             274
     650,000    San Diego CA Public Facilities Financing Authority, Sewer Revenue
                  Series A (FGIC Insured) ............................................    4.750%      05/15/17             681
     500,000    San Diego CA Redevelopment Agency, Tax Allocation,
                  Centre City Redevelopment Project (FSA Insured) ....................    5.250%      09/01/20             541
     500,000    San Diego CA Unified School District Series C (FSA Insured) ..........    5.000%      07/01/19             533
   2,505,000    San Francisco CA City & County Public Utilities Series A (MBIA Insured)   5.000%      10/01/09           2,842
     550,000    San Francisco City & County Redevelopment Financing Authority ........    5.125%      08/01/18             567
     795,000    San Jose CA Library, Parks & Public Safety Projects ..................    4.000%      09/01/09             855
     500,000    San Jose CA Library, Parks & Public Safety Projects ..................    5.000%      09/01/19             532
     500,000    San Marcos CA Public Facilities Authority Revenue Refunding Series A
                  (MBIA Insured) .....................................................    5.000%      08/01/19             535
     500,000    San Mateo CA Union High School District, Election of 2000 Series A
                  (FGIC Insured) .....................................................    5.375%      09/01/17             554
     500,000    Santa Clara County, Fremont California Union High School District
                  Series B (FGIC Insured) ............................................    5.250%      09/01/19             538
     500,000    Tamalpais CA Union High School District (FSA Insured) ................    5.000%      08/01/22             525
     400,000    West Contra Costa Unified School District Election 2002 Series A
                  (MBIA Insured) .....................................................    5.000%      08/01/20             422
                                                                                                                  ------------

TOTAL MUNICIPAL BONDS (Cost $57,139)                                                                                    59,766
                                                                                                                  ------------

SHORT-TERM INVESTMENT  5.9%

   3,592,726    Provident Institutional Fund: Municipal Fund for California Investors, Inc....................           3,593
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENT (Cost $3,593)                                                                                3,593
                                                                                                                  ------------

TOTAL INVESTMENTS (Cost $60,732), 103.7%                                                                                63,359
                                                                                                                  ------------

OTHER ASSETS AND LIABILITIES, NET, (3.7)%                                                                               (2,235)

                                                                                                                  ------------
NET ASSETS, 100.0%                                                                                                $     61,124
                                                                                                                  ============

For footnote references, see "Notes to Schedules of Investments in Securitites and Net Assets" on page 56.

      The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 100.1%

CONSUMER DURABLES  5.5%

$ 10,000,000    American Honda Finance Corp. .........................................    1.220%      05/05/03    $      9,999
  10,020,000    Hitachi Asia Ltd.** ..................................................    1.260%      05/13/03          10,016
  10,000,000    International Lease Finance Corp. ....................................    1.230%      05/15/03           9,995
   5,000,000    International Lease Finance Corp. ....................................    1.260%      05/22/03           4,996
   5,000,000    Sharp Electronics Corp. ..............................................    1.250%      05/05/03           4,999
   5,000,000    Sharp Electronics Corp. ..............................................    1.250%      05/21/03           4,997
                                                                                                                  ------------
                                                                                                                        45,002
                                                                                                                  ------------
CONSUMER NON-DURABLES  9.2%

  10,000,000    Archer-Daniels-Midland Co.** .........................................    1.250%      06/03/03           9,989
  10,000,000    Archer-Daniels-Midland Co.** .........................................    1.240%      07/22/03           9,972
   5,000,000    Archer-Daniels-Midland Co. ...........................................    1.250%      07/29/03           4,985
  10,000,000    Canadian Wheat Board .................................................    1.240%      07/22/03           9,972
  10,000,000    Canadian Wheat Board .................................................    1.260%      08/21/03           9,961
  10,000,000    Cargill, Inc. ........................................................    1.260%      05/08/03           9,998
  10,000,000    Diageo Capital PLC** .................................................    1.750%      07/08/03           9,967
   5,000,000    Golden Peanut Co. ....................................................    1.250%      05/14/03           4,998
   5,000,000    Nestle Capital Corp.** ...............................................    1.310%      07/02/03           4,989
                                                                                                                  ------------
                                                                                                                        74,831
                                                                                                                  ------------
ENERGY  6.2%

  10,000,000    Centrica PLC .........................................................    1.270%      05/09/03           9,997
  10,000,000    Centrica PLC .........................................................    1.270%      06/16/03           9,984
   5,000,000    Centrica PLC .........................................................    1.280%      05/16/03           4,997
   5,000,000    Chevron UK Investment PLC ............................................    1.290%      05/14/03           4,998
  10,000,000    Chevron UK Investment PLC ............................................    1.360%      05/02/03          10,000
  10,000,000    Schlumberger Technolgy Corp.** .......................................    1.160%      06/09/03           9,987
                                                                                                                  ------------
                                                                                                                        49,963
                                                                                                                  ------------
FINANCIAL SERVICES (BANKS)  25.2%

  10,000,000    Banque Et Caisse D'Espargne De L'Etat ................................    1.160%      12/08/03           9,929
  10,000,000    Banque Et Caisse D'Espargne De L'Etat ................................    1.240%      01/09/04           9,913
  10,000,000    Caisse Centrale Desjardins du Quebec .................................    1.260%      06/03/03           9,988
  10,000,000    Danske Corp. .........................................................    1.240%      07/28/03           9,970
  10,000,000    Den Norske Bank ......................................................    1.210%      08/06/03           9,967
  10,000,000    Den Norske Bank ......................................................    1.255%      05/07/03           9,998
  10,000,000    Forenings Sparbanken AB ..............................................    1.190%      07/07/03           9,978
  10,000,000    Forenings Sparbanken AB ..............................................    1.250%      06/24/03           9,981
   5,000,000    HBOS Treasury Services PLC ...........................................    1.245%      07/24/03           4,985
  10,000,000    HBOS Treasury Services PLC ...........................................    1.260%      05/07/03           9,998
  10,000,000    HBOS Treasury Services PLC ...........................................    1.265%      05/02/03          10,000
  10,000,000    Lloyds Bank PLC ......................................................    1.260%      05/06/03           9,998
   5,000,000    Nordea North America, Inc. ...........................................    1.150%      06/11/03           4,993
  10,000,000    Nordea North America, Inc. ...........................................    1.220%      06/02/03           9,989
   5,000,000    Nordea North America, Inc. ...........................................    1.230%      05/21/03           4,997
  10,000,000    Svenska Handelsbanken ................................................    1.210%      07/01/03           9,980
   5,000,000    Svenska Handelsbanken ................................................    1.320%      05/19/03           4,997
  10,000,000    Svenska Handelsbanken ................................................    1.350%      06/05/03           9,987
  15,000,000    Swedish National Housing Finance** ...................................    1.270%      08/04/03          14,949
  10,000,000    Swedish National Housing Finance** ...................................    1.320%      10/06/03           9,942
  10,000,000    UBS Finance LLC ......................................................    1.410%      08/25/03           9,955
  10,000,000    Wells Fargo & Co. ....................................................    1.230%      05/27/03           9,991
                                                                                                                  ------------
                                                                                                                       204,485
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MONEY MARKET FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER) 26.9%

$ 10,000,000    Aegon Funding Corp. ..................................................    1.240%      06/23/03    $      9,982
  10,000,000    Aegon Funding Corp. ..................................................    1.270%      07/02/03           9,978
  10,000,000    Alianz Finance Corp. .................................................    1.260%      05/29/03           9,990
  10,000,000    Alianz Finance Corp. .................................................    1.260%      06/04/03           9,988
  10,000,000    American Express Credit ..............................................    1.240%      07/14/03           9,975
  10,000,000    AWB Finance Ltd.** ...................................................    1.220%      06/12/03           9,986
   5,000,000    AWB Finance Ltd.** ...................................................    1.230%      07/03/03           4,989
  10,000,000    AWB Finance Ltd.** ...................................................    1.240%      06/25/03           9,981
  10,000,000    Credit Suisse First Boston, Inc. .....................................    1.250%      05/01/03          10,000
  10,000,000    Credit Suisse First Boston, Inc. .....................................    1.250%      05/12/03           9,996
   2,900,000    General Electric Capital Corp. .......................................    1.230%      05/01/03           2,900
  10,000,000    General Electric Capital Corp. .......................................    1.190%      07/17/03           9,975
  10,000,000    General Electric Capital Corp. .......................................    1.200%      08/08/03           9,967
  10,000,000    Goldman Sachs Group LP. ..............................................    1.260%      07/07/03           9,977
  10,000,000    Goldman Sachs Group LP. ..............................................    1.260%      07/10/03           9,976
   5,000,000    Goldman Sachs Group LP. ..............................................    1.260%      08/01/03           4,984
  10,000,000    KFW International Finance ............................................    1.260%      06/03/03           9,988
  10,000,000    KFW International Finance ............................................    1.330%      09/05/03           9,953
  10,000,000    Societe General North America, Inc. ..................................    1.225%      07/01/03           9,979
  10,000,000    Societe General North America, Inc. ..................................    1.255%      05/06/03           9,998
  10,000,000    Swiss Re Financial Products** ........................................    1.240%      07/07/03           9,977
   5,000,000    Swiss Re Financial Products** ........................................    1.300%      06/09/03           4,993
  10,000,000    Toronto Dominion Holdings USA, Inc. ..................................    1.270%      06/04/03           9,988
  10,000,000    Toronto Dominion Holdings USA, Inc. ..................................    1.310%      05/01/03          10,000
                                                                                                                  ------------
                                                                                                                       217,520
                                                                                                                  ------------
HEALTH CARE  3.7%

  10,000,000    Bayer Corp. ..........................................................    1.270%      05/19/03           9,994
  10,000,000    Queen's Health System ................................................    1.250%      05/20/03           9,993
  10,000,000    Queen's Health System ................................................    1.260%      05/28/03           9,991
                                                                                                                  ------------
                                                                                                                        29,978
                                                                                                                  ------------
RAW MATERIALS  3.7%

  10,000,000    BASF Aktiengesellschaft ..............................................    1.260%      07/16/03           9,973
  10,000,000    Henkel Corp. .........................................................    1.190%      06/20/03           9,983
  10,000,000    Henkel Corp. .........................................................    1.220%      06/19/03           9,983
                                                                                                                  ------------
                                                                                                                        29,939
                                                                                                                  ------------
RETAIL  3.1%

  10,000,000    7-Eleven, Inc. .......................................................    1.230%      05/09/03           9,997
   5,000,000    7-Eleven, Inc. .......................................................    1.240%      05/22/03           4,996
  10,000,000    7-Eleven, Inc. .......................................................    1.250%      05/16/03           9,995
                                                                                                                  ------------
                                                                                                                        24,988
                                                                                                                  ------------
U.S. GOVERNMENT & AGENCIES  12.9%

   8,715,000    FHLB, AN .............................................................    1.720%      08/14/03           8,671
  10,000,000    FHLB, AN .............................................................    2.140%      06/13/03           9,974
  10,000,000    FHLMC, AN ............................................................    1.170%      02/26/04           9,902
   5,000,000    FHLMC, AN ............................................................    1.210%      02/26/04           4,949
  10,000,000    FHLMC, AN ............................................................    1.630%      10/09/03           9,927
  10,000,000    FHLMC, AN ............................................................    1.800%      10/17/03           9,916
  40,000,000    FNMA, AN .............................................................    1.690%      08/22/03          39,788
  11,500,000    U.S. Treasury Note ...................................................    3.625%      03/31/04          11,745
                                                                                                                  ------------
                                                                                                                       104,872
                                                                                                                  ------------
UTILITIES  3.7%

   5,000,000    Electricite de France ................................................    1.210%      12/17/03           4,962
  10,000,000    Electricite de France ................................................    1.230%      05/23/03           9,992

      The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
UTILITIES (Cont.)

$  5,000,000    Electricite de France ................................................    1.240%    12/17/03      $      4,960
  10,000,000    Verizon Net Funding ..................................................    1.220%    06/17/03             9,984
                                                                                                                  ------------
                                                                                                                        29,898
                                                                                                                  ------------

TOTAL COMMERCIAL PAPER (Cost $811,476)                                                                                 811,476
                                                                                                                  ------------

SHORT-TERM INVESTMENT  0.0%

      86,545    Repurchase Agreement, State Street Bank, 0.760%, 05/01/03
                  (Maturity Value $86) (Cost $86) Collateral: FNMA, 7.125%,
                  01/15/30 (Collateral Value $89).............................................................              86
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENT (Cost $86)                                                                                      86
                                                                                                                  ------------

TOTAL INVESTMENTS (Cost $811,562), 100.1%                                                                              811,562
                                                                                                                  ------------

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                                                                                 (860)
                                                                                                                  ------------

NET ASSETS, 100.0%                                                                                                $    810,702
                                                                                                                  ============

For footnote references, see "Notes to Schedules of Investments in Securities and Net Assets" on page 56.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MUTUAL FUNDS, INC.
                       Notes to Schedules of Investments
           in Securities and Net Assets - April 30, 2003 (Unaudited)


The following footnotes and abbreviations relate to the Schedule of Investments in Securities and Net Assets on pages 25 through 55.

  *  Non-income producing security

 ** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b)  Affiliated issuer. See Note 4 of "Notes to Financial Statements."

(c)  Bond is in default and non-income producing.

(d)  Board valued security and illiquid.

(e)  Inflationary Bond.

(f)  Illiquid security.

  + On deposit with broker for initial margin on futures contracts (Notes 1 and 3).

PORTFOLIO ABBREVIATIONS

ADR         American Depository Receipt
AMBAC       American Municipal Bond Assurance Corp.
AN          Agency Note
ARM         Adjustable Rate Mortgage
CP          Commercial Paper
FGIC        Financial Guaranty Insurance Corp.
FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corp.
FNMA        Federal National Mortgage Association
FRN         Floating Rate Note
GNMA        Government National Mortgage Association
FSA         FSA Capital, Inc.
GO          General Obligation
MBIA        Municipal Bond Investor Assurance Corp.
MTN         Medium Term Note
MUD         Municipal Utility District
RDA         Redevelopment Agency
TBA         To Be Announced
USTB        U.S. Treasury Bill

CURRENCY ABBREVIATIONS

AU$         Australian Dollar
[POUND]     British Pound
CN$         Canadian Dollar
E           Euro
[YEN]       Japanese Yen
NK          Norwegian Kroner
NZ$         New Zealand Dollar
SG$         Singapore Dollar
$           U.S. Dollar

      The accompanying notes are an integral part of these financial statements.

56  FREMONT MUTUAL FUNDS

                          FREMONT MUTUAL FUNDS, INC.
                      Notes to Schedules of Investments in
            Securities and Net Assets - April 30, 2003 (Unaudited)

COUNTRY DIVERSIFICATION TABLE

Country     Country                                                    International
 Code        Name                                      Global Fund      Growth Fund       Bond Fund
---------------------------------------------------------------------------------------------------
  AU        Australia                                      1.7%            6.8%             -
  BE        Belgium                                        0.1%            -                -
  BM        Bermuda                                        0.1%            -                -
  BR        Brazil                                         -               -                1.1%
  CA        Canada                                         3.6%            1.3%             -
  DK        Denmark                                        0.4%            4.2%             -
  FI        Finland                                        0.8%            -                -
  FR        France                                         8.1%           15.3%             0.4%
  DE        Germany                                        2.0%            6.6%             -
  HK        Hong Kong                                      0.7%            4.8%             -
  IT        Italy                                          1.3%            2.2%             -
  JP        Japan                                          2.1%            7.1%             -
  MX        Mexico                                         0.3%            -                1.7%
  NL        Netherlands                                    2.4%            8.3%             5.1%
  NZ        New Zealand                                    0.5%            -                -
  NO        Norway                                         0.4%            -                -
  PA        Panama                                         0.1%            -                0.2%
  PU        Peru                                           -               -                1.0%
  RS        Russia                                         0.6%            -                -
  SG        Singapore                                      0.8%            -                -
  ZA        South Africa                                   0.1%            -                -
  KR        South Korea                                    0.1%            -                -
  ES        Spain                                          2.1%            2.5%             -
  CH        Switzerland                                    1.1%           12.3%             -
  UK        United Kingdom                                10.8%           24.9%             1.1%
  US        United States                                 59.7%            3.1%            93.6%
                                                       --------------------------------------------
                                                          99.9%           99.4%           104.2%
            Other assets and liabilities, net              0.1%            0.6%            (4.2%)
                                                       --------------------------------------------
                                                         100.0%          100.0%           100.0%
                                                       ============================================

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2003 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                           INTERNATIONAL   LARGE CAP
                                                                 GLOBAL        GROWTH        VALUE
                                                                  FUND          FUND          FUND
                                                                -------------------------------------
ASSETS:
      Investments in securities at cost                         $ 527,866     $  26,666     $   7,719
      Repurchase agreements at cost                                11,484           738           349
                                                                ---------     ---------     ---------
           TOTAL INVESTMENTS AT COST                            $ 539,350     $  27,404     $   8,068
                                                                =========     =========     =========

      Investments in securities at value                        $ 499,230     $  22,585     $   8,111
      Repurchase agreements at value                               11,484           738           349
      Cash                                                             61            24             2
      Dividends and interest receivable                             3,510           187             6
      Receivable for securities sold                                  295            --            --
      Receivable from sale of fund shares                              --            60            --
      Receivable from Advisor                                          --            --            14
      Unrealized appreciation on foreign currency contracts         1,559            --            --
      Prepaid expenses                                                 19            16             5
                                                                ---------     ---------     ---------
           TOTAL ASSETS                                           516,158        23,610         8,485
                                                                ---------     ---------     ---------
LIABILITIES:

      Payable for securities purchased                                426            --             5
      Payable for fund shares redeemed                                 20            --            --
      Variation margin payable                                         18            --            --
      Unrealized depreciation on foreign currency contracts         3,671            --            --
      Accrued expenses:
           Investment advisory and administrative fees                306            29             6
           Other                                                      327           125            61
                                                                ---------     ---------     ---------
           TOTAL LIABILITIES                                        4,768           154            72
                                                                ---------     ---------     ---------
NET ASSETS                                                      $ 511,390     $  23,456     $   8,413
                                                                =========     =========     =========

Net assets consist of:
      Paid in capital                                           $ 690,797     $  43,745     $  21,371
      Undistributed net investment income (loss)                    2,992            79            18
      Unrealized appreciation (depreciation) on investments,
        options, swaps and futures                                (28,477)       (4,081)          392
      Unrealized appreciation (depreciation) on foreign
       currency contracts and other assets and liabilities         (1,969)           11            --
      Accumulated net realized loss                              (151,953)      (16,298)      (13,368)
                                                                ---------     ---------     ---------
NET ASSETS                                                      $ 511,390     $  23,456     $   8,413
                                                                =========     =========     =========
SHARES OF CAPITAL STOCK OUTSTANDING                                51,550         3,845         1,298
                                                                =========     =========     =========
NET ASSET VALUE PER SHARE
      (Net Assets / Shares of Capital Stock Outstanding)        $    9.92     $    6.10     $    6.48
                                                                =========     =========     =========

      The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2003 (Unaudited)

                                                                LARGE CAP    STRUCTURED       U.S.          U.S.      REAL ESTATE
                                                                 GROWTH         CORE       SMALL CAP     MICRO-CAP     SECURITIES
                                                                  FUND          FUND          FUND          FUND          FUND
                                                                -----------------------------------------------------------------
ASSETS:
      Investments in securities at cost                         $  16,200     $  57,092     $  29,752     $ 482,825     $  21,132
      Repurchase agreements at cost                                   730            84         2,018         9,557         1,392
                                                                ---------     ---------     ---------     ---------     ---------
           TOTAL INVESTMENTS AT COST                            $  16,930     $  57,176     $  31,770     $ 492,382     $  22,524
                                                                =========     =========     =========     =========     =========

      Investments in securities at value                        $  16,634     $  62,140     $  32,327     $ 400,590     $  21,780
      Repurchase agreements at value                                  730            84         2,018         9,557         1,392
      Cash                                                             --            --             2           897            --
      Dividends and interest receivable                                 4            57             2            68            --
      Receivable for securities sold                                   --            --            90         4,151            --
      Receivable from sale of fund shares                              --           241            55           620            90
      Receivable from Advisor                                           7
      Unrealized appreciation on foreign currency contracts            --            --            --            --            --
      Prepaid expenses                                                 11             7             5            --            13
                                                                ---------     ---------     ---------     ---------     ---------
           TOTAL ASSETS                                            17,383        62,529        34,508       415,883        23,282
                                                                ---------     ---------     ---------     ---------     ---------

LIABILITIES:

      Payable for securities purchased                                526            --            22         3,665           508
      Payable for fund shares redeemed                                 --            --             1           356            33
      Variation margin payable                                         --            --            --            --            --
      Unrealized depreciation on foreign currency contracts            --            --            --            --            --
      Accrued expenses:
           Investment advisory and administrative fees                 15            32            30           490            18
           Other                                                       13            90           103            --            51
                                                                ---------     ---------     ---------     ---------     ---------
           TOTAL LIABILITIES                                          554           122           156         4,511           610
                                                                ---------     ---------     ---------     ---------     ---------
NET ASSETS                                                      $  16,829     $  62,407     $  34,352     $ 411,372     $  22,672
                                                                =========     =========     =========     =========     =========

Net assets consist of:
      Paid in capital                                           $  17,096     $  79,797     $  70,075     $ 669,229     $  26,386
      Undistributed net investment income (loss)                      (22)           38          (232)       (2,849)         (335)
      Unrealized appreciation (depreciation) on investments,
        options, swaps and futures                                    434         5,235         2,575       (82,235)          648
      Unrealized appreciation (depreciation) on foreign
       currency contracts and other assets and liabilities             --            --            --            --            --
      Accumulated net realized loss                                  (679)      (22,663)      (38,066)     (172,773)       (4,027)
                                                                ---------     ---------     ---------     ---------     ---------
NET ASSETS                                                      $  16,829     $  62,407     $  34,352     $ 411,372     $  22,672
                                                                =========     =========     =========     =========     =========
SHARES OF CAPITAL STOCK OUTSTANDING                                 2,202         6,829         4,200        20,440         2,592
                                                                =========     =========     =========     =========     =========
NET ASSET VALUE PER SHARE
      (Net Assets / Shares of Capital Stock Outstanding)        $    7.64     $    9.14     $    8.18     $   20.13     $    8.75
                                                                =========     =========     =========     =========     =========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2003 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                               CALIFORNIA
                                                                  BOND        INTERMEDIATE   MONEY MARKET
                                                                  FUND        TAX-FREE FUND      FUND
                                                               ------------------------------------------
ASSETS:
      Investments in securities at cost                        $ 1,290,429     $    60,732    $   811,476
      Repurchase agreements at cost                                 74,120              --             86
                                                               -----------     -----------    -----------
           TOTAL INVESTMENTS AT COST                           $ 1,364,549     $    60,732    $   811,562
                                                               ===========     ===========    ===========

      Investments in securities at value                       $ 1,321,210     $    63,359    $   811,476
      Repurchase agreements at value                                74,120              --             86
      Cash                                                           5,123               2             --
      Dividends and interest receivable                              7,989             688             35
      Receivable for securities sold                                78,865              --             --
      Receivable from sale of fund shares                              803              --             --
      Receivable from Advisor                                           55               7             --
      Variation margin receivable                                    1,750              --             --
      Receivable from swap agreements                                  320              --             --
      Unrealized appreciation on foreign currency contracts             32              --             --
      Prepaid expenses                                                  39               2             27
                                                               -----------     -----------    -----------
           TOTAL ASSETS                                          1,490,306          64,058        811,624
                                                               -----------     -----------    -----------
LIABILITIES:

      Liabilities for options written                                3,415              --             --
      Income dividend payable                                        4,223             194            622
      Payable for securities purchased                             141,812           2,680             --
      Payable for fund shares redeemed                                 686              --             --
      Unrealized depreciation on foreign currency contracts            488              --             --
      Liability for swap agreements                                     13              --             --
      Accrued expenses:
           Investment advisory and administrative fees                 605              26            242
           Other                                                        72              34             58
                                                               -----------     -----------    -----------
           TOTAL LIABILITIES                                       151,314           2,934            922
                                                               -----------     -----------    -----------
NET ASSETS                                                     $ 1,338,992     $    61,124    $   810,702
                                                               ===========     ===========    ===========

Net assets consist of:
      Paid in capital                                          $ 1,292,756     $    57,629    $   810,725
      Undistributed net investment income                            2,435              39             --
      Unrealized appreciation on investments,
       options, swaps and futures                                   33,536           2,627             --
      Unrealized depreciation on foreign currency
       contracts and other assets and liabilities                     (305)             --             --
      Accumulated net realized gain (loss)                          10,570             829            (23)
                                                               -----------     -----------    -----------
NET ASSETS                                                     $ 1,338,992     $    61,124    $   810,702
                                                               ===========     ===========    ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                125,950           5,481        810,725
                                                               ===========     ===========    ===========

NET ASSET VALUE PER SHARE
      (Net Assets / Shares of Capital Stock Outstanding)       $     10.63     $     11.15    $      1.00
                                                               ===========     ===========    ===========

The Bond Fund received premiums of $2,998 on options written and outstanding at April 30, 2003.

The Bond Fund received and paid premiums of $211 and $86, respectively on swap agreements at April 30, 2003.

      The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2003 (Unaudited)


                       This page left blank intentionally


                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                             INTERNATIONAL   LARGE CAP
                                                                   GLOBAL        GROWTH        VALUE
                                                                    FUND          FUND          FUND
                                                                  -------------------------------------
INVESTMENT INCOME:
      Dividends                                                   $   2,849     $     252     $     160
      Interest                                                        4,133             4             3
                                                                  ---------     ---------     ---------
           TOTAL INCOME*                                              6,982           256           163
                                                                  ---------     ---------     ---------
EXPENSES:
      Investment advisory and administrative fees                     1,869           129            83
      Shareholder servicing fees                                        102            46            48
      Custody fees                                                      104            11             4
      Accounting fees                                                   210             7             7
      Audit and legal fees                                               61            15            16
      Directors' fees                                                    12             4             4
      Registration fees                                                  12            12            10
      Reports to shareholders                                            12             9             5
      Other                                                              23            10             2
                                                                  ---------     ---------     ---------
           TOTAL EXPENSES BEFORE REDUCTIONS                           2,405           243           179
      Expenses waived and/or reimbursed by Advisor                       --           (76)          (69)
                                                                  ---------     ---------     ---------
           TOTAL NET EXPENSES                                         2,405           167           110
                                                                  ---------     ---------     ---------
                NET INVESTMENT INCOME (LOSS)                          4,577            89            53
                                                                  ---------     ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
           Investments                                              (34,876)         (226)       (5,730)
           Futures                                                     (264)           --          (119)
           Foreign currency transactions                               (645)           68            --
      Net unrealized appreciation (depreciation) on:
           Investments, options, swaps and futures                   57,870          (325)        6,879
           Translation of assets and liabilities in
            foreign currencies                                       (2,268)            6            --
                                                                  ---------     ---------     ---------
           Net realized and unrealized gain (loss) from
            investments and foreign currency:                        19,817          (477)        1,030
                                                                  ---------     ---------     ---------
                NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                  FROM OPERATIONS                                 $  24,394     $    (388)    $   1,083
                                                                  =========     =========     =========

* Net of foreign taxes withheld of $148 for the Global Fund and $31 for the International Growth Fund.

      The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)

                                                                  LARGE CAP    STRUCTURED       U.S.          U.S.      REAL ESTATE
                                                                   GROWTH         CORE        SMALL CAP     MICRO-CAP    SECURITIES
                                                                    FUND          FUND          FUND          FUND          FUND
                                                                  -----------------------------------------------------------------
INVESTMENT INCOME:
      Dividends                                                   $      15     $     503     $      18     $     140     $     575
      Interest                                                            1            14            23           368             3
                                                                  ---------     ---------     ---------     ---------     ---------
           TOTAL INCOME*                                                 16           517            41           508           578
                                                                  ---------     ---------     ---------     ---------     ---------
EXPENSES:
      Investment advisory and administrative fees                        29           196           196         3,357           103
      Shareholder servicing fees                                         16            64            67            --            48
      Custody fees                                                        2             8            13            --             6
      Accounting fees                                                     2            11             5            --             2
      Audit and legal fees                                               12            16            18            --            16
      Directors' fees                                                     5             5             5            --             5
      Registration fees                                                   9            10            10            --             7
      Reports to shareholders                                             1            12            14            --             7
      Other                                                               3             4             3            --             2
                                                                  ---------     ---------     ---------     ---------     ---------
           TOTAL EXPENSES BEFORE REDUCTIONS                              79           326           331         3,357           196
      Expenses waived and/or reimbursed by Advisor                      (41)           --           (58)           --           (42)
                                                                  ---------     ---------     ---------     ---------     ---------
           TOTAL NET EXPENSES                                            38           326           273         3,357           154
                                                                  ---------     ---------     ---------     ---------     ---------
                NET INVESTMENT INCOME (LOSS)                            (22)          191          (232)       (2,849)          424
                                                                  ---------     ---------     ---------     ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
           Investments                                                 (293)       (2,937)      (14,021)      (72,071)         (206)
           Futures                                                       --           (79)           --            --            --
           Foreign currency transactions                                 --            --            --            --            --
      Net unrealized appreciation (depreciation) on:
           Investments, options, swaps and futures                      520         4,023        15,900       110,515         2,129
           Translation of assets and liabilities in
            foreign currencies                                           --            --            --            --            --
                                                                  ---------     ---------     ---------     ---------     ---------
           Net realized and unrealized gain (loss) from
            investments and foreign currency:                           227         1,007         1,879        38,444         1,923
                                                                  ---------     ---------     ---------     ---------     ---------
                NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                  FROM OPERATIONS                                 $     205     $   1,198     $   1,647     $  35,595     $   2,347
                                                                  =========     =========     =========     =========     =========

                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                       CALIFORNIA
                                                                            BOND      INTERMEDIATE   MONEY MARKET
                                                                            FUND      TAX-FREE FUND      FUND
                                                                          -------------------------------------
INVESTMENT INCOME:
      Dividends                                                           $      82     $      --     $      --
      Interest                                                               25,255         1,419         6,454
                                                                          ---------     ---------     ---------
           TOTAL INCOME                                                      25,337         1,419         6,454
                                                                          ---------     ---------     ---------
EXPENSES:
      Investment advisory and administrative fees                             3,442           155         1,536
      Shareholder servicing fees                                                176            16            74
      Custody fees                                                               71             1            25
      Accounting fees                                                            80            10            45
      Audit and legal fees                                                       53            15            16
      Directors' fees                                                            24             5            19
      Registration fees                                                          37             1            16
      Reports to shareholders                                                    58             4            10
      Other                                                                      21             2            16
                                                                          ---------     ---------     ---------
           TOTAL EXPENSES BEFORE REDUCTIONS                                   3,962           209         1,757
      Earned custody credits                                                     (4)           --            --
      Expenses waived and/or reimbursed by Advisor                             (313)          (43)           --
                                                                          ---------     ---------     ---------
           TOTAL NET EXPENSES                                                 3,645           166         1,757
                                                                          ---------     ---------     ---------
                NET INVESTMENT INCOME                                        21,692         1,253         4,697
                                                                          ---------     ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
           Investments                                                        3,258           829            (2)
           Futures                                                           15,933            --            --
           Swaps                                                             (4,396)           --            --
           Options                                                              525            --            --
           Foreign currency transactions                                      1,457            --            --
      Net unrealized appreciation (depreciation) on:
           Investments, options, swaps and futures                           30,378           (34)           --
           Translation of assets and liabilities in foreign currencies         (409)           --            --
                                                                          ---------     ---------     ---------
           Net realized and unrealized gain (loss) from investments
            and foreign currency:                                            46,746           795            (2)
                                                                          ---------     ---------     ---------
                NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                                         $  68,438     $   2,048     $   4,695
                                                                          =========     =========     =========

      The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          April 30, 2003 (Unaudited)


                       This page left blank intentionally


                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)
                         and Year Ended October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                               INTERNATIONAL
                                                                     GLOBAL                       GROWTH
                                                                      FUND                         FUND
                                                             -----------------------     -----------------------
                                                             04/30/03      10/31/02      04/30/03      10/31/02
                                                             ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                      $   4,577     $   8,290     $      89     $      25
           Net realized gain (loss) from:
             Investments, options, swaps and futures           (35,140)      (59,950)         (226)      (10,819)
             Foreign currency transactions                        (645)       (4,144)           68          (545)
           Net unrealized appreciation (depreciation) on:
             Investments, options, swaps and futures            57,870        (2,274)         (325)        9,024
             Translation of assets and liabilities in
               foreign currencies                               (2,268)        1,319             6          (138)
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                 from operations                                24,394       (56,759)         (388)       (2,453)
                                                             ---------     ---------     ---------     ---------
      Distributions to shareholders from:
           Net investment income                                (2,970)       (6,571)         (404)          (21)
                                                             ---------     ---------     ---------     ---------
                Total distributions to shareholders             (2,970)       (6,571)         (404)          (21)
                                                             ---------     ---------     ---------     ---------

      From capital share transactions:
           Proceeds from shares sold                           134,427       272,397         6,402       235,701
           Reinvested dividends                                  2,938         6,519           227            14
           Payments for shares redeemed                       (155,613)     (309,503)       (5,467)**   (255,572)**
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                  from capital share transactions              (18,248)      (30,587)        1,162       (19,857)
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) in net assets                 3,176       (93,917)          370       (22,331)
Net assets at beginning of period                              508,214       602,131        23,086        45,417
                                                             ---------     ---------     ---------     ---------
NET ASSETS AT END OF PERIOD                                  $ 511,390     $ 508,214     $  23,456     $  23,086
                                                             =========     =========     =========     =========
Undistributed net investment income (loss)                   $   2,992     $   1,385     $      79     $     394
                                                             =========     =========     =========     =========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                      14,040        26,622         1,060        30,852
      Reinvested dividends                                         306           597            37             2
      Redeemed                                                 (16,292)      (30,279)         (907)      (33,253)
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) from
            capital share transactions                          (1,946)       (3,060)          190        (2,399)
                                                             =========     =========     =========     =========

** Net of redemption fee proceeds of $28 and $409, respectively.

      The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)
                         and Year Ended October 31, 2002

                                                                   LARGE CAP                    LARGE CAP
                                                                     VALUE                       GROWTH
                                                                      FUND                        FUND
                                                             -----------------------     -----------------------
                                                             04/30/03      10/31/02      04/30/03      10/31/02
                                                             ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                      $      53     $      23     $     (22)    $     (15)
           Net realized gain (loss) from:
             Investments, options, swaps and futures            (5,849)       (7,448)         (293)         (385)
             Foreign currency transactions                          --            --            --            --
           Net unrealized appreciation (depreciation) on:
             Investments, options, swaps and futures             6,879        (1,778)          520           (83)
             Translation of assets and liabilities in
               foreign currencies                                   --            --            --            --
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                 from operations                                 1,083        (9,203)          205          (483)
                                                             ---------     ---------     ---------     ---------
      Distributions to shareholders from:
           Net investment income                                   (58)           (8)           --            --
                                                             ---------     ---------     ---------     ---------
                Total distributions to shareholders                (58)           (8)           --            --
                                                             ---------     ---------     ---------     ---------

      From capital share transactions:
           Proceeds from shares sold                             2,951        22,821        13,973         3,623
           Reinvested dividends                                     58             7            --            --
           Payments for shares redeemed                        (17,845)      (18,584)         (609)         (376)
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                  from capital share transactions              (14,836)        4,244        13,364         3,247
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) in net assets               (13,811)       (4,967)       13,569         2,764
Net assets at beginning of period                               22,224        27,191         3,260           496
                                                             ---------     ---------     ---------     ---------
NET ASSETS AT END OF PERIOD                                  $   8,413     $  22,224     $  16,829     $   3,260
                                                             =========     =========     =========     =========
Undistributed net investment income (loss)                   $      18     $      23     $     (22)    $      --
                                                             =========     =========     =========     =========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                         473         2,873         1,875           406
      Reinvested dividends                                           9             1            --            --
      Redeemed                                                  (2,911)       (2,584)          (83)          (46)
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) from
            capital share transactions                          (2,429)          290         1,792           360
                                                             =========     =========     =========     =========

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)
                         and Year Ended October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                   STRUCTURED                     U.S.
                                                                      CORE                      SMALL CAP
                                                                      FUND                        FUND
                                                             -----------------------     -----------------------
                                                             04/30/03      10/31/02      04/30/03      10/31/02
                                                             ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                      $     191     $     485     $    (232)    $    (536)
           Net realized gain (loss) from:
             Investments and transactions in futures            (3,016)       (7,809)      (14,021)      (12,750)
           Net unrealized appreciation (depreciation) on:
             Investments and transactions in futures             4,023        (5,922)       15,900        (1,721)
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                 from operations                                 1,198       (13,246)        1,647       (15,007)
                                                             ---------     ---------     ---------     ---------
      Distributions to shareholders from:
           Net investment income                                  (582)         (523)           --            --
                                                             ---------     ---------     ---------     ---------
                Total distributions to shareholders               (582)         (523)           --            --
                                                             ---------     ---------     ---------     ---------

      From capital share transactions:
           Proceeds from shares sold                             7,367        15,232        35,824        42,802
           Reinvested dividends                                    575           517            --            --
           Payments for shares redeemed                         (9,827)      (24,850)      (34,682)      (42,292)
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                  from capital share transactions               (1,885)       (9,101)        1,142           510
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) in net assets                (1,269)      (22,870)        2,789       (14,497)
Net assets at beginning of period                               63,676        86,546        31,563        46,060
                                                             ---------     ---------     ---------     ---------
NET ASSETS AT END OF PERIOD                                  $  62,407     $  63,676     $  34,352     $  31,563
                                                             =========     =========     =========     =========
Undistributed net investment income (loss)                   $      38     $     429     $    (232)    $      --
                                                             =========     =========     =========     =========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                         842         1,418         4,528         4,223
      Reinvested dividends                                          65            45            --            --
      Redeemed                                                  (1,131)       (2,348)       (4,450)       (4,248)
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) from
            capital share transactions                            (224)         (885)           78           (25)
                                                             =========     =========     =========     =========

      The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)
                         and Year Ended October 31, 2002

                                                                      U.S.                    REAL ESTATE
                                                                    MICRO-CAP                  SECURITIES
                                                                      FUND                        FUND
                                                             -----------------------     -----------------------
                                                             04/30/03      10/31/02      04/30/03      10/31/02
                                                             ---------     ---------     ---------     ---------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                      $  (2,849)    $  (7,547)    $     424     $   1,170
           Net realized gain (loss) from:
             Investments and transactions in futures           (72,071)      (65,900)         (206)        1,885
           Net unrealized appreciation (depreciation) on:
             Investments and transactions in futures           110,515       (92,811)        2,129        (1,722)
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                 from operations                                35,595      (166,258)        2,347         1,333
                                                             ---------     ---------     ---------     ---------
      Distributions to shareholders from:
           Net investment income                                    --            --          (774)       (1,155)
                                                             ---------     ---------     ---------     ---------
                Total distributions to shareholders                 --            --          (774)       (1,155)
                                                             ---------     ---------     ---------     ---------

      From capital share transactions:
           Proceeds from shares sold                            92,585       704,571         6,039        32,925
           Reinvested dividends                                     --            --           751         1,134
           Payments for shares redeemed                       (117,876)     (737,504)       (5,872)      (32,499)
                                                             ---------     ---------     ---------     ---------
                Net increase (decrease) in net assets
                  from capital share transactions              (25,291)      (32,933)          918         1,560
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) in net assets                10,304      (199,191)        2,491         1,738
Net assets at beginning of period                              401,068       600,259        20,181        18,443
                                                             ---------     ---------     ---------     ---------
NET ASSETS AT END OF PERIOD                                  $ 411,372     $ 401,068     $  22,672     $  20,181
                                                             =========     =========     =========     =========
Undistributed net investment income (loss)                   $  (2,849)    $      --     $    (335)    $      15
                                                             =========     =========     =========     =========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                       4,811        30,007           712         3,709
      Reinvested dividends                                          --            --            89           126
      Redeemed                                                  (6,138)      (32,045)         (695)       (3,592)
                                                             ---------     ---------     ---------     ---------
           Net increase (decrease) from
            capital share transactions                          (1,327)       (2,038)          106           243
                                                             =========     =========     =========     =========

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)
                         and Year Ended October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                                      CALIFORNIA
                                                                         BOND                        INTERMEDIATE
                                                                         FUND                        TAX-FREE FUND
                                                              ---------------------------     ---------------------------
                                                               04/30/03        10/31/02        04/30/03        10/31/02
                                                              -----------     -----------     -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income                              $    21,692     $    34,587     $     1,253     $     2,565
           Net realized gain (loss) from:
             Investments, options, swaps and futures               15,320          35,400             829             742
             Foreign currency transactions                          1,457           4,792              --              --
           Net unrealized appreciation (depreciation) on:
             Investments, options, swaps and futures               30,378         (25,789)            (34)         (1,199)
             Translation of assets and liabilities in
              foreign currencies                                     (409)            106              --              --
                                                              -----------     -----------     -----------     -----------
                Net increase in net assets from operations         68,438          49,096           2,048           2,108
                                                              -----------     -----------     -----------     -----------
      Distributions to shareholders from:
           Net investment income                                  (21,692)        (41,217)         (1,249)         (2,554)
           Net realized gains                                     (30,182)        (10,198)           (400)             --
                                                              -----------     -----------     -----------     -----------
                Total distributions to shareholders               (51,874)        (51,415)         (1,649)         (2,554)
                                                              -----------     -----------     -----------     -----------

      From capital share transactions:
           Proceeds from shares sold                              370,623         816,505           2,840           9,454
           Reinvested dividends                                    45,362          49,023             558             916
           Payments for shares redeemed                          (244,091)       (633,998)         (3,243)        (14,507)
                                                              -----------     -----------     -----------     -----------
                Net increase (decrease) in net assets
                  from capital share transactions                 171,894         231,530             155          (4,137)
                                                              -----------     -----------     -----------     -----------
           Net increase (decrease) in net assets                  188,458         229,211             554          (4,583)
Net assets at beginning of period                               1,150,534         921,323          60,570          65,153
                                                              -----------     -----------     -----------     -----------
NET ASSETS AT END OF PERIOD                                   $ 1,338,992     $ 1,150,534     $    61,124     $    60,570
                                                              ===========     ===========     ===========     ===========
Undistributed net investment income                           $     2,435     $     2,435     $        39     $        35
                                                              ===========     ===========     ===========     ===========

CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                         38,102          79,407             271             855
      Reinvested dividends                                          1,594           4,802              36              82
      Redeemed                                                    (23,268)        (61,852)           (293)         (1,307)
                                                              -----------     -----------     -----------     -----------
           Net increase (decrease) from
            capital share transactions                             16,428          22,357              14            (370)
                                                              ===========     ===========     ===========     ===========

      The accompanying notes are an integral part of these financial statements.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)
                         and Year Ended October 31, 2002

                                                                     MONEY MARKET
                                                                         FUND
                                                              ---------------------------
                                                               04/30/03        10/31/02
                                                              -----------     -----------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income                              $     4,697     $    13,282
           Net realized gain (loss) from:
             Investments, options, swaps and futures                   (2)              1
             Foreign currency transactions                             --              --
           Net unrealized appreciation (depreciation) on:
             Investments, options, swaps and futures                   --              --
             Translation of assets and liabilities in
              foreign currencies                                       --              --
                                                              -----------     -----------
                Net increase in net assets from operations          4,695          13,283
                                                              -----------     -----------
      Distributions to shareholders from:
           Net investment income                                   (4,697)        (13,282)
           Net realized gains                                          --              --
                                                              -----------     -----------
                Total distributions to shareholders                (4,697)        (13,282)
                                                              -----------     -----------

      From capital share transactions:
           Proceeds from shares sold                              292,163       1,130,299
           Reinvested dividends                                     4,049          13,091
           Payments for shares redeemed                          (355,613)     (1,050,809)
                                                              -----------     -----------
                Net increase (decrease) in net assets
                  from capital share transactions                 (59,401)         92,581
                                                              -----------     -----------
           Net increase (decrease) in net assets                  (59,403)         92,582
Net assets at beginning of period                                 870,105         777,523
                                                              -----------     -----------
NET ASSETS AT END OF PERIOD                                   $   810,702     $   870,105
                                                              ===========     ===========
Undistributed net investment income                           $        --     $        --
                                                              ===========     ===========

CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                        292,163       1,130,299
      Reinvested dividends                                          4,049          13,091
      Redeemed                                                   (355,612)     (1,050,810)
                                                              -----------     -----------
           Net increase (decrease) from
            capital share transactions                            (59,400)         92,580
                                                              ===========     ===========

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003

                                                       (UNAUDITED)
FREMONT GLOBAL FUND                                    SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED       -------------------------------------------------------------
                                                     APRIL 30, 2003     2002         2001         2000         1999         1998
                                                     --------------   ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $    9.50     $   10.65    $   13.52    $   14.75    $   14.13    $   14.16
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .09           .15          .24          .39          .41          .34
           Net realized and unrealized gain (loss)            .39         (1.18)       (2.56)         .89         1.89          .17
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .48         (1.03)       (2.32)        1.28         2.30          .51
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.06)         (.12)        (.16)        (.54)        (.50)        (.25)
           From net realized gains                             --            --         (.36)       (1.97)       (1.18)        (.29)
           Return of capital distribution                      --            --         (.03)          --           --           --
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.06)         (.12)        (.55)       (2.51)       (1.68)        (.54)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $    9.92     $    9.50    $   10.65    $   13.52    $   14.75    $   14.13
                                                        =========     =========    =========    =========    =========    =========
TOTAL RETURN                                                 5.03%        (9.85)%     (17.77)%       8.86%       17.37%        3.62%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $ 511,390     $ 508,214    $ 602,131    $ 799,490    $ 686,808    $ 631,165
      Ratio of net expenses to average net assets             .97%*         .95%         .93%         .90%         .86%         .85%
      Ratio of net investment income to
        average net assets                                   1.84%*        1.43%        1.97%        2.54%        2.85%        2.80%
      Portfolio turnover rate                                  44%          104%         173%         112%         113%          75%

                                                       (UNAUDITED)
FREMONT INTERNATIONAL GROWTH FUND                      SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED       -------------------------------------------------------------
                                                     APRIL 30, 2003     2002         2001         2000         1999         1998
                                                     --------------   ---------    ---------    ---------    ---------    ---------

SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $    6.32     $    7.50    $   12.13    $   13.01    $   10.34    $   10.37
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .02           .13          .16           --4          --4         .05
           Net realized and unrealized gain (loss)           (.14)        (1.42)       (3.81)        (.28)        3.69          .03
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations      (.12)        (1.29)       (3.65)        (.28)        3.69          .08
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.11)           --4        (.15)        (.02)        (.01)          --
           From net realized gains                             --            --         (.83)        (.58)       (1.01)        (.11)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.11)           --4        (.98)        (.60)       (1.02)        (.11)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      REDEMPTION FEE PROCEEDS8                                .01           .11          N/A          N/A          N/A          N/A
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $    6.10     $    6.32    $    7.50    $   12.13    $   13.01    $   10.34
                                                        =========     =========    =========    =========    =========    =========
TOTAL RETURN1                                               (1.70)%      (15.69)%     (32.21)%      (2.54)%      38.70%         .80%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $  23,456     $  23,086    $  45,417    $  86,517    $  59,974    $  41,623
      Ratio of net expenses to average net assets2           1.50%*        1.50%        1.50%        1.50%        1.50%        1.50%
      Ratio of gross expenses to average net assets2         2.18%*        1.99%        1.88%        1.70%        1.74%        1.65%
      Ratio of net investment income (loss)
        to average net assets                                  79%*         .07%         .07%        (.04)%        .04%         .53%
      Portfolio turnover rate                                   3%          114%          50%          43%          76%         106%

For footnote references, see "Notes to Financial Highlights" on page 78.

      The accompanying notes are an integral part of these financial statements.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003

                                                                   (UNAUDITED)
                                                                   SIX MONTHS                                        PERIOD FROM
                                                                      ENDED                 YEAR ENDED               12/29/00 TO
FREMONT LARGE CAP VALUE FUND                                     APRIL 30, 2003          OCTOBER 31, 2002              10/31/01
-------------------------------------------------                --------------          ----------------              --------

SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD                         $    5.96                 $    7.91                 $   10.00
                                                                   ---------                 ---------                 ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                                         .01                       --4                        --
           Net realized and unrealized gain (loss)                       .53                     (1.95)                    (2.09)
                                                                   ---------                 ---------                 ---------
                Total income from investment operations                  .54                     (1.95)                    (2.09)
                                                                   ---------                 ---------                 ---------
      LESS DISTRIBUTIONS
           From net investment income                                   (.02)                      --4                        --
                                                                   ---------                 ---------                 ---------
                Total distributions                                     (.02)                      --4                        --
                                                                   ---------                 ---------                 ---------
      NET ASSET VALUE, END OF PERIOD                               $    6.48                 $    5.96                 $    7.91
                                                                   =========                 =========                 =========
TOTAL RETURN1                                                           9.03%                   (24.63)%                  (20.90)%

RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)                     $   8,413                 $  22,224                 $  27,191
      Ratio of net expenses to average net assets2                      1.20%*                    1.20%                     1.20%*
      Ratio of gross expenses to average net assets2                    1.95%*                    1.45%                     2.09%*
      Ratio of net investment income
        to average net assets                                            .58%*                     .08%                      .06%*
      Portfolio turnover rate                                             48%                       59%                        5%

                                                                  (UNAUDITED)
                                                                  SIX MONTHS                                          PERIOD FROM
                                                                     ENDED                  YEAR ENDED                09/28/01 TO
FREMONT LARGE CAP GROWTH FUND                                    APRIL 30, 2003          OCTOBER 31, 2002+             10/31/01+
-------------------------------------------------                --------------          -----------------             ---------

SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD                         $    7.96                 $    9.16                 $    9.24
                                                                   ---------                 ---------                 ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment loss                                          (.01)                     (.04)                      --4
           Net realized and unrealized loss                             (.31)                    (1.16)                     (.08)
                                                                   ---------                 ---------                 ---------
                Total income from investment operations                 (.32)                    (1.20)                     (.08)
                                                                   ---------                 ---------                 ---------
      NET ASSET VALUE, END OF PERIOD                               $    7.64                 $    7.96                 $    9.16
                                                                   =========                 =========                 =========
TOTAL RETURN1                                                          (4.02)%                  (13.10)%                    (.87)%

RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)                     $  16,829                 $   3,260                 $     496
      Ratio of net expenses to average net assets2                      1.40%*                    1.40%                      .15%++
      Ratio of gross expenses to average net assets2                    2.94%*                    5.10%                     4.02%++
      Ratio of net investment loss to average net assets                (.80)%*                   (.76)%                    (.04)%++
      Portfolio turnover rate                                             19%                       61%                        2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The per-share figures of the Financial Highlights have been restated to reflect the December 31, 2001 stock split.

++   Not annualized.

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003

                                                       (UNAUDITED)
FREMONT STRUCTURED CORE FUND                           SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED       -------------------------------------------------------------
                                                     APRIL 30, 2003     2002         2001         2000         1999         1998
                                                     --------------   ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $    9.03     $   10.90    $   15.59    $   15.70    $   15.56    $   14.96
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .03           .07          .08          .10          .14          .20
           Net realized and unrealized gain (loss)            .16         (1.87)       (4.00)         .98         3.20          .87
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .19         (1.80)       (3.92)        1.08         3.34         1.07
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.08)         (.07)        (.02)        (.11)        (.16)        (.17)
           From net realized gains                             --            --         (.75)       (1.08)       (3.04)        (.30)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.08)         (.07)        (.77)       (1.19)       (3.20)        (.47)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $    9.14     $    9.03    $   10.90    $   15.59    $   15.70    $   15.56
                                                        =========     =========    =========    =========    =========    =========
TOTAL RETURN                                                 2.16%       (16.65)%     (26.07)%       7.18%       24.24%        7.30%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $  62,407     $  63,676    $  86,546    $ 124,030    $ 142,759    $ 159,375
      Ratio of net expenses to average net assets            1.08%*        1.01%         .93%         .87%         .82%         .82%
      Ratio of net investment income
        to average net assets                                 .63%*         .61%         .61%         .58%         .82%        1.25%
      Portfolio turnover rate                                  84%           74%          69%          68%          80%         111%

                                                       (UNAUDITED)
FREMONT U.S. SMALL CAP FUND                            SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED      -------------------------------------------------------------
                                                     APRIL 30, 2003    2002         2001         2000         1999         1998
                                                     --------------  ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $    7.66    $   11.11    $   18.70    $   15.74    $    8.87    $    9.57
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment loss                               (.06)        (.13)        (.07)        (.08)        (.02)        (.04)
           Net realized and unrealized gain (loss)            .58        (3.32)       (5.84)        4.42         7.49         (.66)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .52        (3.45)       (5.91)        4.34         7.47         (.70)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                          --           --           --           --           --           --4
           From net realized gains                             --           --        (1.68)       (1.38)        (.60)          --4
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                Total distributions                            --           --        (1.68)       (1.38)        (.60)          --4
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $    8.18    $    7.66    $   11.11    $   18.70    $   15.74    $    8.87
                                                        =========    =========    =========    =========    =========    =========

TOTAL RETURN1                                                6.79%      (31.05)%     (33.73)%      27.75%       84.60%       (7.29)%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $  34,352    $  31,563    $  46,060    $  72,067    $  29,579    $   7,367
      Ratio of net expenses to average net assets2           1.60%*       1.56%        1.50%        1.50%        1.50%        1.50%
      Ratio of gross expenses to average net assets2         1.94%*       1.88%        1.89%        1.83%        2.15%        2.85%
      Ratio of net investment loss
        to average net assets                               (1.36)%*     (1.27)%       (.52)%       (.45)%       (.75)%       (.52)%
      Portfolio turnover rate                                 159%         108%         134%         148%         161%         273%

For footnote references, see "Notes to Financial Highlights" on page 78.

      The accompanying notes are an integral part of these financial statements.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003

                                                       (UNAUDITED)
FREMONT U.S. MICRO-CAP FUND                             SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED      -------------------------------------------------------------
                                                     APRIL 30, 2003    2002         2001         2000         1999         1998
                                                     --------------  ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $   18.43    $   25.22    $   34.99    $   28.36    $   16.34    $   22.69
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)                      (.14)        (.35)        (.13)         .02         (.18)        (.25)
           Net realized and unrealized gain (loss)           1.84        (6.44)       (6.69)       13.03        17.94        (4.86)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                Total income from investment operations      1.70        (6.79)       (6.82)       13.05        17.76        (5.11)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                          --           --           --         (.02)          --           --
           From net realized gains                             --           --        (2.95)       (6.40)       (5.74)       (1.24)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                Total distributions                            --           --        (2.95)       (6.42)       (5.74)       (1.24)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $   20.13    $   18.43    $   25.22    $   34.99    $   28.36    $   16.34
                                                        =========    =========    =========    =========    =========    =========

TOTAL RETURN                                                 9.16%      (26.92)%     (20.05)%      46.07%      110.46%      (23.45)%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $ 411,372    $ 401,068    $ 600,259    $ 825,973    $ 300,503    $ 120,016
      Ratio of net expenses to average net assets2           1.66%*       1.61%        1.60%        1.57%        1.82%        1.94%
      Ratio of net investment income (loss)
        to average net assets                               (1.41)%*     (1.33)%       (.47)%        .06%        (.97)%      (1.22)%
      Portfolio turnover rate                                  46%          68%          90%         117%         164%         170%

                                                       (UNAUDITED)
FREMONT REAL ESTATE SECURITIES FUND                    SIX MONTHS                       YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED      -------------------------------------------------------------
                                                     APRIL 30, 2003    2002         2001         2000         1999         1998
                                                     --------------  ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $    8.12    $    8.22    $    7.79    $    7.51    $    7.98    $   10.00
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .31          .39          .21          .43          .35          .19
           Net realized and unrealized gain (loss)            .64         (.11)         .61          .35         (.34)       (2.07)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .95          .28          .82          .78          .01        (1.88)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.32)        (.38)        (.36)        (.43)        (.39)        (.14)
           From net realized gains                             --           --         (.03)        (.07)        (.09)          --
                                                        ---------    ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.32)        (.38)        (.39)        (.50)        (.48)        (.14)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $    8.75    $    8.12    $    8.22    $    7.79    $    7.51    $    7.98
                                                        =========    =========    =========    =========    =========    =========
TOTAL RETURN1                                               11.90%        3.12%       10.43%       10.59%        (.07)%     (18.78)%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $  22,672    $  20,181    $  18,443    $  25,829    $  31,499    $  33,482
      Ratio of net expenses to average net assets2,6         1.50%*       1.50%        1.50%        1.50%        1.50%        1.09%*
      Ratio of gross expenses to average net assets2,6       1.91%*       1.62%        2.06%        2.10%        1.88%        1.80%*
      Ratio of net investment income
        to average net assets                                4.13%*       4.19%        4.14%        5.51%        4.32%        4.10%*
      Portfolio turnover rate                                  29%          79%         122%          91%         198%         196%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003


                                                       (UNAUDITED)
FREMONT BOND FUND                                      SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED       -------------------------------------------------------------
                                                     APRIL 30, 2003     2002         2001         2000         1999         1998
                                                     --------------   ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $   10.51     $   10.57    $    9.73    $    9.66    $   10.44    $   10.23
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .18           .41          .54          .61          .60          .60
           Net realized and unrealized gain (loss)            .39           .13          .95          .15         (.60)         .41
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .57           .54         1.49          .76           --         1.01
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.18)         (.47)        (.53)        (.69)        (.60)        (.62)
           From net realized gains                           (.27)         (.13)        (.12)          --         (.18)        (.18)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.45)         (.60)        (.65)        (.69)        (.78)        (.80)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $   10.63     $   10.51    $   10.57    $    9.73    $    9.66    $   10.44
                                                        =========     =========    =========    =========    =========    =========
TOTAL RETURN1                                                5.67%         5.43%       15.79%        8.33%         .01%       10.31%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $1,338,992    $1,150,534   $ 921,323    $ 227,450    $ 184,435    $ 228,001
      Ratio of net expenses to average net assets2,7          .58%*         .59%         .57%      1.83%3          .60%         .60%
      Ratio of gross expenses to average net assets2,7        .63%*         .64%         .63%        1.90%         .67%         .72%
      Ratio of net investment income to
        average net assets                                   3.47%*        3.75%        4.90%        6.44%        6.01%        5.92%
      Portfolio turnover rate                                  48%           81%         160%         176%         298%         256%

                                                       (UNAUDITED)
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND          SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED       -------------------------------------------------------------
                                                     APRIL 30, 2003     2002         2001         2000         1999         1998
                                                     --------------   ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $   11.08     $   11.16    $   10.87    $   10.67    $   11.25    $   10.99
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .23           .48          .51          .50          .51          .51
           Net realized and unrealized gain (loss)            .14          (.08)         .29          .21         (.58)         .26
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .37           .40          .80          .71         (.07)         .77
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.23)         (.48)        (.51)        (.51)        (.51)        (.51)
           From net realized gains                           (.07)           --           --           --4          --           --
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.30)         (.48)        (.51)        (.51)        (.51)        (.51)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $   11.15     $   11.08    $   11.16    $   10.87    $   10.67    $   11.25
                                                        =========     =========    =========    =========    =========    =========
TOTAL RETURN1                                                3.39%         3.65%        7.49%        6.78%        (.68)%       7.16%
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $  61,124     $  60,570    $  65,153    $  62,800    $  63,919    $  64,011
      Ratio of net expenses to average net assets2            .55%*         .53%         .49%         .49%         .45%         .47%
      Ratio of gross expenses to average net assets2          .69%*         .67%         .69%         .70%         .64%         .67%
      Ratio of net investment income
        to average net assets                                4.15%*        4.32%        4.57%        4.70%        4.59%        4.55%
      Portfolio turnover rate                                  47%           22%           6%          13%           6%           9%

For footnote references, see "Notes to Financial Highlights" on page 78.

      The accompanying notes are an integral part of these financial statements.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003


                                                       (UNAUDITED)
FREMONT MONEY MARKET FUND                              SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------------------------------------         ENDED       -------------------------------------------------------------
                                                     APRIL 30, 2003     2002         2001         2000         1999         1998
                                                     --------------   ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD              $    1.00     $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                              .01           .02          .05          .06          .05          .05
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations       .01           .02          .05          .06          .05          .05
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                        (.01)         (.02)        (.05)        (.06)        (.05)        (.05)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                          (.01)         (.02)        (.05)        (.06)        (.05)        (.05)
                                                        ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                    $    1.00     $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                        =========     =========    =========    =========    =========    =========
TOTAL RETURN                                                  .54%         1.77%        4.67%        5.99%      4.89%1       5.45%1
RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)          $ 810,702     $ 870,105    $ 777,523    $ 707,992    $ 760,950    $ 717,291
      Ratio of net expenses to average net assets             .41%*         .42%         .42%         .42%         .37%         .29%
      Ratio of gross expenses to average net assets2,5        .41%*         .42%         .42%         .42%         .42%         .44%
      Ratio of net investment income
        to average net assets2,5                             1.09%*        1.75%        4.54%        5.80%        4.83%        5.33%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Highlights - April 30, 2003 (Unaudited)

The following notes relate to the Financial Highlights of the Funds presented on pages 72 through 77:

     1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

     2    See Note 4 of " Notes to Financial Statements."

     3 Ratio of net expenses to average net assets excluding interest expense is 0.62%.

     4    Less than $0.01 per share.

     5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

     6 Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

     7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.

     8    Redemption fee proceeds instituted on April 19, 2002.

     *    Annualized.

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, eleven of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

     The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

  A. SECURITY VALUATION

     Investments, including futures and options, are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based on the relative values of the positions held by each party to the contracts.

     As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

  B. SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

     Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

  D. INCOME TAXES

     No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

     Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

     Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

  E. ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F. FOREIGN CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain
     (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

     foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

2.   REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2003, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3.   DERIVATIVE FINANCIAL INSTRUMENTS

     Consistent with their investment objectives, certain Funds have the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, program, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

          Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates to establish more definitely the effective return on securities or currencies held or intended to be acquired.

          Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particularly desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

          Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

          Purchase put options on an underlying security, interest rate or currency as a defensive technique to protect against an anticipated decline in the value of the security or currency.

          Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

          Engage in forward currency transactions in anticipation of, or to protect the Fund against fluctuations in exchange rates.

          Engage in interest rate, credit, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded that desired return.

          Engage in long positions in Put and Call swaptions (options on swaps), for the right to pay or receive a predetermined fixed rate in exchange for LIBOR at some time in the future. As with other options, swaptions can be utilized to gain exposure to the price activity, or volatility, of an underlying security, index or interest rate which can be used to protect the value of a portfolio's existing holdings.

          Engage in writing Put and Call swaptions (options on swaps), for the purposes of generating premium income, or in the case of a written put swaption, to gain exposure to fixed interest rates at a lower cost than investing directly in a receiver fixed rate interest rate swap.

     In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

  A. FUTURES

     A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

     At April 30, 2003, the open futures contracts were as follows:

                                                                                       NET UNREALIZED
                                         CONTRACTS   EXPIRATION      NOTIONAL           APPRECIATION
                                          TO BUY        DATE          AMOUNT           (DEPRECIATION)
                                        -------------------------------------------------------------
GLOBAL FUND
Canadian 10 Year Treasury Bond              29       Jun '03     CN$       2,144         $      26
German 10 Year Government
   Euro Bond                                94       Jun '03     [EURO]    9,702              (32)
Australian 10 Year Treasury Bond            31       Jun '03     AU$          13                13
                                                                                         ---------
                                                                                         $       7
                                                                                         =========
STRUCTURED CORE
S&P 500 Index                                9       Jun '03     $         1,874         $     187
                                                                                         ---------
                                                                                         $     187
                                                                                         =========
BOND FUND
90 Day LIBOR                                31       Dec '03     [POUND]   6,002              (15)
90 Day LIBOR                               176       Mar '04     [POUND]  34,018              (71)
EURIBOR                                     58       Jun '03     [EURO]   15,719               108
EURIBOR                                    218       Sep '03     [EURO]   59,380               182
EURIBOR                                    112       Dec '03     [EURO]   30,593                 2
EURIBOR                                     31       Mar '04     [EURO]    8,478              (17)
EURIBOR Options December Futures           218       Dec '03     [EURO]                          3
                                                                                         ---------
                                                                                         $     192
                                                                                         =========
                                                                                     NET UNREALIZED
                                         CONTRACTS   EXPIRATION    NOTIONAL           APPRECIATION
                                          TO SELL       DATE        AMOUNT           (DEPRECIATION)
                                        -----------------------------------------------------------
GLOBAL FUND
Japanese 10 Year Government Bond             2       Jun '03     [YEN]     2,401         $     (7)
UK 10 Year Gilt                             38       Jun '03     [POUND]   2,910                55
                                                                                         ---------
                                                                                         $      48
                                                                                         =========
BOND FUND
EURIBOR Options June Futures                73       Jun '03     [EURO]       39         $      39
EURIBOR Options September Futures          107       Sep '03     [EURO]       50                38
EURIBOR Options December Futures           363       Dec '03     [EURO]      288               280
EURIBOR Options March Futures               73       Mar '04     [EURO]       51                11
                                                                                         ---------
                                                                                         $     368
                                                                                         =========

     Various  U.S.  Treasury  securities,   as  footnoted  on  the  Schedule  of
     Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

  B. SWAP AGREEMENTS

     In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments.

     At April 30, 2003, the Funds had the following open swap agreements:

                                                                                   MATURITY
                PAY                                             RECEIVE              DATE           NOTIONAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
   Australian AM Overnight Cash Ref Rate Mid Fix          Fixed Rate 4.000%        08/20/10         AU$        3,900      $   --
   Australian AM Overnight Cash Ref Rate Mid Fix          Fixed Rate 4.000%        08/20/15         AU$        4,200          --
   Australian AM Overnight Cash Ref Rate Mid Fix          Fixed Rate 4.000%        08/20/20         AU$        5,300          --
                                                                                                                          ------
                                                                                                                          $   --
                                                                                                                          ======
BOND FUND
   6 Month LIBOR                                          Fixed Rate 4.000%        03/17/05         [POUND]   26,500      $   77
   Fixed Rate 5.000%                                      6 Month LIBOR            03/15/17         [POUND]    6,500          49
   6 Month EURIBOR                                        Fixed Rate 6.000%        03/15/17         [EURO]     8,000          74
   Fixed Rate 5.000%                                      6 Month LIBOR            03/15/32         [POUND]    1,800         (13)
   6 Month EURIBOR                                        Fixed Rate 6.000%        03/15/32         [EURO]     5,900         120
                                                                                                                          ------
                                                                                                                          $  307
                                                                                                                          ======

The Bond Fund received and paid premiums of $211 and $86, respectively and at April 30, 2003, the unrealized gain was $182.

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

  C. OPTIONS

     Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss it the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

     Transactions in written put and call options for the six months ended April 30, 2003 for the Bond Fund were as follows:

                                                             BOND FUND
                                                             ---------
                                                    AMOUNT OF        NUMBER OF
                                                    PREMIUMS         CONTRACTS
                                                   -----------------------------
Options outstanding at October 31, 2002                $2,536        63,401,090
Options sold                                              994        11,101,503
Options cancelled in closing purchase
   transactions
Options expired prior to exercise                        (532)             (903)
Options exercised                                          --                --
                                                   -----------------------------
Options outstanding at April 30, 2003                  $2,998        74,501,690
                                                   =============================

   The following written options were outstanding at April 30, 2003:

                                                               NUMBER
                                                                 OF         EXERCISE     EXPIRATION
                        NAME OF ISSUER                        CONTRACTS       PRICE         DATE         VALUE
---------------------------------------------------------------------------------------------------------------
BOND FUND
Call Options:      US Treasury Note 10 Year Futures                 140          116       May '03         $ 48
                   3 Month LIBOR                              5,500,000        4.00%       Aug '03           38
                   3 Month LIBOR                              4,200,000        3.50%       Dec '03           37
                   3 Month LIBOR                             18,600,000        6.00%       Jun '05        1,544
                   3 Month LIBOR                             17,000,000        5.50%       Jun '05        1,157
                   Jun 2003 Euro Dollar Futures                     246        98.75       Jun '03           62
Put Options:       US Treasury Note 10 Year Futures                 484          110       May '03           15
                   US Treasury Note 10 Year Futures                 455          110       Aug '03          220
                   Jun 2003 EURO Dollar Futures                      75        98.00       Jun '03
                   Dec 2003 Euro Dollar Futures                     222        98.00       Dec '03           18
                   Mar 2004 Euro Dollar Futures                      68        97.75       Mar '04           14
                   3 Month LIBOR                              1,400,000        5.50%       Dec '03            5
                   3 Month LIBOR                             17,000,000        7.00%       Jan '05          121
                   3 Month LIBOR                             10,800,000        6.70%       Jan '05          136
                                                                                                         ------
                                                                                                         $3,415
                                                                                                         ======

     The Bond Fund received premiums of $2,998 on these contracts and at April 30, 2003, the unrealized loss was $417.

  D. FORWARD FOREIGN CURRENCY CONTRACTS

     A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

     At April 30, 2003, the underlying values for open foreign currency contracts were as follows:

                                                                                                         NET UNREALIZED
              TO RECEIVE           FOREIGN              SETTLEMENT         INITIAL                        APPRECIATION
             (TO DELIVER)         CURRENCY                 DATES            VALUE      CURRENT VALUE     (DEPRECIATION)
             ----------------------------------------------------------------------------------------------------------
GLOBAL FUND
                   17,050      Australian Dollar     5/15/03-6/18/03     $   10,120       $   10,643           $   523
                     (950)     Australian Dollar         6/18/03               (579)            (592)              (13)
                    1,310      British Pound             6/18/03              2,054            2,089                35
                  (11,350)     British Pound             6/18/03            (17,767)         (18,100)             (333)
                    1,640      Canadian Dollar           6/18/03              1,104            1,140                36
                   (5,490)     Canadian Dollar           6/18/03             (3,727)          (3,818)              (91)
                   17,817      Euro                  5/15/03-6/18/03         19,026           19,900               873
                  (58,996)     Euro                  5/15/03-6/18/03        (63,133)         (65,892)           (2,759)
                1,375,000      Japanese Yen          5/15/03-6/18/03         11,709           11,563              (146)
               (1,570,000)     Japanese Yen          5/15/03-6/18/03        (13,026)         (13,196)             (170)
                  (10,200)     New Zealand Dollar    5/15/03-6/18/03         (5,569)          (5,696)             (127)
                  (12,500)     Norwegian Kroner          5/15/03             (1,786)          (1,785)                1
                   (5,600)     Singapore Dollar          5/16/03             (3,211)          (3,157)               54
                    4,300      Swedish Krona             6/18/03                508              524                16
                   (2,100)     Swedish Krona             6/18/03               (249)            (256)               (7)
                    2,110      Swiss Franc               6/18/03              1,557            1,560                 3
                   (1,400)     Swiss Franc               6/18/03             (1,029)          (1,035)               (6)
                                                                                                               -------
                                                                                                               $(2,111)
                                                                                                               =======
BOND FUND
                     (793)     British Pound             5/15/03             (1,228)          (1,267)          $   (39)
                    1,307      Euro                      5/15/03              1,429            1,461                32
                  (10,183)     Euro                      5/15/03            (10,931)         (11,380)             (449)
                                                                                                               -------
                                                                                                               $  (456)
                                                                                                               =======

4.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                   Advisory Fee                                                   Advisory Fee
------------------------------------------------------------------------------------------------------------------------------

Global Fund                  0.60%                         Real Estate Securities Fund*   0.85%

International Growth Fund*   1.00%                         Bond Fund*                     0.40%

Large Cap Value Fund*        0.75%                         California Intermediate        0.40% on first $25 million
                                                           Tax-Free Fund*

Large Cap Growth*            0.95%                                                        0.35% on next $25 million

Structured Core Fund         0.50%                                                        0.30% on next $50 million

U.S. Small Cap Fund*         1.00%                                                        0.25% on next $50 million

U.S. Micro-Cap Fund**        2.50% on first $30 million                                   0.20% on balance over $150 million
                             2.00% on next $70 million
                             1.50% on balance over         Money Market Fund              0.30% on first $50 million
                             $100 million                                                 0.20% on balance over $50 million

* The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

For administrative services received, each Fund, except for the U.S. Micro-Cap Fund and the Real Estate Securities Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All administrative fees waived in the past cannot be recouped in the future.

Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

For the International Growth Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the Large Cap Value Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, and the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to 1.20%, 1.40%, 1.60%, and 0.55%, respectively of average net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor has not recouped waivers and reimbursements of $659, $256, $133, $649, $379 and $368, respectively, from the International Growth Fund, the Large Cap Value
Fund, the Large Cap Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund as of April 30, 2003.

Effective April 19, 2002, the International Growth Fund imposed a short-term redemption fee on shares purchased and held less than 30 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds. For the six months ended April 30, 2003, the International Growth Fund received redemption fees of $28.

84  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

AFFILIATED COMPANY TRANSACTIONS

The U.S. Micro-Cap Fund had investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2003:

                              SHARE                                                                   SHARE
                             BALANCE       AGGREGATE     AGGREGATE          NET                      BALANCE        VALUE
                           OCTOBER 31,     PURCHASE        SALES         REALIZED                   APRIL 30,     APRIL 30,
ISSUER                        2002           COST          COST         GAIN/(LOSS)     INCOME        2003           2003
                           ------------------------------------------------------------------------------------------------
American Science &
  Engineering, Inc.           488,900           $ 12      $ 5,678         $ (3,493)       $ --             --*      $   --*
Anarem Microwave, Inc.             --            583           --               --          --      1,113,400        8,351
Benihana, Inc. (Class A)      432,745             --        1,738             (760)         --             --*          --*
BHA Group Holdings, Inc.
  (Class A)                        --          1,019            6               --          --        341,000        7,234
California Micro
  Devices Corp.             1,089,500             --          231           (1,160)         --      1,058,700        3,367
Endocare, Inc.                     --          1,388          741           (3,015)         --      1,400,200        5,601
hi/fn, Inc.                   589,100          1,946           --               --          --        912,800        4,747
MDSI Mobile Data
  Solutions, Inc.             414,700             --           --               --          --        414,700        1,451
Micro Component
  Technology, Inc.            720,900             --          226           (3,964)         --            --*          --*
NeoPharm, Inc.              1,134,500          1,954        1,255             (247)         --      1,225,200       17,888
Northern Technologies
  International Corp.         330,450             --           --               --          --        330,450        1,685
PDF Solutions, Inc.                --          2,938           --               --          --      1,225,200        9,066
Perma-Fix Environmental
  Services, Inc.                   --          1,771           --               --          --      1,911,800        3,862
RIT Technologies Ltd.         876,900             --           --               --          --        876,900          877
Rimage Corp.                  852,600             --           --               --          --        852,600        8,867
Sensytech, Inc.                    --          3,294          756               99          --        336,700        3,367
Stratos Lightwave, Inc.       538,340            340           --               --          --        595,340        2,250
Zygo Corp.                    973,200          1,244        3,568           (5,307)         --             --*          --*
                                             -------------------------------------------------                      -------
                                             $16,489      $14,199         $(17,847)       $ --                      $78,613
                                             =================================================                      =======

* Issuer is not an affiliated company at April 30, 2003.

                                                        FREMONT MUTUAL FUNDS  85

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

     OTHER RELATED PARTIES

     At April 30, 2003, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts and affiliated companies, owned directly or indirectly the following approximate percentages of the various
     Funds:

                                             % OF SHARES OUTSTANDING
                                             -----------------------

     Global Fund                                       64%
     International Growth Fund                         57%
     Large Cap Value Fund                              17%
     Large Cap Growth Fund                              4%
     Structured Core Fund                              15%
     U.S. Small Cap Fund                               19%
     U.S. Micro-Cap Fund                               --%
     Real Estate Securities Fund                       14%
     Bond Fund                                         36%
     California Intermediate Tax-Free Fund             60%
     Money Market Fund                                 85%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of April 30, 2003, the U.S. Small Cap Fund and U.S. Micro Cap Fund had 0% and 13%, respectively invested in the Fremont Money Market Fund. As of April 30, 2003, 12% of the Money Market Fund is held by Fremont Funds. The U.S. Small Cap Fund and U.S. Micro Cap Fund earned dividends of $17 and $319, respectively from the Money Market Fund during the six months ended April 30, 2003.

5.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2003 were as follows:

                                                   PURCHASES        PROCEEDS
                                                   ---------        --------

     Long-term securities excluding U.S. Government securities:
        Global Fund                                 $204,124        $226,202
        International Growth Fund                      2,122             568
        Large Cap Value Fund                           7,952          21,502
        Large Cap Growth Fund                         14,568           1,240
        Structured Core Fund                          49,193          52,344
        U.S. Small Cap Fund                           52,472          47,839
        U.S Micro-Cap Fund                           152,801         177,912
        Real Estate Securities Fund                    5,731           5,752
        Bond Fund                                    250,986         301,703
        California Intermediate Tax-Free Fund         29,047          27,715
     Long-term U.S. Government securities:
        Global Fund                                    5,906          14,045
        Bond Fund                                    202,633         118,639

6.   PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

86  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

7.   FEDERAL INCOME TAX MATTERS

     As of April 30, 2003, the tax basis components of net assets were as follows:

                                                                                       LARGE CAP
                                            GLOBAL     INTERNATIONAL    LARGE CAP       GROWTH       STRUCTURED     U.S. SMALL
                                             FUND       GROWTH FUND    VALUE FUND        FUND         CORE FUND      CAP FUND
                                         -------------------------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES     $  539,350     $   27,404     $    8,068     $   16,930     $   57,176     $   31,770
                                         =====================================================================================
Gross tax unrealized appreciation        $   34,094     $      545     $      584     $      658     $    7,274     $    3,429
Gross tax unrealized depreciation           (62,729)        (4,626)          (192)          (224)        (2,226)          (854)
                                         -------------------------------------------------------------------------------------
Net tax unrealized appreciation
  (depreciation) on investments             (28,635)        (4,081)           392            434          5,048          2,575
Net tax appreciation (depreciation)
  on derivatives and foreign-currency
  denominated assets and liabilities         (1,811)            11             --             --            187             --
                                         -------------------------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION
  (DEPRECIATION)                            (30,446)        (4,070)           392            434          5,235          2,575
UNDISTRIBUTED ORDINARY INCOME (LOSS)          2,992             79             18            (22)            38           (232)
UNDISTRIBUTED LONG-TERM GAINS
  (CAPITAL LOSS CARRYFORWARD)              (151,953)       (16,298)       (13,368)          (679)       (22,663)       (38,066)
PAID IN CAPITAL                             690,797         43,745         21,371         17,096         79,797         70,075
                                         -------------------------------------------------------------------------------------
NET ASSETS                               $  511,390     $   23,456     $    8,413     $   16,829     $   62,407     $   34,352
                                         =====================================================================================

                                                                                                     CALIFORNIA
                                                      U.S.          REAL ESTATE                     INTERMEDIATE     MONEY MARKET
                                                 MICRO CAP FUND   SECURITIES FUND     BOND FUND     TAX-FREE FUND        FUND
                                                  -------------------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES              $   492,382      $    22,524      $ 1,364,549      $    60,732      $   811,562
                                                  ===============================================================================
Gross tax unrealized appreciation                 $    49,011      $     1,182      $    33,593      $     2,633      $        --
Gross tax unrealized depreciation                    (131,246)            (534)          (2,813)              (6)              --
                                                  -------------------------------------------------------------------------------
Net tax unrealized appreciation (depreciation)
  on investments                                      (82,235)             648           30,780            2,627               --
Net tax appreciation on derivatives and
  foreign-currency denominated assets
  and liabilities                                          --               --            2,451               --               --
                                                  -------------------------------------------------------------------------------
NET TAX UNREALIZED APPRECIATION (DEPRECIATION)        (82,235)             648           33,231            2,627               --
UNDISTRIBUTED ORDINARY INCOME (LOSS)                   (2,849)            (335)           2,435               39               --
UNDISTRIBUTED LONG-TERM GAINS
  (CAPITAL LOSS CARRYFORWARD)                        (172,773)          (4,027)          10,570              829              (23)
PAID IN CAPITAL                                       669,229           26,386        1,292,756           57,629          810,725
                                                  -------------------------------------------------------------------------------
NET ASSETS                                        $   411,372      $    22,672      $ 1,338,992      $    61,124      $   810,702
                                                  ===============================================================================

     The tax composition of dividends (other than return of capital dividends for the six months) was as follows:

                                                                LONG-TERM
                                          ORDINARY INCOME     CAPITAL GAINS
---------------------------------------------------------------------------
Global Fund                                   $ 2,970              $ --
International Growth Fund                         404                --
Large Cap Value Fund                               58                --
Structured Core Fund                              582                --
Real Estate Securities Fund                       774                --
Bond Fund                                      42,331             9,543
California Intermediate Tax-Free Fund           1,249               400
Money Market Fund                               4,697                --

                                                        FREMONT MUTUAL FUNDS  87

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2003 (Unaudited)
            (All dollars in thousands except par and exercise prices)

     For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2002 that may reduce distributions of realized gains in future years.

                                                                                                             REAL ESTATE   MONEY
               GLOBAL     INTERNATIONAL   LARGE CAP    LARGE CAP    STRUCTURED    U.S. SMALL    U.S. MICRO    SECURITIES   MARKET
EXPIRING IN     FUND       GROWTH FUND   VALUE FUND   GROWTH FUND   CORE FUND      CAP FUND      CAP FUND        FUND       FUND
---------------------------------------------------------------------------------------------------------------------------------
2009          $ 52,951       $ 3,531       $   62       $     1       $10,403       $ 9,406       $27,063       $  589       $21
2010            61,778        12,562        6,982           385         8,819        13,490        65,655        3,144        --
              ------------------------------------------------------------------------------------------------------------------
              $114,729       $16,093       $7,044       $   386       $19,222       $22,896       $92,718       $3,733       $21
              ==================================================================================================================

8.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% of the unused balance of the LOC.

     Borrowing activity under the line of credit for the six months ended April 30, 2003 was as follows:

                                                                                 AMOUNT
                        AVERAGE AMOUNT   MAXIMUM AMOUNT                       OUTSTANDING AT
FUND                     OUTSTANDING      OUTSTANDING     INTEREST EXPENSE    APRIL 30, 2003
--------------------------------------------------------------------------------------------
Global Fund                 $  379           $7,286           $    3                $ --
Large Cap Value Fund            24              978               --*                 --
U.S. Small Cap Fund             66            1,365                1                  --
U.S. Micro Cap Fund              9            1,640               --*                 --
                                                              --------------------------
                                                              $    4                $ --
                                                              ==========================

* Less than $1,000.

88  FREMONT MUTUAL FUNDS

FREMONT FUNDS
-------------
333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontfunds.com


Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001a-0306

[GRAPHIC OMITTED]

Fremont prides itself on being a
" Partner to Champions."
                  --E. Douglas Taylor

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                                             Semi-Annual Report | April 30, 2003

o  Fremont Institutional U.S. Micro-Cap Fund
o  Fremont Institutional Yield+ Fund

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------


[PHOTO]
Fremont prides itself on being a
 "Partner to Champions."


Dear Fremont Fund Shareholders,

It is a pleasure to report good news. So far this year we have seen some recovery in the stock markets. As a consequence, we can report positive year-to-date performance for 11 out of 13 Fremont Funds for the six-month period ended April 30. Since I joined Fremont Investment Advisors in January as its CEO, I have been encouraged, not only by the performance of our products, but by the high standards of excellence embraced by our employees and sub-advisors and those closely involved in our business.

We are entering a period of significant change at Fremont. In January we announced the beginning of a process that will eventually lead to the sale of Fremont Investment Advisors' investment management and mutual fund businesses. We are confident we will find a buyer that will maintain Fremont's high investment and client service standards. In the interim, we will continue to work diligently to improve all facets of our business.

Fremont prides itself on being a "Partner to Champions." Through the years, we have searched for the very best outside investment talent to serve as sub-advisors to our funds. And we have been very successful. On May 15, we celebrated the 25th anniversary of Fremont's relationship with PIMCO, sub-advisor to the Fremont Bond Fund. Bill Gross, PIMCO's Chief Investment Officer, is widely acknowledged to be one of the best fixed income managers in the world. We have partnered with another leading investor, Bob Kern of Kern Capital Management, for almost two decades. Bob is one of the pioneers and leading practitioners of micro-cap investing.

One of the principal advantages of investing in the Fremont family of funds is that when one or more of our sub-advisors fail to achieve our objective of consistently superior performance, we replace them. As you know, the past three years have been an exceedingly difficult test for almost all investment managers, leading us, after much study and deliberation, to establish three new sub-advisor relationships since the beginning of the fiscal year. TimesSquare Capital Management, one of the first investment companies with a team dedicated exclusively to small and mid-cap growth stock research, is the new Portfolio Manager of the Fremont U.S. Small Cap Fund. AllianceBernstein, which was formed in 2000 with the merger of leading growth stock manager Alliance Capital and premier value manager Sanford C. Bernstein & Co., Inc., has taken over the management of the Fremont Large Cap Value Fund (formerly the New Era Value
Fund). Evergreen Investment Management, the new Portfolio Manager of the Fremont California Intermediate Tax-Free Fund, is one of the most respected municipal securities investment firms in the U.S. All these new sub-advisor partners bring a wealth of experience and excellent long-term performance track records to Fremont.

I congratulate you on the steadfastness you have shown as an investor during the bear market, and I share your hope that the worst is now over. While no one can predict the future, I can assure you that the people at Fremont are working as hard as ever to bring you the best investment management possible, now and in the months to come.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Institutional U.S. Micro-Cap Fund                                      2

Fremont Institutional Yield+ Fund                                              4

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Institutional U.S. Micro-Cap Fund                                      7

Fremont Institutional Yield+ Fund                                              9

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          11

Statements of Operations                                                      12

Statements of Changes in Net Assets                                           13

FINANCIAL HIGHLIGHTS                                                          14

NOTES TO FINANCIAL STATEMENTS                                                 16


This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]

Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2003, the Fremont Institutional U.S. Micro-Cap Fund returned 10.74%. During the same time period, the Russell 2000 Index gained 7.55%, and the Russell 2000 Growth Index advanced 7.65%. Both small cap indices materially outperformed the large cap S&P 500, which gained 4.49%.

     Our technology sector investments were responsible for more than 70% of the Fund's return during this reporting period, with most of the gains coming in November and April, when tech stocks rallied strongly. While the portfolio certainly  benefited  from the rising  tech  stock  tide,  we believe  our stock selection strategy deserves credit as well. In what has been a difficult business environment for many technology companies, we have focused on innovative companies in high growth niche markets. We have also been willing to tolerate erratic short-term earnings when we believe portfolio companies have been improving their competitive position.

     Three of our biggest tech sector winners during this reporting period are good examples of this strategy. KVH Industries' primary business has been manufacturing satellite television antennas for large recreational vehicles, a decent but largely uninspiring growth business. However, the company's recent introduction of a much smaller antenna that can be mounted on SUV's and minivans, has created a new and much larger market with exciting growth potential. Genesis Microchip is a leading producer of specialty semiconductors used in flat panel displays for computer monitors and digital television screens, one of the fastest growing technology niches. F5 Networks manufactures application switches for controlling communications network traffic, another technology industry growth pocket. Recently, all three of these companies experienced operating losses associated with research and development spending for new products. Importantly, however, the resulting products have improved their competitive position and produced a return to profitability.

     With 39% of the Fund portfolio invested in technology companies, we are obviously pleased that investors are coming back to this beaten down sector. However, we are somewhat concerned that the recent run-up in tech stocks may not be justified by near-term fundamentals. We talk with a lot of technology company managements. Many are telling us their businesses appear to have bottomed, and generally, they are more optimistic about future prospects. However, relatively few seem to have great conviction that things are going to get much better in the near term. In general, there still isn't much pricing flexibility in most technology businesses and we have not yet seen any convincing evidence that end product demand will improve enough to generate significant revenue growth in the near term. Consequently, we continue to be quite selective in the tech arena.

     Our health care sector investments were responsible for approximately 20% of the Fund's return. ArthroCare, a technologically innovative manufacturer of arthroscopic surgical devices, was among the biggest contributors. The company's coblation technology reduces the collateral damage to soft tissue in arthroscopic procedures. ArthroCare's products for traditional procedures such as knee and shoulder repair are gaining acceptance in the medical community. In addition, the company is introducing new products for ear, nose, and throat, and spinal repair surgery.

     During this reporting period, the only significant change in sector allocation was a reduction in the consumer sector. This change resulted primarily from the restructuring of consumer sector investments by Stephen Roseman, the newest member of our investment team. Currently, we are in the process of adding to existing portfolio holdings and establishing new positions in consumer related companies. At the close of first half fiscal 2003, 39% of portfolio assets were in technology stocks, 16% in health care, 13% in services, 9% in consumer, and 4% in special situations. The remaining 19% was in cash reserves.

2 FREMONT MUTUAL FUNDS

     We are encouraged by the fact that investor interest in the small and micro-cap sectors seems to be increasing. We believe this is partially a function of investors gravitating to higher Beta (more volatile) stocks to take maximum advantage of a rising market. However, there are other factors inspiring investors to think small. Micro-cap growth stocks represent an opportunity to invest in companies that provide pure participation in high growth markets. In addition, we believe emerging growth companies are facing less competition from venture capital funded private companies than in recent years. This is a very positive development for publicly traded micro-cap growth companies. Also, from our perspective, small company growth stocks are currently under-weighted in many institutional portfolios. If small company stocks continue to outperform, we expect consultants and financial advisors to recommend higher weightings in the small and micro-cap asset classes. Finally, many pension plans, foundations, and endowment funds are looking for investment opportunities with the potential to provide rates of return that will meet still high rate of return assumptions.

     In closing, we believe the micro-cap asset class is unique and provides savvy investors the opportunity to achieve attractive long-term returns through a stock selection process based on fundamental research.

Sincerely,

/s/ Robert E. Kern, Jr.       /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers

FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND SECTOR
DIVERSIFICATION AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                               (19.4%)
Other                               (4.5%)
Technology (Components)            (17.7%)
Technology (Software)               (7.1%)
Retail                              (8.9%)
Business Equipment & Services      (12.1%)
Health Care                        (16.0%)
Technology (Equipment)             (14.3%)


ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/93-10/31/94   -10.62%        NeoPharm, Inc. ..........................4.2%
                                   ATMI, Inc................................2.8%
11/01/94-10/31/95   +29.21%        Kroll, Inc...............................2.6%
                                   CoStar Group, Inc........................2.6%
11/01/95-10/31/96   +41.99%        ArthroCare Corp..........................2.6%
                                   IXYS Corp................................2.4%
11/01/96-10/31/97   +34.19%        II-VI, Inc...............................2.2%
                                   Alloy, Inc...............................2.1%
11/01/97-10/31/98   -21.03%        PDF Solutions, Inc.......................2.1%
                                   Genesis Microchip, Inc...................2.1%
11/01/98-10/31/99  +118.10%                                TOTAL           25.7%

11/01/99-10/31/00   +60.36%

11/01/00-10/31/01   -18.13%

11/01/01-10/31/02   -26.81%

11/01/02-4/30/03*   +10.74%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont Institutional U.S. Micro-Cap Fund ($40,757)
Russell 2000 Index** ($17,560)
Russell 2000 Growth** Index ($11,993)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
  1 Year       5 Years      10 Years
------------------------------------
  -21.02%      11.32%        16.93%

* Unannualized. (1) Assumes initial investment of $10,000 on October 31, 1993. Performance data illustrated is historical. past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index, the Russell 2000 Growth Index, and the S&P 500 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 6.

                                                         FREMONT MUTUAL FUNDS  3

FREMONT INSTITUTIONAL YIELD+ FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTO]

Norman Gee and Michelle Romano

FUND PROFILE

The Fremont Institutional Yield+ Fund focuses its investments on short-term debt securities such as commercial paper, corporate bonds, certificates of deposit, and government notes and bonds with maturities of three years or less. The Fund's objective is to provide institutional investors with higher returns than normally found in a typical taxable money market fund, while assuming only slightly more risk.

     Portfolio Co-managers Norman Gee and Michelle Romano invest primarily in securities rated investment grade, or better, by Moody's or Standard & Poor's, or those of comparable quality. To identify and select the short-term debt securities that present the best investment opportunity, the managers analyze a variety of macro- and micro-economic factors, including the issuer's business conditions, competitive position, and general financial health.

TO OUR SHAREHOLDERS,

The dual objectives of the Yield+ Fund are to provide a yield at least 50 basis points (0.5%) higher than the iMoneyNet Money Fund Report/First Tier Taxable Average and to maintain a stable Net Asset Value (NAV). In the Fund's first nine months of operation (February-October 2002), we achieved our first objective, but due to the WorldCom debacle, the Fund's NAV declined, translating into a negative total return. During first half fiscal 2003, we achieved both objectives, closing this reporting period with a 30-day SEC yield of 1.44% versus 0.89% for the iMoneyNet Money Fund Report/First Tier Taxable Average, and with the Fund's NAV increasing by 0.83%. This equaled a 1.87% total return.

     Despite our outrage over the fraud perpetrated by WorldCom's senior management, we chose to hold on to the May '03 bonds rather than sell them at 11 cents on the dollar when the company went into bankruptcy. We now expect to receive approximately 36 cents on the dollar when WorldCom emerges from bankruptcy under its new name MCI. In fiscal 2002, the Fund was also penalized by its investments in securities with credit ratings one notch below the highest investment grade (securities rated A2 by Standard & Poor's, P2 by Moody's and F2 by Fitch versus A1, P1, and F1 credit ratings required for money funds). Other than WorldCom, there were no credit problems with these holdings, but, fallout from the WorldCom scandal put pressure on prices of securities without the highest investment grade rating. We stayed with these securities as well, and were rewarded as credit spreads narrowed in first half fiscal 2003. Today, we see better value in longer maturity, highest investment grade securities than in slightly lower rated credits with shorter maturities.

     Despite the improvement in consumer confidence readings since the conclusion of the war with Iraq and all the liquidity in the financial system, we believe the economy will remain sluggish over the next several quarters. Consumer spending should pick up a bit, but we don't see the kind of pent-up consumer demand that will by itself translate into significantly higher GDP growth. Corporations are still more intent on cleaning up balance sheets than investing in their businesses. Until we see capacity utilization rates increase substantially, we believe capital spending will remain constrained. The NASDAQ's strong showing in calendar 2003 infers that demand for technology products and services is poised to rebound. But, we have yet to see any convincing evidence that tech spending is recovering.

     Now that oil prices have come back down into the mid-$20 per barrel range, there is little inflationary pressure on the economy. Unemployment remains around 6% and new job growth continues to disappoint. Although the Employment Cost Index has trended higher, this is primarily due to increased benefits costs, which have begun slowing recently. Most importantly, corporations still don't have any pricing power.

     With the economy stuck in first gear and inflation still dormant, some folks are anticipating another Federal Reserve rate cut. However, we feel Fed Chairman Alan Greenspan wants to wait to see whether easing of geopolitical tensions will be enough to get the economy moving again. We believe he may also be concerned that another rate cut would put money fund returns in negative territory, unsettling millions of investors. Consequently, we expect the Fed to sit on its hands until first quarter 2004. Also, with Senate defections in his own party, President Bush's fiscal stimulus package will probably be watered down considerably.

     In view of our outlook for the economy and inflation, we have been tempted to extend the portfolio's current average maturity of 190 days. However, reduced issuance of longer maturity debt (taking advantage of low longer term interest rates, corporations are issuing more long-term bonds and less short-term debt) makes this difficult. Also, we are humble enough to recognize that our economic forecasts could be wrong. If everything continues to go well in the Middle East, the Korean nuclear dispute is resolved, and consumer and corporate

4  FREMONT MUTUAL FUNDS
spending increases more than we anticipate, extending the Fund's average maturity would penalize total returns.

     In closing, it is difficult to get excited over the Fund's returns in first half fiscal 2003. However, compared to historically low money market fund returns (now below the rate of inflation), the Yield+ Fund's returns are quite attractive. We believe higher yield and relative safety of principal are attributes worth considering in this still uncertain economic and market environment.

Sincerely,

/s/ Norman Gee

/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

FREMONT INSTITUTIONAL YIELD+ FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Other (11.6%)
Real Estate Investment Trusts (3.0%)
Transportation (4.5%)
Consumer Non-Durables (6.0%)
Financial Services (Other) (48.6%)
Energy (11.8%)
Retail (14.5%)


ANNUAL RETURNS                TOP TEN HOLDINGS

11/01/01-10/31/02   -1.55%    Safeway, Inc., 6.050%, 11/15/03...............5.8%
                              Federated Department Stores, Inc.,
11/01/02-4/30/03*   +1.87%       8.500%, 06/15/03...........................5.8%
                              DaimlerChrysler NA Holding Corp.,
                                 7.750%, 05/27/03...........................5.7%
                              American General Finance Corp.,
                                 5.750%, 11/01/03...........................5.6%
                              Household Finance Corp., 7.000%, 08/01/03.....5.5%
                              Associates Corp. of North America,
                                 6.440%, 01/15/04...........................5.2%
                              Canadian National Railway Co.,
                                 7.000%, 03/15/04...........................4.5%
                              CIT Group, Inc., 7.500%, 11/14/03.............4.5%
                              General Motors Acceptance Corp.,
                                 6.380%, 01/30/04...........................4.4%
                              CONSOL Energy, Inc., 1.800%, 05/01/03.........3.1%
                                                             TOTAL         50.1%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

iMoneyNet Money Fund Report/First Tier Taxable Average
(plus 50 basis points)** ($10,237)
Fremont Institutional Yield+ Fund ($10,028)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
1 Year        Since Inception (11/01/01)
----------------------------------------
 0.34%                0.19%

* Unannualized. (1) Assumes initial investment of $10,000 on November 1, 2001. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 6.

                                                         FREMONT MUTUAL FUNDS  5

                           FREMONT MUTUAL FUNDS, INC.
                                   Definitions

IMONEY NET FUND REPORT AVERAGE - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

6  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  80.6%

BUSINESS EQUIPMENT & SERVICES  12.1%

   1,043,800    Alloy, Inc.*                                       $      6,315
      55,400    Bright Horizons
                  Family Solutions, Inc.*                                 1,664
     506,000    Centra Software, Inc.*                                      710
      75,900    Corporate Executive Board Co.*                            3,111
     348,900    CoStar Group, Inc.*                                       7,767
      35,700    Infocrossing, Inc.*                                         241
     350,100    Kroll, Inc.*                                              7,807
     120,300    ManTech International
                  Corp. (Class A)*                                        1,877
     132,700    MTC Technologies, Inc.*                                   2,256
   1,353,400    Perma-Fix Environmental
                  Services, Inc.*                                         2,734
     328,800    TeleTech Holdings, Inc.*                                  1,341
                                                                   ------------
                                                                         35,823
                                                                   ------------
CAPITAL GOODS  4.0%

     153,500    Axsys Technologies, Inc.*                                 1,394
     235,400    BHA Group
                  Holdings, Inc. (Class A)                                4,994
     285,300    IMPCO Technologies, Inc.*                                   825
     161,000    Northern Technologies
                  International Corp.                                       821
     245,400    OSI Systems, Inc.*                                        3,713
                                                                   ------------
                                                                         11,747
                                                                   ------------
CONSUMER NON-DURABLES  0.1%

      28,800    Tandy Brands Accessories, Inc.*                             291
                                                                   ------------
                                                                            291
                                                                   ------------
CONSUMER SERVICES  0.3%

     250,000    Dover Motorsports, Inc.                                     837
                                                                   ------------
                                                                            837
                                                                   ------------
HEALTH CARE  16.0%

      68,100    Advanced Neuromodulation
                  Systems, Inc.*                                          2,851
      80,300    Amsurg Corp.*                                             2,085
     496,800    ArthroCare Corp.*                                         7,591
     405,000    Eclipsys Corp.*                                           3,649
     934,100    Endocare, Inc.*                                           3,736
     133,900    Exact Sciences Corp.*                                     1,277
     411,600    First Consulting Group, Inc.*                             2,070
     375,800    Gene Logic, Inc.*                                         2,484
     841,400    Harvard Bioscience, Inc.*                                 2,852
     175,200    ICON PLC*                                                 4,538
      76,300    Myriad Genetics, Inc.*                                      909
     846,010    NeoPharm, Inc.(a)*                                       12,352
     152,900    Quidel Corp.*                                               780
                                                                   ------------
                                                                         47,174
                                                                   ------------
RETAIL  8.9%

     173,900    1-800-FLOWERS.COM, Inc.
                  (Class A)*                                              1,329
      12,800    A.C. Moore Arts & Crafts, Inc.*                             221
     300,300    Bebe Stores, Inc.*                                        4,559

RETAIL  (Cont.)

     161,940    Benihana, Inc. (Class A)*                          $      1,545
     118,700    Electronics Boutique
                  Holdings Corp.*                                         2,220
      82,500    Gart Sports Co.*                                          1,933
     204,600    Genesco, Inc.*                                            3,069
      23,900    J. Jill Group, Inc. (The)*                                  343
     148,700    Jos A. Bank Clothiers, Inc.*                              4,232
     292,200    Too, Inc.*                                                5,423
      13,100    Tractor Supply Co.*                                         555
      55,800    West Marine, Inc.*                                          912
                                                                   ------------
                                                                         26,341
                                                                   ------------
TECHNOLOGY (COMPONENTS)  17.7%

     143,600    Actel Corp.*                                              2,845
     727,800    Anaren Microwave, Inc.*                                   5,458
     243,300    APA Optics, Inc.*                                           353
     625,300    California Micro Devices Corp.*                           1,988
     361,700    Genesis Microchip, Inc.*                                  6,207
     595,700    hi/fn, Inc.(a)*                                           3,098
     246,767    Identix, Inc.*                                            1,209
     328,200    II-VI, Inc.*                                              6,380
   1,016,600    IXYS Corp.*                                               7,218
     270,400    Microsemi Corp.*                                          3,172
     333,200    Newport Corp.*                                            4,305
      40,500    OpticNet, Inc.(b)*                                            3
     713,500    Pemstar, Inc.*                                            2,133
     498,500    SBS Technologies, Inc.*                                   4,083
     388,640    Stratos Lightwave, Inc.(a)*                               1,469
     656,900    Vixel Corp.*                                              2,411
                                                                   ------------
                                                                         52,332
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  14.3%

     226,200    Applied Signal Technology, Inc.                           3,266
     385,200    ATMI, Inc.*                                               8,127
      49,700    August Technology Corp.*                                    190
     412,800    Axcelis Technologies, Inc.*                               2,345
     157,400    EDO Corp.                                                 2,967
     341,500    KVH Industries, Inc.*                                     5,157
     140,800    Netopia, Inc.*                                              315
     661,400    New Focus, Inc.*                                          2,183
     394,000    Rimage Corp.*                                             4,098
     390,600    RIT Technologies Ltd.*                                      391
   3,240,100    Riverstone Networks, Inc.*                                3,985
     235,400    Sensytech, Inc.*                                          2,354
     263,800    X-Rite, Inc.                                              2,688
     573,400    Zygo Corp.*                                               4,283
                                                                   ------------
                                                                         42,349
                                                                   ------------
TECHNOLOGY (SOFTWARE)  7.1%

     396,600    F5 Networks, Inc.*                                        5,457
   1,206,200    FalconStor Software, Inc.*                                4,789
     120,000    MDSI Mobile Data Solutions, Inc.*                           420
     447,800    Opnet Technologies, Inc.*                                 3,148
     845,800    PDF Solutions, Inc.*                                      6,259
     177,100    Primus Knowledge Solutions, Inc.*                           133
     104,800    Tier Technologies, Inc.*                                    692
                                                                   ------------
                                                                         20,898
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

TRANSPORTATION  0.1%

      20,900    Airtran Holdings, Inc.*                            $        164
                                                                   ------------
                                                                            164
                                                                   ------------

TOTAL COMMON STOCKS (Cost $277,865)                                     237,956
                                                                   ------------

SHORT-TERM INVESTMENTS  19.3%

  42,297,935    Fremont Money Market Fund(a)                             42,298
$ 14,657,376    Repurchase Agreement, State
                  Street Bank, 0.760%, 05/01/03
                  (Maturity Value $14,658)
                  (Cost $14,657) Collateral:
                  USTB, 0.000%, 10/02/03
                  (Collateral Value $14,955)                             14,657
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $56,955)                              56,955
                                                                   ------------

TOTAL INVESTMENTS (Cost $334,820), 99.9%                                294,911
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.1%                                     452
                                                                   ------------

NET ASSETS, 100.0%                                                 $    295,363
                                                                   ============

  *  Non-income producing security.

(a)  Affiliated issuer. See Note 2 of "Note to Financial Statements."

(b)  Board valued security and illiquid security.

PORTFOLIO ABBREVIATIONS

USTB      U.S. Treasury Bill

      The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                        FREMONT INSTITUTIONAL YIELD+ FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

BONDS 101.6%

CONSUMER NON-DURABLES  6.0%

$  1,000,000    ConAgra Foods, Inc. ..................................................    7.400%      09/15/04    $      1,069
   1,000,000    Earthgrains Co. ......................................................    8.375%      08/01/03           1,017
                                                                                                                  ------------
                                                                                                                         2,086
                                                                                                                  ------------
CONSUMER SERVICES  2.9%

   1,000,000    Walt Disney Co. (The) ................................................    1.440%      05/16/03             999
                                                                                                                  ------------
                                                                                                                           999
                                                                                                                  ------------
ENERGY  11.8%

   1,100,000    CONSOL Energy, Inc. ..................................................    1.800%      05/01/03           1,100
   1,000,000    PPL Energy Supply LLC(a) .............................................    1.510%      05/07/03           1,000
   1,000,000    Scana Corp. ..........................................................    6.250%      07/08/03           1,009
   1,000,000    Union Oil Co. of California(a) .......................................    6.375%      02/01/04           1,029
                                                                                                                  ------------
                                                                                                                         4,138
                                                                                                                  ------------
FINANCIAL SERVICES (OTHER)  48.6%

   1,900,000    American General Finance Corp.(a) ....................................    5.750%      11/01/03           1,941
   1,750,000    Associates Corp. of North America ....................................    6.440%      01/15/04           1,812
   1,000,000    Cadbury Schweppes(a) .................................................    1.500%      06/17/03             998
   1,515,000    CIT Group, Inc. ......................................................    7.500%      11/14/03           1,558
   2,000,000    DaimlerChrysler NA Holding Co. .......................................    7.750%      05/27/03           2,008
   1,000,000    Ford Motor Credit Co. ................................................    7.500%      06/15/03           1,004
   1,500,000    General Motors Acceptance Corp. ......................................    6.380%      01/30/04           1,546
   1,000,000    Home Savings of America ..............................................    6.500%      08/15/04           1,051
   1,900,000    Household Finance Corp. ..............................................    7.000%      08/01/03           1,925
   1,000,000    JP Morgan & Co., Inc. ................................................    7.625%      09/15/04           1,073
   1,000,000    MetLife, Inc. ........................................................    3.911%      05/15/05           1,037
   1,000,000    Transamerica Finance Corp. ...........................................    5.750%      01/28/04           1,030
                                                                                                                  ------------
                                                                                                                        16,983
                                                                                                                  ------------
RAW MATERIALS  2.9%

   1,000,000    Eastman Chemical Co. .................................................    6.375%      01/15/04           1,031
                                                                                                                  ------------
                                                                                                                         1,031
                                                                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS  3.0%

   1,000,000    Simon Property Group LP. .............................................    6.750%      07/15/04           1,050
                                                                                                                  ------------
                                                                                                                         1,050
                                                                                                                  ------------
RETAIL  14.5%

   2,000,000    Federated Department Stores, Inc. ....................................    8.500%      06/15/03           2,015
   2,000,000    Safeway, Inc. ........................................................    6.050%      11/15/03           2,043
   1,000,000    Sears Roebuck Acceptance Corp. .......................................    6.900%      08/01/03           1,011
                                                                                                                  ------------
                                                                                                                         5,069
                                                                                                                  ------------
TECHNOLOGY (EQUIPMENT)  2.9%

   1,000,000    Motorola, Inc. .......................................................    1.500%      05/30/03             999
                                                                                                                  ------------
                                                                                                                           999
                                                                                                                  ------------
TRANSPORTATION  4.5%

   1,500,000    Canadian National Railway Co. ........................................    7.000%      03/15/04           1,567
                                                                                                                  ------------
                                                                                                                         1,567
                                                                                                                  ------------
SHELTER  2.9%

   1,000,000    EOP Operating LP. ....................................................    6.500%      01/15/04           1,030
                                                                                                                  ------------
                                                                                                                         1,030
                                                                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  9

                       FREMONT INSTITUTIONAL YIELD+ FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                        Interest     Maturity     Value (000s)
 Face Amount    Issuer                                                                    Rate         Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
UTILITIES 1.6%
$  2,000,000    WorldCom, Inc.(b) ....................................................    7.875%      05/15/03    $        570
                                                                                                                  ------------
                                                                                                                           570

TOTAL BONDS (Cost $36,939)                                                                                              35,522
                                                                                                                  ------------

SHORT-TERM INVESTMENT  0.1%

      34,177    Repurchase Agreement, State Street Bank, 0.760%, 05/01/03
                  (Maturity Value $34) (Cost $34) Collateral: FHLB, 1.950%,
                  04/02/18 (Collateral Value $35).............................................................              34
                                                                                                                  ------------

TOTAL SHORT-TERM INVESTMENT (Cost $34)                                                                                      34
                                                                                                                  ------------

TOTAL INVESTMENTS (Cost $36,973), 101.7%                                                                                35,556
                                                                                                                  ------------

OTHER ASSETS AND LIABILITIES, NET, (1.7)%                                                                                 (589)
                                                                                                                  ------------

NET ASSETS, 100.0%                                                                                                $     34,967
                                                                                                                  ============

(a) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(b)  The issuer declared bankruptcy and is in default of interest payments.

PORTFOLIO ABBREVIATIONS

FHLB      Federal Home Loan Bank

      The accompanying notes are an integral part of these financial statements.

10  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2003 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                         Institutional   Institutional
                                                         U.S. Micro-Cap     Yield+
                                                              Fund           Fund
                                                           -------------------------
ASSETS:
     Investments in securities at cost                     $  320,163     $   36,939
     Repurchase agreements at cost                             14,657             34
                                                           ----------     ----------
          TOTAL INVESTMENTS AT COST                        $  334,820     $   36,973
                                                           ==========     ==========

     Investments in securities at value                    $  280,254     $   35,522
     Repurchase agreements at value                            14,657             34
     Cash                                                         629             --
     Dividends and interest receivable                             50            600
     Receivable for securities sold                             3,184             --
     Receivable from sale of fund shares                          207             --
     Receivable from Advisor                                       --              6
     Prepaid expenses                                              18              9
                                                           ----------     ----------
          TOTAL ASSETS                                        298,999         36,171
                                                           ----------     ----------
LIABILITIES:

     Income dividend payable                                       --             59
     Payable for securities purchased                           3,138          1,089
     Payable for fund shares redeemed                             157             --
     Accrued expenses:
          Investment advisory and administrative fees             264             21
          Other                                                    77             35
                                                           ----------     ----------
          TOTAL LIABILITIES                                     3,636          1,204
                                                           ----------     ----------
NET ASSETS                                                 $  295,363     $   34,967
                                                           ==========     ==========
Net assets consist of:
     Paid in capital                                       $  397,265     $   36,391
     Undistributed net investment loss                         (1,348)            --
     Unrealized depreciation on investments                   (39,909)        (1,417)
     Accumulated net realized loss                            (60,645)            (7)
                                                           ----------     ----------
NET ASSETS                                                 $  295,363     $   34,967
                                                           ==========     ==========
SHARES OF CAPITAL STOCK OUTSTANDING                            28,088          3,608
                                                           ==========     ==========
NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)    $    10.52     $     9.69
                                                           ==========     ==========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  11

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2003 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                              Institutional   Institutional
                                                              U.S. Micro-Cap     Yield+
                                                                   Fund           Fund
                                                                -------------------------
INVESTMENT INCOME:
      Dividends                                                 $       86     $       --
      Interest                                                         322            543
                                                                ----------     ----------
           TOTAL INCOME                                                408            543
                                                                ----------     ----------
EXPENSES:

      Investment advisory and administrative fees                    1,545            128
      Shareholder servicing fees                                        77              4
      Custody fees                                                      23              3
      Accounting fees                                                   24              7
      Audit and legal fees                                              16             12
      Directors' fees                                                    8              4
      Registration fees                                                 17             14
      Reports to shareholders                                           36              5
      Other                                                             10              2
                                                                ----------     ----------
           TOTAL EXPENSES BEFORE REDUCTIONS                          1,756            179
      Expenses waived by Advisor                                        --            (41)
                                                                ----------     ----------
           TOTAL NET EXPENSES                                        1,756            138
                                                                ----------     ----------
                NET INVESTMENT INCOME (LOSS)                        (1,348)           405

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:

      Net realized loss from investments                           (28,219)            --
      Net unrealized appreciation on investments                    56,923            389
                                                                ----------     ----------
           Net realized and unrealized gain from investments        28,704            389
                                                                ----------     ----------
                NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                               $   27,356     $      794
                                                                ==========     ==========

      The accompanying notes are an integral part of these financial statements.

12  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
   Six Months Ended April 30, 2003 (Unaudited) and Year Ended October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                              Institutional                 Institutional
                                                                              U.S. Micro-Cap                    Yield+
                                                                                   Fund                          Fund
                                                                         -------------------------     -------------------------
                                                                          04/30/03       10/31/02       04/30/03       10/31/02
                                                                         ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                                  $   (1,348)    $   (2,955)    $      405     $    1,054
           Net realized loss from investments                               (28,219)       (23,871)            --             (7)
           Net unrealized appreciation (depreciation) on investments         56,923        (68,742)           389         (1,806)
                                                                         ----------     ----------     ----------     ----------
                Net increase (decrease) in net assets from operations        27,356        (95,568)           794           (759)
                                                                         ----------     ----------     ----------     ----------
      Distributions to shareholders from:
           Net investment income                                                 --             --           (405)        (1,054)
                                                                         ----------     ----------     ----------     ----------
                Total distributions to shareholders                              --             --           (405)        (1,054)
                                                                         ----------     ----------     ----------     ----------
      From capital share transactions:
           Proceeds from shares sold                                         61,978        171,991              3         50,000
           Reinvested dividends                                                  --             --            173            507
           Payments for shares redeemed                                     (47,268)      (109,534)        (9,303)        (4,989)
                                                                         ----------     ----------     ----------     ----------
                Net increase (decrease) in net assets
                  from capital share transactions                            14,710         62,457         (9,127)        45,518
                                                                         ----------     ----------     ----------     ----------
           Net increase (decrease) in net assets                             42,066        (33,111)        (8,738)        43,705
Net assets at beginning of period                                           253,297        286,408         43,705             --
                                                                         ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                                              $  295,363     $  253,297     $   34,967     $   43,705
                                                                         ==========     ==========     ==========     ==========

Undistributed net investment loss                                        $   (1,348)    $       --     $       --     $       --
                                                                         ==========     ==========     ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                                    6,213         13,985             --          5,002
      Reinvested dividends                                                       --             --             18             52
      Redeemed                                                               (4,779)        (9,394)          (961)          (504)
                                                                         ----------     ----------     ----------     ----------
           Net increase (decrease) from capital share transactions            1,434          4,591           (943)         4,550
                                                                         ==========     ==========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  13

                           FREMONT MUTUAL FUNDS, INC.
                      Financial Highlights - April 30, 2003

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND              (Unaudited)
-----------------------------------------              Six Months                       Year Ended October 31
                                                         Ended       -------------------------------------------------------------
                                                    April 30, 2003     2002         2001         2000         1999         1998
                                                       ---------     ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD             $    9.50     $   12.98    $   17.37    $   13.68    $    7.52    $    9.78
                                                       ---------     ---------    ---------    ---------    ---------    ---------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)                     (.05)          (11)        (.01)         .06         (.04)        (.04)
           Net realized and unrealized gain (loss)          1.07         (3.37)       (3.08)        8.19         8.80        (1.98)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
                Total income from investment operations     1.02         (3.48)       (3.09)        8.25         8.76        (2.02)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
      LESS DISTRIBUTIONS
           From net investment income                         --            --           --         (.06)          --           --
           From net realized gains                            --            --        (1.30)       (4.50)       (2.60)        (.24)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
                Total distributions                           --            --        (1.30)       (4.56)       (2.60)        (.24)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
      NET ASSET VALUE, END OF PERIOD                   $   10.52     $    9.50    $   12.98    $   17.37    $   13.68    $    7.52
                                                       =========     =========    =========    =========    =========    =========

TOTAL RETURN1                                              10.74%       (26.81)%     (18.13)%      60.36%      118.10%      (21.03)%

RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)         $ 295,363     $ 253,297    $ 286,408    $ 241,654    $ 104,971    $  37,347
      Ratio of net expenses to average net assets2          1.31%*        1.29%        1.25%        1.25%        1.25%        1.25%
      Ratio of gross expenses to average net assets2        1.31%*        1.29%        1.31%        1.24%        1.35%        1.38%
      Ratio of net investment income (loss)
        to average net assets                              (1.00)%*       (.96)%       (.06)%        .30%        (.53)%       (.44)%
      Portfolio turnover rate                                 50%           64%          85%         123%         155%         187%

1 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

2    See Note 2 of "Note to Financial Statements."

*    Annualized.

      The accompanying notes are an integral part of these financial statements.

14  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                          Financial Highlights - April 30, 2003

FREMONT INSTITUTIONAL YIELD+ FUND                           (Unaudited)
---------------------------------                           Six Months
                                                               Ended           Year Ended
                                                          April 30, 2003   October 31, 20021
                                                          --------------   -----------------
SELECTED PER SHARE DATA
      For one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD                  $     9.61         $    10.00
                                                            ----------         ----------
      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                                   .10                .22
           Net realized and unrealized gain (loss)                 .08               (.39)
                                                            ----------         ----------
                Total income from investment operations            .18               (.17)
                                                            ----------         ----------
      LESS DISTRIBUTIONS
           From net investment income                             (.10)              (.22)
                                                            ----------         ----------
                Total distributions                               (.10)              (.22)
                                                            ----------         ----------
      NET ASSET VALUE, END OF PERIOD                        $     9.69         $     9.61
                                                            ==========         ==========

TOTAL RETURN2                                                     1.87%             (1.55)%

RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (000s omitted)              $   34,967         $   43,705
      Ratio of net expenses to average net assets3                 .70%*              .70%
      Ratio of gross expenses to average net assets3               .91%*              .90%
      Ratio of net investment income to average net assets        2.06%*             2.42%
      Portfolio turnover rate                                       --%                --%

1    Fund commenced operations on November 1, 2001.

2 Total return would have been lower had the Advisor not waived and/or reimbursed expenses.

3    See Note 2 of "Note to Financial Statement."

*    Annualized.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  15

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2003 (Unaudited)
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, two of which, the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund (the "Funds"), are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

     The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles
     generally   accepted  in  the  United  States  of  America  for  investment companies.

  A. SECURITY VALUATION

     Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

  B. SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund. Bond discounts and premiums are amortized using the interest method for long-term securities and the straight line method for short-term securities.

  D. INCOME TAXES

     No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

     Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

     Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

  E. ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

  F. REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2003, all outstanding repurchase agreements held by the Funds had been entered into on that day.

16  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2003 (Unaudited)
                   (All dollars in thousands except par value)

2.   TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISOR

     Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

          Institutional U.S. Micro-Cap Fund             1.00%*
          Institutional Yield+ Fund                     0.50%*

     * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

     For administrative services received, each Fund pays the Advisor an administrative fee of 0.15% of average daily net assets.

     For the Institutional U.S. Micro Cap Fund and Institutional Yield+ Fund, the Advisor has contractually limited the total operating expenses to 1.35% and 0.70%, respectively, of average daily net assets. To the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor has not recouped waivers and reimbursements of $146 and $127, respectively, from the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund as of April 30, 2003.

     Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2003:

                             SHARE                                                           SHARE
                            BALANCE     AGGREGATE    AGGREGATE       NET                    BALANCE      VALUE
                          OCTOBER 31,   PURCHASE       SALES      REALIZED                 APRIL 30,   APRIL 30,
     ISSUER                  2002         COST         COST      GAIN/(LOSS)    INCOME       2003        2003
                          --------------------------------------------------------------------------------------

hi/fn, Inc.                    --      $  1,375     $     --      $     --     $     --     595,700    $  3,098
NeoPharm, Inc.                 --         2,102          530          (148)          --     846,010      12,352
Stratos Lightwave, Inc.        --           353           --            --           --     388,640       1,469
                                       ------------------------------------------------                --------
                                       $  3,830     $    530      $   (148)    $     --                $ 16,919
                                       ================================================                ========

     OTHER RELATED PARTIES

     At April 30, 2003, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 19% of the Institutional U.S. Micro-Cap Fund and 100% of the Institutional Yield+ Fund.

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of April 30, 2003, the Institutional U.S. Micro-Cap Fund had 14% invested in the Fremont Money Market Fund. The Institutional U.S. Micro Cap Fund earned dividends of $229 from the Fremont Money Market Fund during the six months ended April 30, 2003.

                                                        FREMONT MUTUAL FUNDS  17

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND
           Notes to Financial Statements - April 30, 2003 (Unaudited)
                   (All dollars in thousands except par value)

3.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2003, were as follows:

                                                 PURCHASES     PROCEEDS
                                                 ---------     --------
     Long-term securities:
        Institutional U.S. Micro-Cap Fund         $120,574     $109,513
        Institutional Yield+ Fund                    5,295

4.   PORTFOLIO CONCENTRATIONS

     Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Funds more significantly to economic changes occurring in certain segments or industries.

5.   FEDERAL INCOME TAX MATTERS

     As of April 30, 2003, the tax basis components of net assets were as follows:

                                              INSTITUTIONAL    INSTITUTIONAL
                                             U.S. MICRO-CAP       YIELD+
                                                  FUND             FUND
                                               ----------       ----------

     COST OF INVESTMENTS FOR TAX PURPOSES      $  334,820       $   36,973
                                               ==========       ==========
     Gross tax unrealized appreciation         $   33,020       $       93
     Gross tax unrealized depreciation            (72,929)          (1,510)
                                               ----------       ----------
     NET TAX UNREALIZED DEPRECIATION              (39,909)          (1,417)
     UNDISTRIBUTED NET INVESTMENT LOSS             (1,348)
     CAPITAL LOSS CARRYFORWARD                    (60,645)              (7)
     PAID IN CAPITAL                              397,265           36,391
                                               ----------       ----------
     NET ASSETS                                $  295,363       $   34,967
                                               ==========       ==========

     The tax composition of dividends for the six months ended April 30, 2003 were as follows:

                                                                    LONG-TERM
                                            ORDINARY INCOME       CAPITAL GAINS
     ---------------------------------------------------------------------------
     Institutional U.S. Micro-Cap Fund         $    --               $    --
     Institutional Yield+ Fund                     405                    --

     For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2002 that may reduce distributions of realized gains in future years.

                                            Institutional          Institutional
     Expiring in                         U.S. Micro Cap Fund        Yield+ Fund
     ---------------------------------------------------------------------------
     2009                                      $ 6,557                 $  --
     2010                                       20,413                     7
                                        ----------------------------------------
                                               $26,970                 $   7
                                        ========================================

6.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. The Funds did not have any borrowings under the line of credit for the six months ended April 30, 2003.

18  FREMONT MUTUAL FUNDS

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

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

FREMONT FUNDS
-------------
333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontinstitutional.com


Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001b-0306

[GRAPHIC OMITTED]

Fremont prides itself on being a
"Partner to Champions."
                    --E. Douglas Taylor

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
                              U.S. Micro-Cap Semi-Annual Report | April 30, 2003

                                                  fremont
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM E. DOUGLAS TAYLOR,
PRESIDENT & CEO OF FREMONT INVESTMENT ADVISORS
--------------------------------------------------------------------------------

[PHOTO]
Fremont prides itself on being a
"Partner to Champions."

Dear Fremont Fund Shareholders,

It is a pleasure to report good news. So far this year we have seen some recovery in the stock markets. As a consequence, we can report positive year-to-date performance for 11 of the 13 Fremont Funds for the six-month period ended April 30. Since I joined Fremont Investment Advisors in January as its CEO, I have been encouraged, not only by the performance of our products, but by the high standards of excellence embraced by our employees and sub-advisors and those closely involved in our business.

We are entering a period of significant change at Fremont. In January we announced the beginning of a process that will eventually lead to the sale of Fremont Investment Advisors' investment management and mutual fund businesses. We are confident we will find a buyer that will maintain Fremont's high investment and client service standards. In the interim, we will continue to work diligently to improve all facets of our business.

Fremont prides itself on being a "Partner to Champions." Through the years, we have searched for the very best outside investment talent to serve as sub-advisors to our funds. And we have been very successful. On May 15, we celebrated the 25th anniversary of Fremont's relationship with PIMCO, sub-advisor to the Fremont Bond Fund. Bill Gross, PIMCO's Chief Investment Officer, is widely acknowledged to be one of the best fixed income managers in the world. We have partnered with another leading investor, Bob Kern of Kern Capital Management, for almost two decades. Bob is one of the pioneers and leading practitioners of micro-cap investing.

One of the principal advantages of investing in the Fremont family of funds is that when one or more of our sub-advisors fail to achieve our objective of consistently superior performance, we replace them. As you know, the past three years have been an exceedingly difficult test for almost all investment managers, leading us, after much study and deliberation, to establish three new sub-advisor relationships since the beginning of the fiscal year. TimesSquare Capital Management, one of the first investment companies with a team dedicated exclusively to small and mid-cap growth stock research, is the new Portfolio Manager of the Fremont U.S. Small Cap Fund. AllianceBernstein, which was formed in 2000 with the merger of leading growth stock manager Alliance Capital and premier value manager Sanford C. Bernstein & Co., Inc., has taken over the management of the Fremont Large Cap Value Fund (formerly the New Era Value
Fund). Evergreen Investment Management, the new Portfolio Manager of the Fremont California Intermediate Tax-Free Fund, is one of the most respected municipal securities investment firms in the U.S. All these new sub-advisor partners bring a wealth of experience and excellent long-term performance track records to Fremont.

I congratulate you on the steadfastness you have shown as an investor during the bear market, and I share your hope that the worst is now over. While no one can predict the future, I can assure you that the people at Fremont are working as hard as ever to bring you the best investment management possible, now and in the months to come.

Sincerely,

/s/ E. Douglas Taylor

E. Douglas Taylor
President & CEO
Fremont Investment Advisors

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILE AND LETTER TO SHAREHOLDERS                                        2

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                           5

COMBINED FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

FINANCIAL HIGHLIGHTS                                                          10

NOTES TO FINANCIAL STATEMENTS                                                 11

This report was prepared for the shareholders of the Fremont Funds. The report is authorized for distribution to prospective investors in the Funds only when it is preceded or accompanied by a currently effective prospectus. Read the prospectus carefully before investing. The managers' views expressed herein are subject to change at any time. This report does not offer for sale or solicit orders to buy any security.

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Robert E. Kern, Jr. and David G. Kern
Kern Capital Management LLC

[PHOTOS]
Robert E. Kern, Jr. and David G. Kern, CFA

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss their strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2003, the Fremont U.S. Micro-Cap Fund returned 9.16%. During the same time period, the Russell 2000 Index gained 7.55%, and the Russell 2000 Growth Index advanced 7.65%. Both small cap indices materially outperformed the large cap S&P 500, which gained 4.49%.

     Our technology sector investments were responsible for more than 70% of the Fund's return during this reporting period, with most of the gains coming in November and April, when tech stocks rallied strongly. While the portfolio certainly  benefited  from the rising  tech  stock  tide,  we believe  our stock selection strategy deserves credit as well. In what has been a difficult business environment for many technology companies, we have focused on innovative companies in high growth niche markets. We have also been willing to tolerate erratic short-term earnings when we believe portfolio companies have been improving their competitive position.

     Three of our biggest tech sector winners during this reporting period are good examples of this strategy. KVH Industries' primary business has been manufacturing satellite television antennas for large recreational vehicles, a decent but largely uninspiring growth business. However, the company's recent introduction of a much smaller antenna that can be mounted on SUV's and minivans, has created a new and much larger market with exciting growth potential. Genesis Microchip is a leading producer of specialty semiconductors used in flat panel displays for computer monitors and digital television screens, one of the fastest growing technology niches. F5 Networks manufactures application switches for controlling communications network traffic, another technology industry growth pocket. Recently, all three of these companies experienced operating losses associated with research and development spending for new products. Importantly, however, the resulting products have improved their competitive position and produced a return to profitability.

     With 41% of the Fund portfolio invested in technology companies, we are obviously pleased that investors are coming back to this beaten down sector. However, we are somewhat concerned that the recent run-up in tech stocks may not be justified by near-term fundamentals. We talk with a lot of technology company managements. Many are telling us their businesses appear to have bottomed, and generally, they are more optimistic about future prospects. However, relatively few seem to have great conviction that things are going to get much better in the near term. In general, there still isn't much pricing flexibility in most technology businesses and we have not yet seen any convincing evidence that end product demand will improve enough to generate significant revenue growth in the near term. Consequently, we continue to be quite selective in the tech arena.

     Our health care sector investments were responsible for approximately 20% of the Fund's return. Arthrocare, a technologically innovative manufacturer of arthroscopic surgical devices, was among the biggest contributors. The company's coblation technology reduces the collateral damage to soft tissue in arthroscopic procedures. Arthrocare's products for traditional procedures such as knee and shoulder repair are gaining acceptance in the medical community. In addition, the company is introducing new products for ear, nose, and throat, and spinal repair surgery.

     During this reporting period, the only significant change in sector allocation was a reduction in the consumer sector. This change resulted primarily from the restructuring of consumer sector investments by Stephen Roseman, the newest member of our investment team. Currently, we are in the process of adding to existing portfolio holdings and establishing new positions in consumer related companies. At the close of first half fiscal 2003, 41% of portfolio assets were in technology stocks, 17% in health care, 14% in services, 9% in consumer, and 4% in special situations. The remaining 15% was in cash reserves.

2  FREMONT MUTUAL FUNDS

     We are encouraged by the fact that investor interest in the small and micro-cap sectors seems to be increasing. We believe this is partially a function of investors gravitating to higher Beta (more volatile) stocks to take maximum advantage of a rising market. However, there are other factors inspiring investors to think small. Micro-cap growth stocks represent an opportunity to invest in companies that provide pure participation in high growth markets. In addition, we believe emerging growth companies are facing less competition from venture capital funded private companies than in recent years. This is a very positive development for publicly traded micro-cap growth companies. Also, from our perspective, small company growth stocks are currently under-weighted in many institutional portfolios. If small company stocks continue to outperform, we expect consultants and financial advisors to recommend higher weightings in the small and micro-cap asset classes. Finally, many pension plans, foundations, and endowment funds are looking for investment opportunities with the potential to provide rates of return that will meet still high rate of return assumptions.

     In closing, we believe the micro-cap asset class is unique and provides savvy investors the opportunity to achieve attractive long-term returns through a stock selection process based on fundamental research.

Sincerely,

/s/ Robert E. Kern, Jr.       /s/ David G. Kern

Robert E. Kern, Jr. and David G. Kern
Portfolio Co-Managers


FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/03
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Cash                               (15.8%)
Other                               (4.3%)
Technology (Components)            (18.0%)
Technology (Software)               (7.6%)
Retail                              (9.1%)
Technology (Equipment)             (15.1%)
Business Equipment & Services      (13.1%)
Health Care                        (17.0%)


ANNUAL RETURNS                          TOP TEN HOLDINGS

6/30/94-10/31/94*    +3.60%             NeoPharm, Inc. ..................4.3%
                                        Kroll, Inc.......................2.8%
11/01/94-10/31/95   +38.68%             ArthroCare Corp..................2.7%
                                        CoStar Group, Inc................2.7%
11/01/95-10/31/96   +41.46%             IXYS Corp........................2.6%
                                        ATMI, Inc........................2.4%
11/01/96-10/31/97   +28.80%             PDF Solutions, Inc...............2.2%
                                        Alloy, Inc.......................2.2%
11/01/97-10/31/98   -23.45%             II-VI, Inc.......................2.2%
                                        Genesis Microchip, Inc...........2.2%
11/01/98-10/31/99  +110.46%                                    TOTAL    26.3%

11/01/99-10/31/00   +46.07%

11/01/00-10/31/01   -20.05%

11/01/01-10/31/02   -26.92%

11/01/02-4/30/03*    +9.16%


GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

Fremont U.S. Micro-Cap Fund ($39,317)
Russell 2000 Index** ($18,760)
Russell 2000 Growth Index** ($13,377)


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/03
 1 Year     3 Years     5 Years   Since Inception (6/30/94)
-----------------------------------------------------------
 -22.46%    -14.14%      7.47%            16.77%

* Unannualized. (1) Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. All performance figures assume reinvestment of dividends and capital gains. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index, the Russell 2000 Growth Index and the S&P 500 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** See definitions on page 4.

                                                         FREMONT MUTUAL FUNDS  3

                           FREMONT MUTUAL FUNDS, INC.
                                   Definitions

RUSSELL 2000 GROWTH INDEX - Measures the performance of the Russell 2000 companies (see definition below) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 INDEX - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stock performance.

RUSSELL 3000 INDEX - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

4  FREMONT MUTUAL FUNDS

                           FREMONT U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
      Shares    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS  84.2%

BUSINESS EQUIPMENT & SERVICES  13.1%

   1,475,500    Alloy, Inc.*                                       $      8,927
      97,300    Bright Horizons Family Solutions, Inc.*                   2,922
     934,800    Centra Software, Inc.*                                    1,312
     106,000    Corporate Executive Board Co.*                            4,345
     490,600    CoStar Group, Inc.*                                      10,921
     151,500    Infocrossing, Inc.*                                       1,024
     515,000    Kroll, Inc.*                                             11,485
     172,400    ManTech International Corp. (Class A)*                    2,689
     198,500    MTC Technologies, Inc.*                                   3,375
   1,911,800    Perma-Fix Environmental
                  Services, Inc.(a)*                                      3,862
     703,400    TeleTech Holdings, Inc.*                                  2,870
                                                                   ------------
                                                                         53,732
                                                                   ------------
CAPITAL GOODS  3.8%

     341,000    BHA Group
                  Holdings, Inc. (Class A)(a)                             7,234
     390,800    IMPCO Technologies, Inc.*                                 1,129
     330,450    Northern Technologies
                  International Corp.(a)                                  1,685
     354,000    OSI Systems, Inc.*                                        5,356
                                                                   ------------
                                                                         15,404
                                                                   ------------
CONSUMER NON-DURABLES  0.1%

      43,400    Tandy Brands Accessories, Inc.*                             439
                                                                   ------------
                                                                            439
                                                                   ------------
CONSUMER SERVICES  0.3%

     322,200    Dover Motorsports, Inc.                                   1,079
                                                                   ------------
                                                                          1,079
                                                                   ------------
HEALTH CARE  17.0%

     100,800    Advanced Neuromodulation
                  Systems, Inc.*                                          4,221
     112,600    Amsurg Corp.*                                             2,924
     740,100    ArthroCare Corp.*                                        11,309
     529,600    Eclipsys Corp.*                                           4,772
   1,400,200    Endocare, Inc.(a)*                                        5,601
     211,700    Exact Sciences Corp.*                                     2,020
     704,800    First Consulting Group, Inc.*                             3,545
     586,600    Gene Logic, Inc.*                                         3,877
   1,308,600    Harvard Bioscience, Inc.*                                 4,436
     250,200    ICON PLC*                                                 6,480
     117,700    Myriad Genetics, Inc.*                                    1,403
   1,225,200    NeoPharm, Inc.(a)*                                       17,888
     291,000    Quidel Corp.*                                             1,484
                                                                   ------------
                                                                         69,960
                                                                   ------------
RETAIL  9.1%

     238,100    1-800-FLOWERS.COM, Inc. (Class A)*                        1,819
      18,300    A.C. Moore Arts & Crafts, Inc.*                             315
     428,000    Bebe Stores, Inc.*                                        6,497
     265,745    Benihana, Inc. (Class A)*                                 2,535
     169,500    Electronics Boutique Holdings Corp.*                      3,170
     110,500    Gart Sports Co.*                                          2,589
     290,100    Genesco, Inc.*                                            4,352
      33,600    J. Jill Group, Inc. (The)*                                  482

RETAIL  (Cont.)

     215,100    Jos A. Bank Clothiers, Inc.*                       $      6,122
     410,300    Too, Inc.*                                                7,615
      18,700    Tractor Supply Co.*                                         792
      78,300    West Marine, Inc.*                                        1,279
                                                                   ------------
                                                                         37,567
                                                                   ------------
TECHNOLOGY (COMPONENTS)  18.0%

     165,200    Actel Corp.                                               3,273
   1,113,400    Anaren Microwave, Inc.(a)*                                8,351
     456,400    APA Optics, Inc.*                                           662
   1,058,700    California Micro Devices Corp.(a)*                        3,367
     516,900    Genesis Microchip, Inc.*                                  8,870
     912,800    hi/fn, Inc.(a)*                                           4,747
     434,768    Identix, Inc.*                                            2,130
     458,500    II-VI, Inc.*                                              8,913
   1,509,000    IXYS Corp.*                                              10,714
     396,800    Microsemi Corp.*                                          4,654
     356,000    Newport Corp.*                                            4,600
     130,700    OpticNet, Inc.(b)*                                           10
     765,000    Pemstar, Inc.*                                            2,287
     719,200    SBS Technologies, Inc.*                                   5,890
     595,340    Stratos Lightwave, Inc.(a)*                               2,250
     916,800    Vixel Corp.*                                              3,365
                                                                   ------------
                                                                         74,083
                                                                   ------------
TECHNOLOGY (EQUIPMENT)  15.1%

     315,500    Applied Signal Technology, Inc.                           4,556
     469,200    ATMI, Inc.*                                               9,900
     562,000    Axcelis Technologies, Inc.*                               3,192
     223,300    EDO Corp.                                                 4,209
     487,600    KVH Industries, Inc.*                                     7,363
     297,450    Netopia, Inc.*                                              666
   1,104,500    New Focus, Inc.*                                          3,645
     852,600    Rimage Corp.(a)*                                          8,867
     876,900    RIT Technologies Ltd.(a)*                                   877
   4,925,800    Riverstone Networks, Inc.*                                6,059
     336,700    Sensytech, Inc.(a)*                                       3,367
     374,200    X-Rite, Inc.                                              3,813
     766,500    Zygo Corp.*                                               5,726
                                                                   ------------
                                                                         62,240
                                                                   ------------
TECHNOLOGY (SOFTWARE)  7.6%

     575,300    F5 Networks, Inc.*                                        7,916
   1,769,900    FalconStor Software, Inc.*                                7,027
     414,700    MDSI Mobile Data Solutions, Inc.(a)*                      1,451
     567,900    Opnet Technologies, Inc.*                                 3,992
   1,225,200    PDF Solutions, Inc.(a)*                                   9,066
     479,300    Primus Knowledge Solutions, Inc.*                           359
     247,100    Tier Technologies, Inc.*                                  1,631
                                                                   ------------
                                                                         31,442
                                                                   ------------
TRANSPORTATION  0.1%

      29,700    Airtran Holdings, Inc.*                                     233
                                                                   ------------
                                                                            233
                                                                   ------------

TOTAL COMMON STOCKS (Cost $428,414)                                     346,179
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  5

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

   Shares/                                                          Value (000s)
 Face Amount    Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  15.5%

  54,410,801    Fremont Money Market Fund(a)                       $     54,411
$  9,557,109    Repurchase Agreement,
                  State Street Bank,
                  0.760%, 05/01/03
                  (Maturity Value $9,557)
                  (Cost $9,557) Collateral:
                  USTB, 0.000%,10/02/03
                  (Collateral Value $9,751)                               9,557
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $63,968)                              63,968
                                                                   ------------

TOTAL INVESTMENTS (Cost $492,382), 99.7%                                410,147
                                                                   ------------

OTHER ASSETS AND LIABILITIES, NET, 0.3%                                   1,225
                                                                   ------------

NET ASSETS, 100.0%                                                 $    411,372
                                                                   ============

 *   Non-income producing security.

(a)  Affiliated issuer. See Note 2 of "Notes to Financial Statements."

(b)  Board valued security and illiquid security

PORTFOLIO ABBREVIATIONS

USTB      U.S. Treasury Bill

      The accompanying notes are an integral part of these financial statements.

6  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
                           April 30, 2003 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

ASSETS:

     Investments in securities at cost                               $  482,825
     Repurchase agreement at cost                                         9,557
                                                                     ----------
         TOTAL INVESTMENTS AT COST                                   $  492,382
                                                                     ----------

     Investments in securities at value                              $  400,590
     Repurchase agreement at value                                        9,557
     Cash                                                                   897
     Dividends and interest receivable                                       68
     Receivable for securities sold                                       4,151
     Receivable from sale of fund shares                                    620
                                                                     ----------
         TOTAL ASSETS                                                   415,883
                                                                     ----------
LIABILITIES:

     Payable for securities purchased                                     3,665
     Payable for fund shares redeemed                                       356
     Accrued expenses:
         Investment advisory fees                                           490
                                                                     ----------
         TOTAL LIABILITIES                                                4,511
                                                                     ----------
NET ASSETS                                                           $  411,372
                                                                     ==========
Net assets consist of:
     Paid in capital                                                 $  669,229
     Undistributed net investment loss                                   (2,849)
     Unrealized depreciation on investments                             (82,235)
     Accumulated net realized loss                                     (172,773)
                                                                     ----------
NET ASSETS                                                           $  411,372
                                                                     ==========
SHARES OF CAPITAL STOCK OUTSTANDING                                      20,440
                                                                     ==========
NET ASSET VALUE PER SHARE
     (Net Assets / Shares of Capital Stock Outstanding)              $    20.13
                                                                     ==========

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  7

                           FREMONT U.S. MICRO-CAP FUND
                   Six Months Ended April 30, 2003 (Unaudited)

STATEMENT OF OPERATIONS
(All numbers in thousands)

INVESTMENT INCOME:

     Dividends                                                       $      140
     Interest                                                               368
                                                                     ----------
         TOTAL INCOME                                                       508
                                                                     ----------
EXPENSES:

     Investment advisory fees                                             3,357
                                                                     ----------
         TOTAL EXPENSES                                                   3,357
                                                                     ----------
              NET INVESTMENT LOSS                                        (2,849)
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
     Net realized loss from investments                                 (72,071)
     Net unrealized appreciation on investments                         110,515
                                                                     ----------
         Net realized and unrealized gain from investments               38,444
                                                                     ----------
              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $   35,595
                                                                     ==========

The accompanying notes are an integral part of these financial statements.

8  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
   Six Months Ended April 30, 2003 (Unaudited) and Year Ended October 31, 2002

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                             04/30/03       10/31/02
                                                                            ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment loss                                                $   (2,849)    $   (7,547)
         Net realized loss from investments                                    (72,071)       (65,900)
         Net unrealized appreciation (depreciation) on investments             110,515        (92,811)
                                                                            ----------     ----------
              Net increase (decrease) in net assets from operations             35,595       (166,258)
                                                                            ----------     ----------
     From capital share transactions:
         Proceeds from shares sold                                              92,585        704,571
         Payments for shares redeemed                                         (117,876)      (737,504)
                                                                            ----------     ----------
              Net decrease in net assets from capital share transactions       (25,291)       (32,933)
                                                                            ----------     ----------
         Net increase (decrease) in net assets                                  10,304       (199,191)
Net assets at beginning of period                                              401,068        600,259
                                                                            ----------     ----------

NET ASSETS AT END OF PERIOD                                                 $  411,372     $  401,068
                                                                            ==========     ==========
Undistributed net investment loss                                           $   (2,849)    $       --
                                                                            ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                        4,811         30,007
     Redeemed                                                                   (6,138)       (32,045)
                                                                            ----------     ----------
         Net decrease from capital share transactions                           (1,327)        (2,038)
                                                                            ==========     ==========

The accompanying notes are an integral part of these financial statements.

                                                  FREMONT U.S. MICRO-CAP FUND  9

                           FREMONT U.S. MICRO-CAP FUND
                      Financial Highlights - April 30, 2003

                                                      (UNAUDITED)
                                                      SIX MONTHS                         YEAR ENDED OCTOBER 31
                                                         ENDED       -------------------------------------------------------------
                                                    APRIL 30, 2003      2002         2001         2000         1999         1998
                                                       ---------     ---------    ---------    ---------    ---------    ---------
SELECTED PER SHARE DATA
     For one share outstanding during the period
     NET ASSET VALUE, BEGINNING OF PERIOD              $   18.43     $   25.22    $   34.99    $   28.36    $   16.34    $   22.69
                                                       ---------     ---------    ---------    ---------    ---------    ---------
     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                       (.14)         (.35)        (.13)         .02         (.18)        (.25)
         Net realized and unrealized gain (loss)            1.84         (6.44)       (6.69)       13.03        17.94        (4.86)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
              Total income from investment operations       1.70         (6.79)       (6.82)       13.05        17.76        (5.11)
                                                       ---------     ---------    ---------    ---------    ---------    ---------

     LESS DISTRIBUTIONS
         From net investment income                           --            --           --         (.02)          --           --
         From net realized gains                              --            --        (2.95)       (6.40)       (5.74)       (1.24)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
              Total distributions                             --            --        (2.95)       (6.42)       (5.74)       (1.24)
                                                       ---------     ---------    ---------    ---------    ---------    ---------
     NET ASSET VALUE, END OF PERIOD                    $   20.13     $   18.43    $   25.22    $   34.99    $   28.36    $   16.34
                                                       =========     =========    =========    =========    =========    =========

TOTAL RETURN                                                9.16%       (26.92)%     (20.05)%      46.07%      110.46%      (23.45)%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)          $ 411,372     $ 401,068    $ 600,259    $ 825,973    $ 300,503    $ 120,016
     Ratio of net expenses to average net assets1           1.66%*        1.61%        1.60%        1.57%        1.82%        1.94%
     Ratio of net investment income (loss)
       to average net assets                               (1.41)%*      (1.33)%       (.47)%        .06%        (.97)%      (1.22)%
     Portfolio turnover rate                                  46%           68%          90%         117%         164%         170%

1    See Note 2 of "Notes to Financial Statements."
*    Annualized

      The accompanying notes are an integral part of these financial statements.

10  FREMONT U.S. MICRO-CAP FUND

                           FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2003 (Unaudited)
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series (the "Funds"), one of which, the Fremont U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

     The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles
     generally   accepted  in  the  United  States  of  America  for  investment companies.

  A. SECURITY VALUATION

     Investments are stated at value based on the official closing price on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Investments in mutual funds are valued at net asset value.

  B. SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

  C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Investment Company allocates its general expenses to the Fund based upon the Fund's relative net assets or the nature of the services performed and their applicability to the Fund.

  D. INCOME TAXES

     No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

     Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America, and therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

     Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

  E. ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

  F. REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2003, all outstanding repurchase agreements held by the Fund had been entered into on that day.

                                                 FREMONT U.S. MICRO-CAP FUND  11

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2003 (Unaudited)
                   (All dollars in thousands except par value)

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR

     The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

          AVERAGE DAILY NET ASSETS                        ADVISORY FEE
          ------------------------                        ------------

          First $30 million                                   2.50%
          Next $70 million                                    2.00%
          On balance over $100 million                        1.50%

     The Advisor has contractually limited the total operating expenses to 1.98% of average daily net assets, indefinitely.

     AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The following is a summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2003:

                              SHARE                                                              SHARE
                            BALANCE,        AGGREGATE     AGGREGATE         NET                 BALANCE          VALUE
                           OCTOBER 31,      PURCHASE        SALES        REALIZED              APRIL 30,       APRIL 30,
ISSUER                        2002            COST          COST        GAIN/(LOSS)  INCOME      2003            2003
                           ---------------------------------------------------------------------------------------------
American Science &
  Engineering, Inc.          488,900            $ 12       $ 5,678       $ (3,493)     $ --            --*     $    --*
Anarem Microwave, Inc.            --             583            --             --        --     1,113,400        8,351
Benihana, Inc. (Class A)     432,745              --         1,738           (760)       --            --*          --*
BHA Group Holdings, Inc.
  (Class A)                       --           1,019             6             --        --       341,000        7,234
California Micro
  Devices Corp.            1,089,500                           231         (1,160)       --     1,058,700        3,367
Endocare, Inc.                    --           1,388           741         (3,015)       --     1,400,200        5,601
hi/fn, Inc.                  589,100           1,946            --             --        --       912,800        4,747
MDSI Mobile Data
  Solutions, Inc.            414,700              --            --             --        --       414,700        1,451
Micro Component
  Technology, Inc.           720,900              --           226         (3,964)       --            --*          --*
NeoPharm, Inc.             1,134,500           1,954         1,255           (247)       --     1,225,200       17,888
Northern Technologies
  International Corp.        330,450              --            --             --        --       330,450        1,685
PDF Solutions, Inc.               --           2,938            --             --        --     1,225,200        9,066
Perma-Fix Environmental
  Services, Inc.                  --           1,771            --             --        --     1,911,800        3,862
RIT Technologies Ltd.        876,900              --            --             --        --       876,900          877
Rimage Corp.                 852,600              --            --             --        --       852,600        8,867
Sensytech, Inc.                   --           3,294           756             99        --       336,700        3,367
Stratos Lightwave, Inc.      538,340             340            --             --        --       595,340        2,250
Zygo Corp.                   973,200           1,244         3,568         (5,307)       --            --*          --*
                                             ----------------------------------------------                    -------
                                             $16,489       $14,199       $(17,847)     $ --                    $78,613
                                             ==============================================                    =======

* Issuer is not an affiliated company at April 30, 2003.

12  FREMONT U.S. MICRO-CAP FUND

                          FREMONT U.S. MICRO-CAP FUND
           Notes to Financial Statements - April 30, 2003 (Unaudited)
                   (All dollars in thousands except par value)

     OTHER RELATED PARTIES

     Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest cash in money market funds sponsored and managed by the Advisor. The terms of such transactions are identical to those of non-related entities. As of April 30, 2003, the Fund had 13% invested in the Fremont Money Market Fund. Dividends earned from the Fremont Money Market Fund during the six months ended April 30, 2003 was $319.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 2003, were as follows:

                                         PURCHASES        PROCEEDS
                                         ---------        --------

     Long-term securities:                $152,800        $177,912

4.   PORTFOLIO CONCENTRATIONS

     Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   FEDERAL INCOME TAX MATTERS

     As of April 30, 2003, the tax basis components of net assets were as follows:

     COST OF INVESTMENTS FOR TAX PURPOSES      $  492,382
                                               ==========
     Gross tax unrealized appreciation         $   49,011
     Gross tax unrealized depreciation           (131,246)
                                               ----------
     NET TAX UNREALIZED DEPRECIATION              (82,235)
     UNDISTRIBUTED NET INVESTMENT LOSS             (2,849)
     CAPITAL LOSS CARRYFORWARD                   (172,773)
     PAID IN CAPITAL                              669,229
                                               ----------
     NET ASSETS                                $  411,372
                                               ==========

     For Federal Income tax purposes, the Fund has the following capital loss carryforwards at October 31, 2002 that may reduce distributions of realized gains in future years.

     EXPIRING IN            2009           2010             TOTAL
     -------------------------------------------------------------
                          $27,063        $65,655           $92,718

6.   LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $40 million. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit. The Fund did not have any borrowings under the line of credit for the six months ended April 30, 2003.

                                                 FREMONT U.S. MICRO-CAP FUND  13
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

FREMONT FUNDS
-------------
333 Market Street, Suite 2600
San Francisco, CA 94105

www.fremontfunds.com


Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001c-0306

Item 2:   Code of Ethics - Not applicable to Semi-Annual Report

Item 3:   Audit  Committee  Financial  Expert - Not  applicable  to  Semi-Annual
          Report

Item 4: Principal Accountant Fees and Services - Not applicable to Semi-Annual Report

Items 5-8:  Reserved.

Item 9:   Controls and Procedures -

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits: - Certifications required by Item 10(b) of Form N-CSR are filed herewith.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

(c)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREMONT MUTUAL FUNDS, INC.
--------------------------

By (Signature and Title)* /s/ Deborah L. Duncan
                          ------------------------
                              Deborah L. Duncan
                              President
Date June 30, 2003
     ---------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREMONT MUTUAL FUNDS, INC.

By (Signature and Title)* /s/ James E. Klescewski
                          ------------------------
                              James E. Klescewski
                              Treasurer

Date June 30, 2003
     ---------------------------------------------